                                                   FILED PURSUANT TO RULE 485(b)
                                                        REGISTRATION NO. 2-71299
                                                                   811-3153

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                                   ---------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                 -----
     Pre-Effective Amendment No.
                                 ------                          -----
     Post-Effective Amendment No.   39                             X
                                  ------                         -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                 -----
     Amendment No.   39
                   ------

                        FRANK RUSSELL INVESTMENT COMPANY
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         909 A Street, Tacoma, Washington                      98402
      ---------------------------------------                ----------
      (Address of Principal Executive Office)                (ZIP Code)

Registrant's Telephone Number, including area code:  253/627-7001

                  Gregory J. Lyons, Associate General Counsel
                        Frank Russell Investment Company
             909 A Street, Tacoma, Washington  98402  253/596-2406
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                          Steven M. Felsenstein, Esq.
                       Stradley, Ronon, Stevens & Young
                           2600 One Commerce Square
                     Philadelphia, WA  19103  215/564-8074
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: .

     It is proposed that this filing will become effective (check appropriate box)
     ( )  immediately upon filing pursuant to paragraph (b)

     (X)  on May 1, 1998 pursuant to paragraph (b)
     ( )  60 days after filing pursuant to paragraph (a)(i)

     ( )  on date pursuant to paragraph (a)(i)
     ( )  75 days after filing pursuant to paragraph (a)(ii)
     ( )  on (date) pursuant to paragraph (a)(ii) of rule 485.

     If appropriate, check the following box:
     ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                      DECLARATION PURSUANT TO RULE 24f-2

     Registrant has declared its intention to register an indefinite number of shares of beneficial interest, par value of $.01, of Frank Russell Investment Company pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended December 31, 1997 on March 20, 1998.

                                                Frank Russell Investment Company
                                                File No. 2-71299
                                                P/E Amd. #39

                                   FORM N-1A
                                   ---------
                       Cross-Reference Sheet Required By
                   Rule 481(a) under Securities Act of 1933

FORM N-1A
ITEM No.              ITEM CAPTION                                       LOCATION
---------        -----------------------        ---------------------------------------------------------
                   Information Required                             Prospectus Caption
  Part A              in a Prospectus                            [unless otherwise noted]
---------        -----------------------        ---------------------------------------------------------
  1              Cover Page                     Cover Page
  2              Synopsis
   (a)                                          Summary
   (b)                                          Highlights and Table of Contents
  3              Condensed Financial
                 Information
   (a)                                          Financial Highlights
   (b)                                          Not Applicable
   (c)                                          Investment Objectives, Restrictions and Policies
   (d)                                          Annual reports to be filed.
  4              General Description of
                 Registrant
   (a)(i)                                       Cover page; Additional Information - Organization,
                                                Capitalization and Voting
  (ii)                                          Investment Objectives, Restrictions and Policies
   (b)                                          Investment Objectives, Restrictions and Policies
   (c)                                          Investment Objectives, Restrictions and Policies
  5              Management of the Funds
   (a)                                          General Management of the Funds
   (b)                                          Money Manager Profiles; General Management of the Funds
   (c)                                          General Management of the Funds
   (d)                                          General Management of the Funds; Additional Information -
                                                Distributor, Custodian, Accountants and Reports
   (e)                                          General Management of the Funds
   (f)                                          Expenses of the Funds
   (g)                                          Portfolio Transaction Policies
  5A             Management's Discussion of     Annual Report to be filed.
                 Fund Performance
  6              Capital Stock and Other
                 Securities
   (a)                                          Eligible Investors; Additional Information - Organization,
                                                Capitalization and Voting
   (b)                                          Additional Information - Organization, Capitalization and
                                                Voting
   (c)                                          Not Applicable
   (d)                                          Not Applicable


                   Information Required                             Prospectus Caption
  Part A              in a Prospectus                            [unless otherwise noted]
---------        -----------------------        ---------------------------------------------------------
   (e)                                          Back Cover
   (f)                                          Dividends and Distributions
   (g)                                          Taxes
   (h)                                          Not Applicable
  7              Purchase of Securities
                 Being Offered
   (a)                                          Additional Information - Distributor, Custodian,
                                                Accountants and Reports
   (b)                                          Eligible Investors; How Net Asset Value is Determined;
                                                How to Purchase Shares
   (c)                                          Not Applicable
   (d)                                          Eligible Investors
   (e)                                          Not Applicable
   (f)                                          Not Applicable
   (g)                                          Not Applicable
  8              Redemption or Repurchase
   (a)                                          How to Redeem Shares
   (b)                                          Not Applicable
   (c)                                          Eligible Investors
   (d)                                          How to Redeem Shares
  9              Pending Legal Proceedings      Not Applicable


                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of seven Funds:

            Real Estate Securities Fund           Money Market Fund
            Emerging Markets Fund
            Equity T Fund                         US Government Money Market
                                                  Fund
            Limited Volatility Tax Free Fund      Tax Free Money Market Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is no specified minimum investment in the Funds, but investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTMENTS IN MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, US GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. Two
Funds -- Real Estate Securities Fund and Emerging Markets Fund -- also offer interests in another class of shares, the Class C Shares, through another prospectus. For more information concerning Class C Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 43 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  13
Eligible Investors..........................................................  14
General Management of the Funds.............................................  15
Expenses of the Funds.......................................................  17
The Money Managers..........................................................  17
Investment Objectives, Policies and Practices...............................  18
Portfolio Transaction Policies..............................................  28
Dividends and Distributions.................................................  30
Taxes.......................................................................  31
Performance Information.....................................................  32
How Net Asset Value Is Determined...........................................  34
How to Purchase Shares......................................................  35
How to Redeem Shares........................................................  37
Additional Information......................................................  39
Money Manager Profiles......................................................  40
Glossary....................................................................  43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  REAL ESTATE SECURITIES FUND -- A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

  EMERGING MARKETS FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  EQUITY T FUND -- Capital growth on an after-tax basis by investing primarily in equity securities.

  LIMITED VOLATILITY TAX FREE FUND -- A high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition.

  The Trust's Board of Trustees has approved, subject to the approval of the Fund's shareholders, changing the Limited Volatility Tax Free Fund's investment objective, as described in more detail under "Investment Objectives, Policies and Practices, Limited Volatility Tax Free Fund."

  MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in short-term, high-grade, money market instruments.

  US GOVERNMENT MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

  TAX FREE MONEY MARKET FUND -- Maximum current income exempt from federal income tax consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing in short-term municipal obligations. See "Investment Objectives, Policies and Practices."

  The Trust's Fund had aggregate net assets of approximately $13.6 billion on April 1 , 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Real Estate Securities.....  $654,494,526 Money Market...............  $236,323,157
   Emerging Markets...........  $396,931,227 US Government Money
   Equity T...................  $161,655,014  Market..................... $124,910,005
   Limited Volatility Tax
    Free......................  $103,089,120 Tax Free Money Market....... $167,923,946

  All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which Emerging Markets Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

MAXIMUM SALES       MAXIMUM SALES
LOAD IMPOSED       LOAD IMPOSED ON         DEFERRED       REDEMPTION       EXCHANGE
ON PURCHASES     REINVESTED DIVIDENDS     SALES LOAD        FEES +           FEES
-------------    --------------------     ----------      ----------       --------
    None                 None                None        Equity T Fund       None

---------------------

+ Equity T Fund only: The Fund charges a redemption fee of 1% of the value of the shares redeemed, which the Fund retains. Your redemption proceeds are accordingly reduced. The proceeds of this fee are retained by the Fund to offset tax consequences to the Fund that result from the redemption of Fund shares.

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  TOTAL FUND
                                                 OTHER EXPENSES    OPERATING
                                                     (AFTER     EXPENSES (AFTER
                                      MANAGEMENT REIMBURSEMENT  REIMBURSEMENT,
                                         FEE     UNLESS NOTED)  UNLESS NOTED)+
                                      ---------- -------------- ---------------
Real Estate Securities Fund..........   0.85%        0.17%           1.02%
Emerging Markets Fund................   1.20%        0.44%           1.64%
Equity T Fund*.......................   0.67%        0.33%           1.00%
Limited Volatility Tax Free Fund**...   0.50%        0.21%           0.71%
Money Market Fund*...................   0.10%        0.05%           0.15%
US Government Money Market Fund*.....   0.12%        0.16%           0.28%
Tax Free Money Market Fund*..........   0.15%        0.13%           0.28%

---------------------

 + Investors purchasing Class S Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

 * FRIMCo has voluntarily agreed to waive a portion of its 0.75% management fee for the Equity T Fund, up to the full amount of that fee, for all fund expenses that exceed 1.00% of its average daily net assets on an annual basis. Additionally, FRIMCo has voluntarily agreed to waive 0.15% of its 0.25%, 0.13% of its 0.25%, and 0.10% of its 0.25% managements fees for the Money Market Fund, US Government Money Market Fund, and the Tax Free Money Market Fund, respectively. The waiver for each respective fund is intended to be in effect for the current fiscal year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waivers would be .87%, .29%, .56% and .36%% of average net assets of the Equity T Fund, Money Market Fund, US Government Money Market Fund and Tax Free Money Market Fund, respectively.

** The Board of Trustees has approved, subject to shareholder approval, which will be sought at a shareholder meeting expected to be held during 1998, reducing the management fee to 0.30%.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Real Estate Securities Fund.....................  $10     $31     $56     $128
Emerging Markets Fund...........................  $16     $50     $91     $206
Equity T Fund +.................................  $21     $42     $68     $142
Limited Volatility Tax Free Fund................  $ 7     $22     $39     $ 89
Money Market Fund...............................  $ 2     $ 5     $ 8     $ 19
US Government Money Market Fund.................  $ 3     $ 9     $15     $ 35
Tax Free Money Market Fund......................  $ 3     $ 9     $15     $ 35

---------------------
+ You would pay the following expenses on an investment in Equity T Fund, assuming no redemption: 1 year -- $10, 3 years -- $31, 5 years -- $55 and 10 years -- $126.

           FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

REAL ESTATE SECURITIES FUND

                           1997     1996     1995     1994     1993     1992    1991    1990    1989
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $ 21.50  $19.33  $14.99  $19.31  $20.00
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.36     1.39     1.32     1.25     1.05    1.08    1.11    1.30     .42
 Net realized and
  unrealized gain (loss)
  on investments........     3.93     6.89     1.03      .40     2.68    2.16    4.36   (4.30)   (.73)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
  Total From Investment
   Operations...........     5.29     8.28     2.35     1.65     3.73    3.24    5.47   (3.00)   (.31)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.41)   (1.34)   (1.35)   (1.23)   (1.04)  (1.07)  (1.13)  (1.32)   (.38)
 Net realized gain on
  investments...........    (2.21)   (1.26)     --      (.45)   (1.43)    --      --      --      --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.20)     --      --      --      --      --
 Tax return of capital..      --       --      (.02)     --       --      --      --      --      --
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
  Total Distributions...    (3.62)   (2.60)   (1.37)   (1.88)   (2.47)  (1.07)  (1.13)  (1.32)   (.38)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $21.50  $19.33  $14.99  $19.31
                          =======  =======  =======  =======  =======  ======  ======  ======  ======
TOTAL RETURN (%)(a).....    18.99    36.81    10.87     7.24    17.42   17.29   37.08  (15.92)  (1.57)
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net assets
  (b)...................     1.02     1.04     1.04     1.05     1.11    1.20    1.31    1.60     .32
 Net investment income
  to average net
  assets (b)............     4.57     5.64     6.10     5.65     4.52    5.60    6.50    8.94    6.90
 Portfolio turnover
  (b)...................    49.40    51.75    23.49    45.84    58.38   19.72   13.28   12.11    8.74
 Net assets, end of year
  ($000 omitted)........  615,483  445,619  290,990  209,208  145,167  75,902  42,771  20,845   7,699
 Average commission rate
  paid per share of
  security ($ omitted)..    .0618    .0631      N/A      N/A      N/A     N/A     N/A     N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period July 28, 1989 (commencement of operations) to December 31,
    1989.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1989 are annualized.

              FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EMERGING MARKETS FUND

                                      1997     1996     1995     1994     1993
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................  $ 12.35   $11.16   $12.25   $13.90  $10.00
                                     -------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............      .14      .10      .11      .15     .07
 Net realized and unrealized gain
  (loss) on investments............     (.56)    1.26    (1.12)   (1.24)   4.09
                                     -------  -------  -------  -------  ------
  Total From Investment Opera-
   tions...........................     (.42)    1.36    (1.01)   (1.09)   4.16
                                     -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income.............     (.05)    (.08)    (.03)    (.10)   (.07)
 In excess of net investment in-
  come.............................     (.09)    (.09)    (.02)    (.10)   (.01)
 Net realized gain on investments..      --       --       --      (.31)   (.18)
 In excess of net realized gain on
  investments......................      --       --      (.03)    (.05)    --
                                     -------  -------  -------  -------  ------
  Total Distributions..............     (.14)    (.17)    (.08)    (.56)   (.26)
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR.......  $ 11.79   $12.35   $11.16   $12.25  $13.90
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(c).............    (3.45)   12.26    (8.21)   (5.83)  41.83
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)............     1.64     1.71     1.75      .80     .80
 Operating expenses, gross, to av-
  erage net assets (b)(c)..........     1.64     1.72     1.80      .83    1.60
 Net investment income to average
  net assets (b)(c)................      .87      .77      .88     1.10    1.33
 Portfolio turnover (b)............    50.60    34.62    71.16    57.47   89.99
 Net assets, end of year ($000
  omitted)(d)......................  333,052  271,490  172,673  127,271  65,457
 Average commission rate paid per
  share of security ($
  omitted)(d)......................    .0012    .0007      N/A      N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993, are annualized.
(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(d) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

         FINANCIAL HIGHLIGHTS OF THE LIMITED VOLATILITY TAX FREE FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

LIMITED VOLATILITY TAX FREE FUND

                           1997    1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $21.02  $ 21.24  $ 20.48  $ 21.45  $ 21.03  $ 20.85  $ 20.49  $ 20.51  $ 20.41  $ 20.46
                          ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     .84      .85      .81      .86      .94     1.01     1.17     1.25     1.21     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     .18     (.21)     .77     (.97)     .42      .18      .35     (.03)     .17     (.10)
                          ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........    1.02      .64     1.58     (.11)    1.36     1.19     1.52     1.22     1.38     1.05
                          ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (.84)    (.86)    (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)   (1.10)
 In excess net
  investment income.....    (.01)
  Total Distributions...    (.85)    (.86)    (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)   (1.10)
                          ------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $21.19  $ 21.02  $ 21.24  $ 20.48  $ 21.45  $ 21.03  $ 20.85  $ 20.49  $ 20.51  $ 20.41
                          ======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........    4.92     3.07     7.81    (0.54)    6.58     5.85     7.64     6.12     6.95     5.23
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net assets....     .71      .75      .74      .72      .75      .80      .84      .86      .74      .65
 Net investment income
  to average net
  assets................    3.99     4.02     3.91     4.14     4.40     4.89     5.68     6.06     5.64     5.50
 Portfolio turnover
  (a)...................   40.79    74.34    73.91    71.71    24.05    18.21   129.12    99.00    89.93    67.24
 Net assets, end of year
  ($000 omitted)........  83,076   66,344   63,838   48,975   51,211   38,399   26,173   23,553   25,657   38,151

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) Beginning in 1992, variable rate daily demand securities were excluded from the turnover calculation.

                 FINANCIAL HIGHLIGHTS OF THE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MONEY MARKET FUND

                          1997    1996     1995     1994     1993     1992     1991     1990     1989     1988
                         ------- -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR........... $1.0000 $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         ------- -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0563   .0549    .0601    .0447    .0342    .0403    .0618    .0823    .0922    .0759
                         ------- -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income.. (.0563)  (.0549)  (.0601)  (.0447)  (.0342)  (.0403)  (.0618)  (.0823)  (.0922)  (.0759)
                         ------- -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR........... $1.0000 $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         ======= =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    5.79    5.63     6.19     4.57     3.48     4.11     6.38     8.55     9.61     7.86
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets (a)........     .08     .05      .06      .05      .07      .08      .07      .07      .06      .06
 Operating expenses,
  gross, to average
  daily net assets (a)..     .30     .30      .26      .05      .07      .08      .07      .07      .06      .06
 Net investment income
  to average net assets
  (a)...................    5.65    5.49     6.01     4.49     3.38     4.04     6.13     8.29     9.31     7.59
 Net assets, end of year
  ($000 omitted)........ 926,283 496,932  533,643  502,302  415,998  347,464  316,426  226,339  145,550  116,369

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

       FINANCIAL HIGHLIGHTS OF THE US GOVERNMENT MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

US GOVERNMENT MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0545    .0526    .0580    .0380    .0284    .0347    .0573    .0773    .0861    .0693
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0545)  (.0526)  (.0580)  (.0380)  (.0284)  (.0347)  (.0573)  (.0773)  (.0861)  (.0693)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........    5.59     5.40     5.98     3.87     2.88     3.53     5.90     8.04     8.98     7.15
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............     .20      .25      .32      .57      .49      .41      .38      .41      .42      .33
 Operating expenses,
  gross, to average
  daily net assets......     .41      .50      .51      .57      .49      .41      .38      .41      .42      .33
 Net investment income
  to average daily net
  assets................    5.44     5.27     5.82     3.91     2.85     3.47     5.74     7.69     8.69     6.94
 Net assets, end of year
  ($000 omitted)........ 187,412  239,725  149,941  112,077   95,410  153,976  182,747  191,623  108,073  131,333

---------------------
* See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE TAX FREE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

TAX FREE MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0355    .0329    .0370    .0279    .0251    .0304    .0473    .0582    .0623    .0508
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0355)  (.0329)  (.0370)  (.0279)  (.0251)  (.0304)  (.0473)  (.0582)  (.0623)  (.0508)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    3.61     3.35     3.76     2.83     2.55     3.09     4.84     5.99     6.42     5.24
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............     .28      .42      .48      .40      .43      .45      .45      .45      .45      .43
 Operating expenses,
  gross, to average
  daily net assets......     .38      .42      .48      .40      .43      .45      .46      .52      .61      .50
 Net investment income
  to average daily net
  assets................    3.55     3.28     3.69     2.84     2.52     3.03     4.73     5.82     6.28     5.36
 Net assets, end of year
  ($000 omitted)........ 130,725  102,207   78,000  100,819   68,154   73,203   61,288   59,892   30,873   39,165

---------------------
 * See notes to Financial Statements which appear in the Trust Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) Periods less than one year are not annualized.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY T FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY T FUND

                                                                1997    1996*
                                                              --------  ------
NET ASSET VALUE, BEGINNING OF YEAR........................... $  10.61  $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................................      .08     .03
  Net realized and unrealized gain (loss) on investments.....     3.28     .61
                                                              --------  ------
    Total Income From Investment Operations..................     3.36     .64
LESS DISTRIBUTIONS:
  Net investment income......................................     (.07)   (.03)
                                                              --------  ------
NET ASSET VALUE, END OF YEAR................................. $  13.90  $10.61
                                                              ========  ======
TOTAL RETURN (%)(a)(c).......................................    31.73    6.10
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)(c)......     1.00    1.00
  Operating expenses, gross, to average net assets (b)(c)....     1.08    2.83
  Net investment income to average net assets (b)(c).........      .92    1.62
  Portfolio turnover (b).....................................    39.23    8.86
  Net assets, end of year ($000 omitted).....................  109,735  19,931
  Average commission rate paid per share of security ($ omit-
   ted)......................................................    .0271   .0301

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 + For the period October 7, 1996 (commencement of operations) to December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds, which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial service organizations; and

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries.

  There is no specific minimum amount that must be invested in the Funds or in the Trust.

  The Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries which have entered into Service Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  In the case of the Emerging Markets, Equity T and Money Market Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, Multistrategy Bond, and Emerging Markets Funds

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1998 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services -- including objective-setting and asset-allocation technology, and money manager research and evaluation assistance -- that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Real Estate Securities Fund, 0.85%; Emerging Markets Fund, 1.20%; Equity T Fund, 0.75%; Limited Volatility Tax Free Fund, 0.50%; Money Market Fund, 0.25%; US Government Money Market Fund, 0.25%; and Tax Free Money Market Fund, 0.25%.

  The fees for Real Estate Securities and Emerging Markets Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on assets invested in the Trust's Money Market Fund.

  The Board has approved, subject to the approval of the shareholders of the applicable Funds, which will be sought at a shareholder meeting expected to be held during 1998, the Funds' payment to FRIMCo of a fee designed to compensate FRIMCo for its role in managing collateral derived from securities lending and certain other portfolio transactions. If approved by shareholders, each Fund will pay a fee to FRIMCo for investment supervision over that Fund's cash, securities and other investment assets which are not treated as net assets of that Fund in determining the Fund's net asset value per share. If approved, the fee will equal 0.07% of such assets on an annualized basis.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all the assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Real Estate Securities Fund, 0.31%; Emerging Markets Fund, 0.72%; Equity T Fund, 0.34%; Limited Volatility Tax Free Fund, 0.25%; Money Market Fund, 0.00%; US Government Money Market Fund, 0.00%; and Tax Free Money Market Fund, 0.15%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Equity T Fund is managed by J.P. Morgan Investment Management, Inc. ("Morgan"). The individual responsible for the management of the Fund is James
C. Weiss, who is a Vice President and Portfolio Manager in the US Structured Equity area. Mr. Weiss joined Morgan in 1992; prior to that, he was a stock index arbitrageur at Oppenheimer & Company.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo (except with respect to Money Market Fund and US Government Money Market Fund), nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                ANTICIPATED MAXIMUM
                                  EQUITY      DEBT
      FUND                       EXPOSURE   EXPOSURE           FOCUS
      ----                      ----------- -------- -------------------------
Real Estate Securities Fund....   65-100%      35%   Total return
Emerging Markets Fund..........   65-100%      35%   Maximum total return
Equity T Fund..................   65-100%      35%   Capital growth
Limited Volatility Tax Free
 Fund..........................       --%     100%   Federal tax-exempt income
Money Market Fund..............       --%     100%   Maximum current income
US Government Money Market
 Fund..........................       --%     100%   Maximum current income
Tax Free Money Market Fund.....       --%     100%   Maximum current income

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmentally authorized investment vehicles. For information on risks, see "Risk Considerations."

                                 EQUITY T FUND

  Equity T Fund's objective is to provide capital growth on an after-tax basis by investing principally in equity securities.

  The Fund may invest in common and preferred stocks, rights and warrants, and convertible securities. Generally, the Fund seeks to invest primarily in domestic equity securities that the Fund's money manager believes to be undervalued on a long-term basis. To be fully exposed to the equity markets, the Fund may purchase S&P 500 Index futures contracts. These contracts may be considered to be derivative securities.

  Most stock mutual funds are managed to maximize pre-tax total return, without regard to the shareholder tax consequences of portfolio activity that may result in taxable distributions. In contrast, the Fund seeks to achieve its investment objective while minimizing shareholder tax consequences in connection with the Fund's portfolio investment income and realized capital gains. The Fund is designed for taxable investors who seek to minimize the impact of taxes on their investment returns by participating on a long-term basis in a broadly-diversified investment portfolio of equity securities. The Fund is not recommended for either short-term investors, or for assets that are already tax-deferred (such as assets held in IRAs and 401(k) plans).

  In pursuing the Fund's objective, the money manager utilizes distinct investment strategies and tax-efficient management techniques in an effort to minimize the impact of taxes on the Fund's shareholders. The Fund will attempt to limit short-term capital gains, and to minimize the realization of net long-term capital gains and subsequent distribution of such gains, to shareholders. While the Fund may sell portfolio securities whenever the money manager deems it appropriate, the Fund will typically buy stocks with the intention of holding the stocks for a period of time to qualify for the more favorable tax treatment (i.e., a long-term capital gain).

  When the money manager decides to sell a particular appreciated security, the manager will generally select for sale those share lots with the highest cost basis to minimize capital gains. The money manager will also sell securities in order to realize capital losses. These losses can be used to offset realized capital gains (whether long or short-term) and thereby reduce capital gains distributions to shareholders.

  The Fund intends to remain as fully invested as possible to enhance the potential for attractive total returns. While the Fund is permitted to invest its cash reserves in money market instruments, US government obligations and high-quality debt securities, the money manager will seek to be fully invested in equity securities.

  The Fund retains a redemption fee equal to 1% of the value of the shares redeemed from all redemptions (other than redemptions in kind). The redemption fee is intended to offset the potentially negative impact that redemptions can have on the Fund's portfolio strategy and to contain costs. The fee will indirectly help to offset tax costs that investors bear when the Fund is forced to realize capital gains as a result of shareholder redemptions or investment activity. By being paid directly to the Fund, the fee tends to be advantageous to long-term investors and disadvantageous to short-term investors.

                       LIMITED VOLATILITY TAX FREE FUND

  Limited Volatility Tax Free Fund's objective is to provide a high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition. The Board has approved, subject to shareholder approval which will be sought at a shareholder meeting expected to be held during 1998, changing the Fund's investment objective to provide a high level of federal tax-exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. In conjunction with these and other changes, the Fund intends to change its name to Tax Free Bond Fund. The Fund intends to invest 100% and will always invest 80% of its net assets in municipal obligations, including variable rate obligations.

  The Fund may purchase from financial institutions (such as banks and insurance companies) participation interests in variable rate obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank or insurance policy of an insurance company that the money manager concludes meets the Fund's quality standards. The Fund may sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after 30 days' notice, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise its right to demand payment only on (i) a default under the terms of the municipal obligations,
(ii) when necessary to provide liquidity to meet redemptions, or (iii) to maintain the required portfolio quality.

  The Fund may purchase municipal obligations with a "put" or "standby commitment." A put or "standby commitment" obligates the seller to buy the underlying municipal obligation from the Fund at an agreed upon price and time. If the seller does not honor the put or standby commitment for financial reasons, the Fund may be a general creditor of the seller.

  For information on risks, see "Risk Considerations."

                               MONEY MARKET FUND

  Money Market Fund's objectives are to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in short-term, high-grade money market instruments.

  The instruments in which the Fund invests include (1) US government obligations; (2) instruments of US and foreign banks and branches ("bank instruments"); (3) commercial paper of US and foreign companies; (4) corporate obligations; (5) variable amount master demand notes; and (6) US government securities which are subject to repurchase agreements, provided that the Fund will not invest in repurchase agreements maturing in more than seven days if, as a result thereof, such repurchase agreements, together with all other illiquid securities, equal more than 10% of the Fund's total assets taken at current market value. See "Portfolio Securities" and "Risk Considerations."

                     US GOVERNMENT MONEY MARKET FUND

  US Government Money Market Fund's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations. The Fund may purchase US government obligations on a forward commitment basis. See "Portfolio Securities."

                          TAX FREE MONEY MARKET FUND

  Tax Free Money Market Fund's objective is to provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations. The Fund intends to invest 100% and will always invest 80% of its total assets in municipal obligations. The Fund may invest up to 10% of its net assets in securities subject to legal or contractual restrictions on disposition or for which no readily available market exists.

  The Fund will purchase municipal obligations with demand features only when the demand instrument and the underlying municipal obligations meet the Fund's quality standards. The Fund may purchase municipal obligations with a put or standby commitment. See "Portfolio Securities" and "Risk Considerations."

FUND INVESTMENT SECURITIES

  In pursuing their investment objectives, the Funds described in this Prospectus may invest principally in the securities described below.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Emerging Markets Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's and S&P consider securities rated Baa and BBB, respectively, to have some speculative characteristics. The Funds, other than Emerging Markets Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interests rates.

DEPOSITORY RECEIPTS

  Emerging Markets Fund may invest in Depository Receipts. These are securities traded in the United States that are issued typically in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be connected.

EQUITY SECURITIES

  Real Estate Securities, Emerging Markets and Equity T Funds invest primarily in equity securities, and Emerging Markets and Equity T Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants, convertible securities and Depository Receipts. Common stock equivalents may be converted into or provide the holder with the right to common stock. The Emerging Markets and Equity T Funds may also invest in other types of equity securities, including preferred stocks and equity derivative securities.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fluctuating Fund may invest its cash reserves in the Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for Emerging Markets Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. Emerging Markets Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                               US
                               REAL                       LIMITED          GOVERNMENT TAX FREE
                              ESTATE   EMERGING          VOLATILITY MONEY    MONEY     MONEY
                            SECURITIES MARKETS  EQUITY T  TAX FREE  MARKET   MARKET    MARKET
TYPE OF PORTFOLIO SECURITY     FUND      FUND     FUND      FUND     FUND     FUND      FUND
--------------------------  ---------- -------- -------- ---------- ------ ---------- --------
Common stocks...........         X         X        X
Common stock equivalents
 (warrants).............         X         X        X
Common stock equivalents
 (options)..............         X         X        X
Common stock equivalents
 (convertible debt
 securities)............         X         X        X
Common stock equivalents
 (depository receipts)..                   X
Preferred stocks........         X         X        X
Equity derivative secu-
 rities.................         X         X        X
Debt securities (below
 investment grade or
 junk bonds)............                   X
US government securi-
 ties...................         X         X        X         X        X        X         X
Municipal obligations...                                      X
Investment company secu-
 rities.................         X         X        X         X        X        X         X
Foreign securities......         X         X        X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                             US
                             REAL                       LIMITED          GOVERNMENT TAX FREE
                            ESTATE   EMERGING          VOLATILITY MONEY    MONEY     MONEY
                          SECURITIES MARKETS  EQUITY T  TAX FREE  MARKET   MARKET    MARKET
    TYPE OF PRACTICE         FUND      FUND     FUND      FUND     FUND     FUND      FUND
    ----------------      ---------- -------- -------- ---------- ------ ---------- --------
Cash reserves...........       X         X        X         X
Repurchase
 agreements(1)..........       X         X        X         X        X        X         X
When-issued and forward
 commitment securities..       X         X        X         X        X        X         X
Reverse repurchase
 agreements.............       X         X        X         X        X        X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............       X         X        X                  X        X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....       X         X        X         X
Illiquid securities
 (limited to 10% of
 Fund's net assets).....                                             X        X         X
Forward currency
 contracts(2)...........                 X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........       X         X        X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........       X         X        X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........       X         X        X         X
Credit and liquidity
 enhancements...........                                    X                           X
Liquidity portfolio.....       X         X        X

---------------------

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Emerging Markets Fund may not invest more than one-third of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

  Money Market, US Government Money Market and Tax Free Money Market
Funds. Each of the Money Market Funds seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its portfolio securities at "amortized cost" in compliance with the 1940 Act's Rule 2a-7 (the "Rule"). Each Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, and invests only in securities with a remaining maturity, as determined under the Rule, of 397 days or less. The Money Market Funds limit their investments to those securities that their money managers determine present minimal credit risks, in accordance with Board-adopted procedures.

  The Money Market Funds will invest in money market instruments (and in the case of Tax Free Money Market Fund, in municipal obligations) that have been rated in one of the two highest rating categories by two NRSROs, such as S&P and Moody's. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest rating category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of a Money Market Fund may be invested in a single Tier 1 security (other than US government obligations). In addition, a Money Market Fund may not invest more than 5% of its total assets in Tier 2 securities, and may not invest more than 1% of its total assets in any single Tier 2 security. See the SAI for a description of the NRSROs.

RISK CONSIDERATIONS

  Concentration in Real Estate Industry. Real Estate Securities Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund is subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage REITs may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass through of income under the Code or to maintain their exemption from the 1940 Act.

  Municipal Obligations. The Tax Free Funds may invest in municipal obligations, which involve certain risks. Municipal obligations may be affected by economic, business or political developments. These securities may be subject to the provisions of litigation, bankruptcy, and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced, from time to time, to restrict or eliminate the federal income tax exemption for municipal obligations' interest. If legislation is adopted, the Board will reevaluate the Tax Free Funds' investment objectives and may submit possible changes in the structure of the Funds to their shareholders.

  Credit and Liquidity Enhancements. Money Market and Tax Free Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks. Adverse changes in the banks' credit quality could cause losses to the Funds and may affect their net asset values.

  Investment in Foreign Securities. The Funds, other than the Money Market Funds, may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are often incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because each Fund's foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of a Fund's foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market counties.

  The Money Market Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs, ETDs and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investments for the Money Market Fund.

  High Risk Bonds. Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Emerging Markets Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Money Market Funds) may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The other Funds, except Limited Volatility Tax Free Fund and Equity T Fund, do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions. Limited Volatility Tax Free Fund seeks to realize long-term (rather than short-term) capital gains when making portfolio management decisions. Equity T Fund seeks to minimize the impact of taxes on its shareholders' returns. These factors will effect the two Funds' portfolio turnover rates.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The strategy of minimizing the impact of taxes on shareholders' investment returns and avoiding the recognition of capital gains may constrain the ability of FRIMCo to change money managers of Equity T Fund. The annual portfolio turnover rates for the Funds (other than the Money Market Funds) are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and, in the case of the Money Market Funds, net short-term capital gains (if any), according to the following schedule:

 DECLARED                 PAYABLE                             FUNDS
 --------                 -------                             -----
Daily......  1st business day of following      Money Market Funds
              month
Monthly....  Early in the following month       Limited Volatility Tax Free Fund
Quarterly..  Mid:  April, July, October and     Real Estate Securities Fund
                   December
Annually...  Mid-December                       Emerging Markets and Equity T
                                                 Funds

  The Money Market Funds determine net investment income immediately prior to the determination of their net asset values. This occurs at the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is paid monthly.

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. Emerging Markets Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income (except those of the Tax Free Funds) and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Money Market and US Government Money Market Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% or 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividends, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  .  any foreign taxes assessed against Emerging Markets Fund;

  . the Tax Free Funds' dividends subject to federal tax (if any) and attributable to each state;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Money Market and US Government Money Market Funds' income attributable to US government, Treasury and agency securities.

  While Equity T Fund is managed to minimize the amount of capital gains realized during a particular year, the realization of capital gains is not entirely within the Fund's or its money manager's control. Shareholder purchase and redemption activity, as well as the Fund's performance, will impact the amount of capital gains realized. Capital gains distributions by Equity T Fund may vary considerably from year to year.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Real Estate Securities or Equity T Funds may qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by either Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Except for shareholders of the Tax Free Funds, any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. For shareholders of the Tax Free Funds, any loss incurred on the sale or exchange of the Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to the shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Tax Free Funds intend to continue to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of their taxable years, at least 50% of the value of their total assets in municipal obligations. If the Funds satisfy this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation to the extent net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return and, in the case of certain Funds, current yield and tax equivalent yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rate of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:


                                     5 YEARS      10 YEARS
                           1 YEAR     ENDED        ENDED     INCEPTION TO
                           ENDED     DEC. 31,     DEC. 31,     DEC. 31
                          DEC. 31,     1997         1997         1997     INCEPTION
                            1997   (ANNUALIZED) (ANNUALIZED) (ANNUALIZED)   DATE
                          -------- ------------ ------------ ------------ ---------
Real Estate Securities..   18.99%     17.84%         --         14.03%    07/28/89
Emerging Markets*.......   (3.45)       --           --          5.95     01/29/93
Equity T**..............   31.73        --           --         31.31     10/07/96
Limited Volatility Tax
 Free...................    4.92       4.33         5.34%        5.48     09/05/85
Money Market*...........    5.79       5.13         6.21         7.40     10/15/81
US Government Money Mar-
 ket....................    5.59       4.74         5.72         5.90     09/05/85
Tax Free Money Market...    3.61       3.22         4.16         4.21     05/08/87

---------------------

 * The performance for Emerging Markets and Money Market Funds prior to April 1, 1995 is reported gross of management fees. For periods after that date, performance results are reported net of management fees, but gross of any shareholder investment services fees. Descriptions of these shareholder investment services fees can be obtained from FRIMCo upon request.
** Equity T commenced operations on October 7, 1996.

   Limited Volatility Tax Free Fund also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized -- the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based on the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yield for the year ended December 31, 1997 for the Class S shares of Limited Volatility Tax Free Fund was 3.53%.

   Limited Volatility Tax Free Fund may also utilize tax equivalent yields computed in the same manner as yield, with adjustment for a stated income tax rate. The 30-day tax equivalent yield for Class S shares of the Fund for the year ended December 31, 1997, based on a tax rate of 39.6%, was 5.85%.

  The Money Market Funds also may advertise their yields and effective yields. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Money Market Fund refers to the income generated by an investment in the Money Market Fund over a 7-day period (the period will be stated in the advertisement). The yield is calculated by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then annualized -- the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The following are the current and effective yields for Class S shares of the Money Market Funds during 1997 for the seven-day (and 30-day, in the case of Tax Free Money Market Fund) periods ended:

                             MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 31
                         ----------------- ----------------- ----------------- -----------------
                         CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                         ------- --------- ------- --------- ------- --------- ------- ---------
Money Market............  5.58%    5.74%    5.76%    5.93%    5.70%    5.86%    5.73%    5.90%
US Government Money
 Market.................  5.48%    5.63%    5.57%    5.73%    5.44%    5.59%    5.50%    5.65%
Tax Free Money Market
 7 day period...........  3.32%    3.37%    3.87%    3.94%    3.85%    3.92%    3.89%    3.96%
30 day period...........  3.18%    3.23%    3.70%    3.77%    3.66%    3.73%    3.70%    3.76%

  The Tax Free Money Market Fund may also utilize tax equivalent yields, computed in the same manner as yield, with adjustment for a stated income tax rate. The following are the current and effective tax equivalent yields for Class S shares of Tax Free Money Market Fund, based on a tax rate of 39.6%, during 1997 for the 7-day and 30-day periods ended:

                             MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 31
                         ----------------- ----------------- ----------------- -----------------
                         CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                         ------- --------- ------- --------- ------- --------- ------- ---------
Tax Free Money Market 7
 day period.............  5.49%    5.58%    6.41%    6.53%    6.37%    6.49%    6.44%    6.56%
30 day period...........  5.27%    5.35%    6.13%    6.24%    6.07%    6.17%    6.13%    6.23%

  Each Fund may also advertise nonstandardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds, a business day is one on which the NYSE is open for trading. A business day for the Money Market Funds includes any day on which the NYSE is open for trading and the Boston Federal Reserve Bank is open. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time). Money Market Fund and US Government Money Market Fund also determine their net asset values as of 1:00 p.m. Eastern time, and Tax Free Money Market Fund as of 12:00 noon Eastern time.

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price and futures contracts are valued on the basis of the last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  The Money Market Funds' portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Money Market Funds utilize the amortized cost valuation method in accordance with the Rule. Money market instruments maturing within 60 days of the valuation date held by the Fluctuating Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Shares of the Funds are sold without a sales load on each business day at the next determined net asset value after receipt of an order in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

  Orders by investors (except participants in the Three Day Settlement Program (the "Settlement Program") described below) to purchase Fund shares must be received by the Transfer Agent on any day when Fund shares are offered, prior to the following deadlines:

Close of the NYSE (currently 4:00         Real Estate Securities, Emerging
 p.m. Eastern Time)                        Markets, Equity T and Limited
                                           Volatility Tax Free Funds

  11:45 a.m. Eastern Time                 Tax Free Money Market Fund

  12:15 p.m. Eastern Time                 US Government Money Market Fund

  12:45 p.m. Eastern Time                 Money Market Fund

  You may transmit your purchase orders to the Transfer Agent by telephone, mail, or entry into the shareholder recordkeeping system.

  Orders for the Money Market Funds' shares placed prior to the deadlines noted above and in proper form can be accepted for pricing and investment, and will begin earning income, on that day. Money Market Funds' orders received after the designated deadlines will not be accepted for pricing and investment until the next business day. Orders for shares of any Fund that are not accepted prior to the designated time for the Fund cannot be invested in the Fund nor begin to earn income until the next business day.

  Payment Procedures: The Custodian or Transfer Agent (depending on your method of payment) must receive payment for the purchase of shares on the day the order is accepted (except for participants in the Settlement Program). You may pay for Fund orders in several ways:

  Federal Funds Wire. You may wire federal funds to the Custodian.

  Automated Clearing House ("ACH"). You may pay for purchases through ACH to the Custodian. However, funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. In that case, your order would be placed on the next business day.

  Automated Investment Program. You may make scheduled investments (minimum $50.00) in an established account in a Fund on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from your bank account. A separate transfer is required for each Fund in which you purchase shares. You may terminate an automatic investment program at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in a Money Market Fund will be effected only when the check or draft is converted to federal funds. The investment will not begin to earn dividend income until the receipt of federal funds by the Fund. Investments in the Fluctuating Funds will be effected upon receipt of the check or draft by the Transfer Agent, when the check or draft is received prior to the close of the NYSE (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the NYSE, the order will be effected on the next business day.

IN-KIND EXCHANGE OF SECURITIES

  The Transfer Agent may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.


  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax advisers.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

  The Trust will accept orders from financial institutions to purchase shares of the Fluctuating Funds for settlement on the third business day following the receipt of an order to be paid by a federal wire if the investor has agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment. For further information on the Settlement Program, contact the Trust.

THIRD PARTY TRANSACTIONS

  If you are purchasing Fund shares through a program offered by a Financial Intermediary, you may be required to pay additional fees to the Financial Intermediary. You should contact your Financial Intermediary for information concerning additional fees.

EXCHANGE PRIVILEGE

  You may exchange shares of any Fund for shares of any other Fund, on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact a Financial Intermediary or the Trust. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Trust.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). You should consult your tax adviser. Exchanges from Equity T Fund will be considered to be redemptions and will be subject to a redemption fee (see "How to Redeem Shares" in this Prospectus).

                             HOW TO REDEEM SHARES

  If you are uncertain of the redemption requirements, you should telephone your Financial Intermediary or the Funds at (800) 972-0700; in Washington
(253) 627-7001.

  Fund shares may be redeemed on any business day at the next determined net asset value after receipt of a redemption request in proper form as described below. In the case of Equity T Fund, a redemption fee, calculated as a 1% discount of net asset value of the shares redeemed, will be imposed. The redemption fee is retained by Equity T Fund. See "Investment Objectives, Policies and Practices -- Equity T Fund" in this Prospectus for more information. As with the other Funds, shares of Equity T Fund may be redeemed on any business day after the receipt of a redemption request in proper form.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to your account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests made by check may be withheld for up to 15 days after the date of purchase to assure that the check clears. Upon request, redemption proceeds will be mailed to your address of record or to an alternate address you designate, provided your request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by investors to redeem Fund shares must be received by the Transfer Agent on a business day, prior to the following deadlines:

Close of the NYSE (currently 4:00         Real Estate Securities, Emerging
 p.m. Eastern Time)                        Markets, Equity T and Limited
                                           Volatility Tax Free Funds

  11:45 a.m. Eastern Time                  Tax Free Money Market Fund

  12:15 p.m. Eastern Time                  US Government Money Market Fund

  12:45 p.m. Eastern Time                  Money Market Fund

  You may tender your redemption request to the Transfer Agent by telephone, mail, or by entry into the shareholder recordkeeping system. You may also redeem shares through the Systematic Withdrawal Payment Program, which is described below.

  Redemption requests placed for the Money Market Funds prior to the above times will be tendered that day. While redemption requests for the Money Market Funds will be taken until 4:00 p.m. Eastern Time, they will not be tendered until the next business day.

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form. Alternate procedures may be followed, provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, you should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. For all Funds the redemption price will be the net asset value after receipt by FRIMCo of all required documents in good order. In the case of Equity T Fund, a redemption fee of 1% will be deducted from the amount of your redemption. "Good order" means that the request must include:

    A. A letter of instruction or a stock assignment specifically designating the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    B. Any other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment Program provides an automated method for you to redeem a predetermined dollar amount from your Fund shareholder account, in order to meet a standing request. The SWP Program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts. Because of its investment objective and management strategies, Equity T Fund does not participate in the SWP Program, and the Fund's shareholder's may not arrange for SWP distributions from the Fund.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions you provide on the SWP form. If you have more than one Fund from which an SWP is to be received, you will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date. If the SWP is coming out of one of the Money Market Funds and the trade date falls on a Friday or the day before a holiday, income will be earned until the payment date.

  Distribution Frequency. You can schedule monthly, quarterly, semiannual or annual distribution payments.

  SWP Distribution by Wire. Federal funds wire payments will be sent to a bank you designate on the payment date.

  SWP Distribution by Check. Checks will be sent on the payment date by US Postal Service first class mail, from Boston, Massachusetts, to the address you request.

  SWP Distribution by Electronic Fund Transfer. Electronic fund transfer payments will be sent to a bank you designate on the payment date.

  You must complete and mail a SWP form to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The SWP form must be received by FRIMCo five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of its redemption proceeds in excess of $250,000 by distributing portfolio securities to a shareholder, rather than paying the shareholder in cash. This is called redemption in kind. Shareholders will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend redemptions or to postpone payment dates if any unlikely emergency conditions develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class S Shares, Emerging Markets and Real Estate Securities Funds offer beneficial interests in Class C Shares, which are described in a separate prospectus. Class C Shares are designed to meet different investor needs and are subject to both a Rule 12b-1 distribution fee and a shareholder servicing fee. These fees may effect the performance of the Class C Shares. To obtain more information about Class C Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the indicated Funds: Citizens Bank--Tax Free Money Market Fund.

                            MONEY MANAGER PROFILES

  The money managers identified below, other than the money manager for Money Market and US Government Money Market Funds, have no other affiliations with the Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. The money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly-owned subsidiary, Frank Russell Trust Company.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management Inc., 522 Fifth Avenue, 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan and Co. Incorporated, a publicly held bank holding company.

  Montgomery Asset Management LLC, 101 California Street, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                                 EQUITY T FUND

  J.P. Morgan Investment Management Inc. See: Emerging Markets Fund.

                       LIMITED VOLATILITY TAX FREE FUND

  MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116, is a wholly owned, indirect subsidiary of Sun Life Assurance Company of Canada
(US), a mutual insurance company.

  T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202, is a company whose stock is publicly traded, and a large portion of its stock is held by active employees.

                               MONEY MARKET FUND

  Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402, is a registered investment adviser wholly owned by Frank Russell Company.

                     US GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company See: Money Market Fund.

                          TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th Floor, New York, NY 10004, is a registered investment adviser which is wholly owned by its principals.

  NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs")

  Board -- The Board of Trustees of the Trust

  Cash reserves -- The Fluctuating Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Service Agreements with FRIMCo

  Fluctuating Funds -- Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds, each a Portfolio of the Trust. The Fluctuating Funds have fluctuating net asset values, in contrast to the Money Market Funds, which seek to maintain a stable net asset value of $1 per share.

  FNMA -- Federal National Mortgage Association

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. Emerging Markets Fund generally does not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. Emerging Markets Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect Emerging Markets Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Seven Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. In the case of the Money Market Funds, this restriction is 10% of each Fund's net assets. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Real Estate Securities, Emerging Markets, Equity T, Money Market and US Government Money Market Funds may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 102% (for loans of US securities) and 105% (for Non-US securities), of the current market value of loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Real Estate Securities, Emerging Markets and Equity T Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value.

The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus

  SEC -- US Securities and Exchange Commission

  Services Fee -- The quarterly investment services fee that may be assessed in the future by Emerging Markets, Equity T and Money Market Funds, and which would be paid to FRIMCo

  Shares -- The Class S Shares in the Funds. Each Class S Share of a Fund represents a share of beneficial interest in the Fund

  Tax Free Funds -- Limited Volatility Tax Free and Tax Free Money Market
Funds

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

REAL ESTATE SECURITIES FUND               CONSULTANT
Cohen & Steers Capital Management         Frank Russell Company
AEW Capital Management, L.P.              909 A Street
                                          Tacoma, Washington 98402
EMERGING MARKETS FUND
Genesis Asset Managers, Ltd.              DISTRIBUTOR
J.P. Morgan Investment Management Inc.    Russell Fund Distributors, Inc.
Montgomery Asset Management, L.P.         909 A Street
                                          Tacoma, Washington 98402
EQUITY T FUND
J.P. Morgan Investment Management Inc.    INDEPENDENT ACCOUNTANTS
                                          Coopers & Lybrand L.L.P.
LIMITED VOLATILITY TAX FREE FUND          One Post Office Square
MFS Institutional Advisors, Inc.          Boston, MA 02109
T. Rowe Price Associates, Inc.
                                          LEGAL COUNSEL
MONEY MARKET FUND                         Stradley, Ronon, Stevens & Young, LLP
Frank Russell Investment Management       2600 One Commerce Square
 Company                                  Philadelphia, PA 19103-7098

US GOVERNMENT MONEY MARKET FUND           OFFICE OF SHAREHOLDER INQUIRIES
Frank Russell Investment Management       909 A Street
 Company                                  Tacoma, Washington 98402
                                          (800) 832-6688
TAX FREE MONEY MARKET FUND                In Washington, (253) 627-7001
Weiss, Peck & Greer, L.L.C.

MANAGER, TRANSFER AND DIVIDEND
 PAYING AGENT
Frank Russell Investment Management
 Company
909 A Street
Tacoma, Washington 98402

                                                                   CLASS C FUNDS

                        Frank Russell Investment Company
                          Supplement dated May 1, 1998
                      To the Prospectus Dated May 1, 1998

Effective May 1, 1998, the following statement is added to the Prospectus:

           "CLASS C SHARES OF FRANK RUSSELL INVESTMENT COMPANY FUNDS
             ARE NOT CURRENTLY OFFERED OR AVAILABLE FOR INVESTMENT
                   EXCEPT TO EXISTING CLASS C SHAREHOLDERS."

           . As the third sentence of the first paragraph on page (1)
           . As the second sentence of the last paragraph on page (2)
           . As the second sentence of the SIXTH paragraph on page (4)
           . As the second sentence under "ELIGIBLE INVESTORS" on page (24)
           . As the first sentence under "HOW TO PURCHASE SHARES" on page (48)

                                                              CLASS C FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT DATED MAY 1, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998

Effective immediately, the Paragraph entitled "Schneider Capital Management" under MONEY MANAGER PROFILES-DIVERSIFIED EQUITY FUND is revised in its entirety to read as follows:

Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

PROSPECTUS                                                       CLASS C SHARES

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class C Shares of ten Funds:

      Diversified Equity Fund        Emerging Markets Fund
      Special Growth Fund            Real Estate Securities Fund
      Equity Income Fund             Diversified Bond Fund
      Quantitative Equity Fund       Volatility Constrained Bond Fund
      International Securities Fund  Multistrategy Bond Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class C Shares are sold at their net asset value, with no sales load, no commissions and no exchange fees. Class C Shares are, however, subject to a Rule 12b-1 fee. There is no specified minimum investment in the Funds, but investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class C Shares of the Funds. These Funds also offer interests in another class of shares, the Class S Shares, through other prospectuses. For more information concerning Class S Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov)

                       PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 48 OF THIS PROSPECTUS.

Summary....................................................................   3
Annual Fund Operating Expenses.............................................   5
Financial Highlights.......................................................  13
The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification.....  14
Eligible Investors.........................................................  15
General Management of the Funds............................................  17
Expenses of the Funds......................................................  18
The Money Managers.........................................................  18
Investment Objectives, Policies and Practices..............................  19
Portfolio Transaction Policies.............................................  31
Dividends and Distributions................................................  32
Taxes......................................................................  32
Performance Information....................................................  34
How Net Asset Value Is Determined..........................................  35
How to Purchase Shares.....................................................  36
How to Redeem Shares.......................................................  38
Additional Information.....................................................  40
Money Manager Profiles.....................................................  41
Glossary...................................................................  46

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  DIVERSIFIED EQUITY FUND -- Income and capital growth by investing principally in equity securities.

  SPECIAL GROWTH FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

  EQUITY INCOME FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

  QUANTITATIVE EQUITY FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL SECURITIES FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  EMERGING MARKETS FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  REAL ESTATE SECURITIES FUND -- A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

  DIVERSIFIED BOND FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  VOLATILITY CONSTRAINED BOND FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  MULTISTRATEGY BOND FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

Diversified Equity...... $3,823,169
Special Growth.......... $4,018,843
Equity Income........... $  590,638
Quantitative Equity..... $2,980,547

International
 Securities.............  $1,579,206
Real Estate Securities..  $  464,534
Diversified Bond........  $3,639,154

  You may buy and sell Class C Shares of the Funds through a authorized Financial Intermediary. All Class C Shares are sold without a sales charge or commission. All Class C Shares are subject to Rule 12b-1 fees of up to 0.75% of average daily net assets. However, the Trustees may periodically limit 12b-1 fees to a lesser amount -- the rate is currently 0.40% of average daily net assets. Class C Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions.

  Also, foreign securities in which the Funds may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices," and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class C Shares of a Fund:

MAXIMUM SALES     MAXIMUM SALES LOAD
LOAD IMPOSED          IMPOSED ON            DEFERRED         REDEMPTION       EXCHANGE
ON PURCHASES      REINVEST DIVIDENDS       SALES LOAD*          FEES            FEES
-------------     ------------------       -----------       ----------       --------
    None                 None                 None              None            None

  If you purchase shares of any of the Funds, you will pay a quarterly shareholder servicing fee. This fee may range from .00% to .25% of your average net assets in the Fund.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                     TOTAL FUND
                                                                                      OPERATING
                          MANAGEMENT FEE                           OTHER EXPENSES   EXPENSES (NET
                              (NET OF      RULE 12B-1  SHAREHOLDER     (NET OF           OF
                          REIMBURSEMENTS/ DISTRIBUTION  SERVICING  REIMBURSEMENTS/ REIMBURSEMENTS/
                             WAIVERS)         FEE          FEE        WAIVERS)        WAIVERS)+
                          --------------- ------------ ----------- --------------- ---------------
Diversified Equity
 Fund...................       0.78%          0.40%       0.25%         0.20%           1.63%
Special Growth Fund.....       0.95%          0.40%       0.25%         0.25%           1.85%
Equity Income Fund......       0.80%          0.40%       0.25%         0.29%           1.74%
Quantitative Equity
 Fund...................       0.78%          0.40%       0.25%         0.16%           1.59%
International Securities
 Fund...................       0.95%          0.40%       0.25%         0.36%           1.96%
Emerging Markets Fund...       1.20%          0.40%       0.25%         0.44%           2.29%
Real Estate Securities
 Fund...................       0.85%          0.40%       0.25%         0.21%           1.71%
Diversified Bond Fund...       0.45%          0.40%       0.25%         0.19%           1.29%
Volatility Constrained
 Bond Fund..............       0.50%          0.40%       0.25%         0.28%           1.43%
Multistrategy Bond
 Fund*..................       0.61%          0.40%       0.25%         0.19%           1.45%

---------------------

+ Investors purchasing Class C Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
* FRIMCo has voluntarily agreed to waive a portion of its 0.75% management fee for the Multistrategy Bond Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses, other than 12b-1 fees, Shareholder Servicing Fees and certain other class-level expenses in excess of 0.80% of the Fund's average net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver would be 1.49% of average net assets of Multistrategy Bond Fund.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund expects that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Diversified Equity Fund.........................  $16     $50    $ 90     $205
Special Growth Fund.............................  $18     $56    $101     $231
Equity Income Fund..............................  $17     $53    $ 96     $219
Quantitative Equity Fund........................  $16     $49    $ 88     $200
International Securities Fund...................  $20     $60    $108     $246
Emerging Markets Fund...........................  $24     $74    $134     $306
Real Estate Securities Fund.....................  $17     $52    $ 94     $215
Diversified Bond Fund...........................  $13     $39    $ 71     $162
Volatility Constrained Bond Fund................  $15     $45    $ 82     $186
Multistrategy Bond Fund.........................  $15     $47    $ 84     $192

                           FINANCIAL HIGHLIGHTS

  Class C Shares of the Volatility Constrained Bond, MultiStrategy Bond and Emerging Markets Funds were not issued prior to December 31, 1997. Those Funds' financial statements and related notes thereto are incorporated herein by reference to the Statement of Additional Information and appear, along with the report of Coopers & Lybrand L.L.P., in those Funds' Annual Reports to shareholders. Funds' Annual Reports may be obtained without charge by writing to or calling the Investment Company as described on the first page of this prospectus. Financial Highlights' pages for those Funds named above described herein are included in the Statement of Additional Information. Such Financial Highlights do not reflect the 12b-1 Fee and Shareholder Service Fee imposed with respect to Class C Shares.

      FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P,. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED EQUITY FUND CLASS C SHARES

                                                                         1997 +
                                                                         ------
NET ASSET VALUE, BEGINNING OF YEAR...................................... $45.55
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........................................    .06
  Net realized and unrealized gain (loss) on investments................   7.97
                                                                         ------
    Total Income From Investment Operations.............................   8.03
                                                                         ------
LESS DISTRIBUTIONS:
  Net investment income.................................................   (.06)
  In excess of net investment income....................................   (.01)
  Net realized gain on investments......................................  (9.83)
  In excess of net realized gain on investments.........................   (.04)
                                                                         ------
    Total Distributions.................................................  (9.94)
                                                                         ------
NET ASSET VALUE, END OF YEAR............................................ $43.64
                                                                         ======
TOTAL RETURN (%)(a).....................................................  15.99
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, to average net assets(b)..........................   1.63
  Net investment income (loss) to average net assets(b).................    .10
  Portfolio turnover(b)................................................. 114.11
  Net assets, end of year ($000 omitted)................................  2.839
  Avg Commission rate paid per share of security ($ omitted)............  .0500

---------------------
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

 +   For the period May 27, 1997 (commencement of sales) to December 31, 1997.

(a) Total return represents performance for the period May 27, 1997 to December 31, 1997.

(b)  The ratios for the period December 31, 1997 are annualized.

        FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SPECIAL GROWTH FUND CLASS C SHARES

                              1997   1996+
                             ------  ------
NET ASSET VALUE, BEGINNING
 OF YEAR.................... $40.75  $43.48
                             ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)...................   (.13)   (.02)
  Net realized and
   unrealized gain (loss)on
   investments..............  11.05    1.63
                             ------  ------
    Total Income From
     Investment Operations..  10.92    1.61
                             ------  ------
LESS DISTRIBUTIONS:
  Net realized gain on
   investments..............  (6.25)  (4.34)
                             ------  ------
    Total Distributions.....  (6.25)  (4.34)
                             ------  ------
NET ASSET VALUE, END OF
 YEAR....................... $45.42  $40.75
                             ======  ======
TOTAL RETURN (%)............  27.90    4.04(a)
RATIOS (%)/SUPPLEMENTAL
 DATA:
  Operating expenses, to
   average net assets(b)....   1.83    1.89
  Net investment income
   (loss) to average net
   assets(b)................   (.51)   (.38)
  Portfolio turnover(b).....  97.19  118.13
  Net assets, end of year
   ($000 omitted)...........  3,153     910
  Avg Commission rate paid
   per share of security ($
   omitted).................  .0402   .0384

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

        FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY INCOME FUND CLASS C SHARES

                              1997   1996+
                             ------  ------
NET ASSET VALUE, BEGINNING
 OF YEAR.................... $40.22  $41.86
                             ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.....    .32     .10
  Net realized and
   unrealized gain (loss) on
   investments..............  12.20    2.39
                             ------  ------
    Total Income From
     Investment Operations..  12.52    2.49
                             ------  ------
LESS DISTRIBUTIONS:
  Net investment income.....   (.07)   (.18)
  Net realized gain on
   investments.............. (11.24)  (3.95)
                             ------  ------
    Total Distributions..... (11.31)  (4.13)
                             ------  ------
NET ASSET VALUE, END OF
 YEAR....................... $41.43  $40.22
                             ======  ======
TOTAL RETURN (%)............  32.68    6.23(a)
RATIOS (%)/SUPPLEMENTAL
 DATA:
  Operating expenses to
   average net assets(b)....   1.74    1.77
  Net investment income to
   average net assets(b)....    .77    1.50
  Portfolio turnover(b)..... 139.33  106.40
  Net assets, end of year
   ($000 omitted)...........    338     122
  Avg Commission rate paid
   per share of security ($
   omitted).................  .0410   .0441

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

     FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

QUANTITATIVE EQUITY FUND CLASS C SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $33.05  $33.81
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    .14     .05
  Net realized and unrealized gain (loss) on investments....   9.95    1.87
                                                             ------  ------
    Total Income From Investment Operations.................  10.09    1.92
                                                             ------  ------
LESS DISTRIBUTIONS:
  Net investment income.....................................   (.07)   (.08)
  Net realized gain on investments..........................  (6.27)  (2.60)
                                                             ------  ------
    Total Distributions.....................................  (6.34)  (2.68)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $36.80  $33.05
                                                             ======  ======
TOTAL RETURN (%)............................................  31.70    5.91 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net assets (b)..............   1.59    1.65
  Net investment income to average net assets (b)...........    .33     .81
  Portfolio turnover (b)....................................  87.67   74.33
  Net assets, end of year ($000 omitted)....................  2,344     322
  Avg Commission rate paid per share of security ($ omit-
   ted).....................................................  .0349   .0331

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

   FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL SECURITIES FUND CLASS C SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $58.47  $58.56
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    .35    (.03)
  Net realized and unrealized gain (loss) on investments....   (.64)   1.68
                                                             ------  ------
    Total Income From Investment Operations.................   (.29)   1.65
                                                             ------  ------
LESS DISTRIBUTIONS:
  Net investment income.....................................   (.14)   (.27)
  In excess of net investment income........................   (.15)   (.16)
  Net realized gain on investments..........................  (2.19)  (1.31)
  In excess of net realized gains on investments............  (1.06)    --
                                                             ------  ------
    Total Distributions.....................................  (3.54)  (1.74)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $54.64  $58.47
                                                             ======  ======
TOTAL RETURN (%)............................................   (.41)   2.86 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, to average assets(b)..................   1.96    2.00
  Net investment income (loss) to average net assets(b).....    .19    (.61)
  Portfolio turnover........................................  73.54   42.43
  Net assets, end of year ($000 omitted)....................  1,271     623
  Avg Commission rate paid per share of security ($ omit-
   ted).....................................................  .0055   .0039

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

    FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

REAL ESTATE SECURITIES FUND CLASS C SHARES

                                                              1997   1996+
                                                             ------  ------
NET ASSET VALUE, BEGINNING OF YEAR.......................... $29.18  $26.67
                                                             ------  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................   1.14     .24
  Net realized and unrealized gain (loss) on investments....   3.95    3.85
                                                             ------  ------
    Total Income From Investment Operations.................   5.09    4.09
                                                             ------  ------
LESS DISTRIBUTIONS:
  Net investment income.....................................  (1.04)   (.32)
  Net realized gain on investments..........................  (2.21)  (1.26)
                                                             ------  ------
    Total Distributions.....................................  (3.25)  (1.58)
                                                             ------  ------
NET ASSET VALUE, END OF YEAR................................ $31.02  $29.18
                                                             ======  ======
TOTAL RETURN (%)............................................  18.20   15.75 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, to average net assets (b).............   1.71    1.77
  Net investment income to average net assets (b)...........   3.94    5.31
  Portfolio turnover (b)....................................  49.40   51.75
  Net assets, end of year ($000 omitted)....................    388     101
  Avg Commission rate paid per share of security ($ omit-
   ted).....................................................  .0618   .0631

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

       FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND CLASS C SHARES*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED BOND FUND CLASS C SHARES

                                                               1997   1996+
                                                              ------  ------
NET ASSET VALUE, BEGINNING OF YEAR........................... $22.98  $23.16
                                                              ------  ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................................   1.22     .25
  Net realized and unrealized gain (loss) on investments.....    .66    (.09)
                                                              ------  ------
    Total From Investment Operations.........................   1.88     .16
                                                              ------  ------
LESS DISTRIBUTIONS:
  Net investment income......................................   (.72)   (.34)
  In excess of net realized gain on investments..............   (.08)    --
                                                              ------  ------
    Total Distributions......................................   (.80)   (.34)
                                                              ------  ------
NET ASSET VALUE, END OF YEAR................................. $24.06  $22.98
                                                              ======  ======
TOTAL RETURN (%).............................................   8.35     .67 (a)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, to average assets(b)...................   1.29    1.31
  Net investment income to average net assets(b).............   5.64    5.75
  Portfolio turnover (b)..................................... 172.43  138.98
  Net assets, end of year ($000 omitted).....................  2,469     962

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 +   For the period November 4, 1996 (commencement of sales) to December 31,
     1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b)  The ratios for the period December 31, 1996 are annualized.

    THE PURPOSE OF THE FUNDS -- MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial service organizations; and

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries.

  There is no specific minimum amount that must be invested in the Funds or in the Trust.

  The Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries who have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  With respect to certain Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the applicable Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity Portfolios; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  .  Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
     1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo, since January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the

   Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; Diversified Bond Fund, 0.45%; Volatility Constrained Bond Fund, 0.50%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to the approval of the shareholders of the applicable Funds, which will be sought at a shareholder meeting expected to be held during 1998, the Funds' payment to FRIMCo of a fee designed to compensate FRIMCo for its role in managing collateral derived from securities lending and certain other portfolio transactions. If approved by shareholders, each Fund will pay a fee to FRIMCo for investment supervision over that Fund's cash, securities and other investment assets which are not treated as net assets of that Fund in determining the Fund's net asset value per share. If approved, the fee will equal 0.07% of such assets on an annualized basis.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class C Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  .  the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  .  fees for independent auditing and legal services;

  .  filing and registration fees payable to the SEC;

  .  Rule 12b-1 fees; and

  .  shareholder servicing fees.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Diversified Equity Fund, 0.23%; Special Growth Fund, 0.40%; Equity Income Fund, 0.19%; Quantitative Equity Fund, 0.19%; International Securities Fund, 0.39%; Emerging Markets Fund, 0.68%; Real Estate Securities Fund, 0.29%; Diversified Bond Fund, 0.08%; Volatility Constrained Bond Fund, 0.17%; and Multistrategy Bond Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of investment securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                          ANTICIPATED MAXIMUM
                            EQUITY      DEBT
          FUND             EXPOSURE   EXPOSURE               FOCUS
          ----            ----------- -------- ----------------------------------
Diversified Equity
 Fund...................    65-100%     35%    Income and capital growth
Special Growth Fund.....    65-100%     35%    Maximum total return
Equity Income Fund......    65-100%     35%    Current income
Quantitative Equity
 Fund...................     100%       --     Total return
International Securities
 Fund...................    65-100%     35%    Total return
Emerging Markets Fund...    65-100%     35%    Maximum total return
Real Estate Securities
 Fund...................    65-100%     35%    Total return
Diversified Bond Fund...      35%     65-100%  Current Income and Diversification
Volatility Constrained
 Bond Fund..............      35%     65-100%  Preservation of capital
Multistrategy Bond
 Fund...................      --        100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                            DIVERSIFIED EQUITY FUND

  Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. Diversified Equity Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                              SPECIAL GROWTH FUND

  Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Diversified Equity Fund. Special Growth Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the company.

                              EQUITY INCOME FUND

  Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity Income Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                           QUANTITATIVE EQUITY FUND

  Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Quantitative Equity Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                         INTERNATIONAL SECURITIES FUND

  International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors. International Securities Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to seek to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmental authorized investment vehicles. For more information on risks, see "Risk Considerations."

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to seek to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government securities; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. For more information on risks, see "Risk
Considerations."

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Volatility Constrained Bond and Multistrategy Bond Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Volatility Constrained Bond and Multistrategy Bond Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Emerging Markets and Multistrategy Bond Funds, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than Emerging Markets and Multistrategy Bond Funds, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

DEPOSITORY RECEIPTS

  Emerging Markets Fund may invest in Depository Receipts. These are securities traded in the United States that are typically issued in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

EQUITY SECURITIES

  Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds invest primarily in equity securities. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may also invest in other types of equity securities, including preferred stocks.

FOREIGN DEBT SECURITIES

  Multistrategy Bond, Emerging Markets and International Securities Funds' portfolios may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Multistrategy Bond Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Funds will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Funds' investments, or anticipated investments, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Considerations--Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Funds to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

INTEREST RATE SWAPS

  Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for Emerging Markets Fund to invest in certain markets. To access these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. Emerging Markets Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                                   REAL                VOLATILITY
                                 DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL EMERGING   ESTATE   DIVERSIFIED CONSTRAINED
                                   EQUITY    GROWTH  INCOME    EQUITY     SECURITIES   MARKETS  SECURITIES    BOND        BOND
TYPE OF PORTFOLIO SECURITY          FUND      FUND    FUND      FUND         FUND        FUND      FUND       FUND        FUND
--------------------------       ----------- ------- ------ ------------ ------------- -------- ---------- ----------- -----------
     Common
      stocks.......                    X         X      X         X             X          X         X
     Common stock
      equivalents
      (warrants)...                    X         X      X         X             X          X         X
     Common stock
      equivalents
      (options)....                    X         X      X         X             X          X         X
     Common stock
      equivalents
      (convertible
      debt
      securities)..                    X         X      X         X             X          X         X
     Common stock
      equivalents
      (depository
      receipts)....                                                             X          X
     Preferred
      stocks.......                    X         X      X         X             X          X
     Equity deriva-
      tive securi-
      ties.........                    X         X      X         X             X          X
     Debt
      securities
      (below
      investment
      grade or junk
      bonds).......                                                                        X
     US government
      securities...                    X         X      X         X             X          X         X           X           X
     Municipal ob-
      ligations....
     Investment
      company secu-
      rities.......                    X         X      X         X             X          X         X           X           X
     Foreign secu-
      rities.......                                                             X          X
                                  MULTI-
                                 STRATEGY
                                   BOND
TYPE OF PORTFOLIO SECURITY         FUND
--------------------------       --------
     Common
      stocks.......
     Common stock
      equivalents
      (warrants)...
     Common stock
      equivalents
      (options)....
     Common stock
      equivalents
      (convertible
      debt
      securities)..
     Common stock
      equivalents
      (depository
      receipts)....
     Preferred
      stocks.......
     Equity deriva-
      tive securi-
      ties.........
     Debt
      securities
      (below
      investment
      grade or junk
      bonds).......                  X
     US government
      securities...                  X
     Municipal ob-
      ligations....                  X
     Investment
      company secu-
      rities.......                  X
     Foreign secu-
      rities.......                  X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                      REAL                VOLATILITY   MULTI-
                    DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL EMERGING   ESTATE   DIVERSIFIED CONSTRAINED STRATEGY
                      EQUITY    GROWTH  INCOME    EQUITY     SECURITIES   MARKETS  SECURITIES    BOND        BOND       BOND
  TYPE OF PRACTICE     FUND      FUND    FUND      FUND         FUND        FUND      FUND       FUND        FUND       FUND
  ----------------  ----------- ------- ------ ------------ ------------- -------- ---------- ----------- ----------- --------
Cash reserves...          X         X      X         X             X          X         X           X           X         X
Repurchase
 agreements(1)..          X         X      X         X             X          X         X           X           X         X
When-issued and
 forward
 commitment
 securities.....          X         X      X         X             X          X         X           X           X         X
Reverse
 repurchase
 agreements.....          X         X      X         X             X          X         X           X           X         X
Lending portfo-
 lio securities,
 not to exceed
 33 1/3% of to-
 tal Fund as-
 sets...........          X         X      X         X             X          X         X           X           X         X
Illiquid securi-
 ties (limited
 to 15% of a
 Fund's net as-
 sets)..........          X         X      X         X             X          X         X           X           X         X
Forward currency
 contracts(2)...                                                   X          X                     X           X         X
Write (sell)
 call and put
 options on
 securities,
 securities
 indexes and
 foreign
 currencies(3)..          X         X      X         X             X          X         X           X           X         X
Purchase options
 on securities,
 securities
 indexes, and
 currencies(3)..          X         X      X         X             X          X         X           X           X         X
Interest rate
 futures con-
 tracts, stock
 index futures
 contracts, for-
 eign currency
 contracts and
 options on
 futures(4).....          X         X      X         X             X          X         X           X           X         X
Liquidity port-
 folio..........          X         X      X         X             X          X         X

---------------------

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

(2) Emerging Markets, International Securities, Diversified Bond, Volatility Constrained and Multistrategy Bond Funds may not invest more than 33% of their assets in these contracts.

(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets. Only the Multistrategy Bond Fund currently intends to write or purchase options on foreign currency.

(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  Concentration in Real Estate Industry. Real Estate Securities Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund is subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage REITs may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass through of income under the Code or to maintain their exemption from the 1940 Act.

  Variable and Floating Rate Securities. The Multistrategy Bond Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular (i.e., daily, monthly, annually, etc.) or event based (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Volatility Constrained Bond Fund and Multistrategy Bond Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Volatility Constrained Bond Fund and Multistrategy Bond Fund.

  High Risk Bonds. Emerging Markets Fund may invest up to 5%, and Multistrategy Bond Fund may invest up to 25%, of their total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Funds' money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Emerging Markets and Multistrategy Bond Funds' money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Funds' holdings in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not give significant weight to attempting to realize long-term rather than short-term, capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes that the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

 DECLARED                 PAYABLE                             FUNDS
 --------                 -------                             -----
 Monthly   Early in the following month           Diversified Bond, Volatility
                                                  Constrained Bond and
                                                  Multistrategy Bond Funds

 Quarterly Mid: April, July, October and December Diversified Equity, Special
                                                  Growth, Equity Income,
                                                  Quantitative Equity and Real
                                                  Estate Securities Funds

 Annually  Mid-December                           International Securities and
                                                  Emerging Markets Funds

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. The Emerging Markets Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gain dividends and 20% capital gain distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International Securities Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Real Estate Securities Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividend so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for Class C shares of each of the Funds are as follows:

                                                        10 YEARS
                                        5 YEARS ENDED     ENDED     INCEPTION TO
                          1 YEAR ENDED  DEC. 31, 1997 DEC. 31, 1997 DEC. 31, 1997 INCEPTION
                          DEC. 31, 1997 (ANNUALIZED)  (ANNUALIZED)  (ANNUALIZED)    DATE
                          ------------- ------------- ------------- ------------- ---------
Diversified Equity......      30.75%        19.22%        16.92%        16.44%    10/10/85
Special Growth..........      27.90%        16.72%        15.48%        14.71%    09/05/85
Equity Income...........      32.68%        19.85%        17.25%        15.53%    09/05/85
Quantitative Equity.....      31.70%        20.25%        17.29%        15.31%    05/15/87
International Securi-
 ties...................      (0.41%)       10.55%         8.07%        13.07%    09/05/85
Real Estate Securities..      18.20%        17.65%          --          13.92%    07/28/89
Diversified Bond........       8.35%         7.01%         8.43%         8.75%    09/05/85

  The Diversified Bond, also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized--the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yield for year ended December 31, 1997 for the Class C Shares of the Diversified Bond was 5.16%.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class C Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class C Shares, less liabilities attributable to the Class C Shares, by the number of Class C Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Shares of the Funds are sold on each business day at the next determined net asset value after receipt of an order in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

  The Trust has adopted a distribution plan in accordance with the 1940 Act's Rule 12b-1 (the "Distribution Plan"). Under the Distribution Plan, the Trust may pay a fee ("12b-1 Fee") to its distributor or any selling agents of the distributor. The 12b-1 Fee is calculated daily. The Trust pays the 12b-1 Fee quarterly, at an annual rate of 0.00% to 0.75% of the average daily net assets of the Funds' Class C Shares. Currently, the Board has determined to assess a 12b-1 Fee equal to 0.40% of average daily net assets. The 12b-1 Fee may only be increased if the Board concludes that it is in your best interests to do so.

  The 12b-1 Fees may be used to compensate:

  . selling agents for sales support services provided and expenses incurred with respect to Class C Shares; and

  . the distributor for distribution services provided and expenses incurred with respect to Class C Shares (including payments by the distributor to compensate selling agents for providing support services).

  The Trust has also adopted a Shareholder Services Plan (the "Services Plan"). Under the Services Plan, the Trust may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that have entered into a Shareholder Services Agreement with the distributor ("Servicing Agents"). Payments under the Services Plan are calculated daily and paid quarterly by the Trust at an annual rate of 0.00% to 0.25% of the average daily net assets of a Fund's Class C Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

ORDER PROCEDURES

  Orders by investors (except participants in the Three Day Settlement Program (the "Settlement Program") described below) to purchase Fund shares must be received by the Transfer Agent on any day when Fund shares are offered, before the close of the NYSE (currently 4:00 p.m. Eastern time).

  Payment Procedures: The Custodian or Transfer Agent (depending on your method of payment) must receive payment for the purchase of shares on the day the order is accepted (except for participants in the Settlement Program). You may pay for Fund orders in several ways:

  Federal Funds Wire. You may wire federal funds to the Custodian.

  Automated Clearing House ("ACH"). You may pay for purchases through ACH to the Custodian. However, funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. In that case, your order would be placed on the next business day.

  Automated Investment Program. You may make scheduled investments (minimum $50.00) in an established account in a Fund on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from your bank account. A separate transfer is required for each Fund in which you purchase shares. You may terminate an automatic investment program at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent, when the check or draft is received prior to the close of the NYSE (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the NYSE, the order will be effected on the next business day.

IN-KIND EXCHANGE OF SECURITIES

  The Transfer Agent may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective; policies and limitations of the particular Fund; have a readily ascertainable market value; be liquid and not be subject to restrictions on resale; and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax advisers.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

  The Trust will accept orders from financial institutions to purchase shares of the Fluctuating Funds for settlement on the third business day following the receipt of an order to be paid by a federal wire if the investor has agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment. For further information on the Settlement Program, contact the Trust.

THIRD PARTY TRANSACTIONS

  If you are purchasing Fund shares through a program offered by a Financial Intermediary, you may be required to pay additional fees to the Financial Intermediary. You should contact your Financial Intermediary for information concerning additional fees.

EXCHANGE PRIVILEGE

  You may exchange shares of any Fund for shares of any other Fund, on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including prospectuses for other Funds, contact a Financial Intermediary or the Trust. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Trust.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). You should consult your tax adviser.

                             HOW TO REDEEM SHARES

  If you are uncertain of the redemption requirements, you should telephone your Financial Intermediary or the Funds at (800) 972-0700; in Washington
(253) 627-7001.

  Fund shares may be redeemed on any business day at the next determined net asset value after receipt of a redemption request in proper form as described below.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to your account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests made by check may be withheld for up to 15 days after the date of purchase to assure that the check clears. Upon request, redemption proceeds will be mailed to your address of record or to an alternate address you designate provided the request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by investors to redeem Fund shares must be received by the Transfer Agent on a business day, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

  You may tender your redemption request to the Transfer Agent by telephone, mail, or by entry into the shareholder recordkeeping system. You may also redeem shares through the Systematic Withdrawal Payment Program, which is described below.

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form. Alternate procedures may be followed, provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, you should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company,
Operations Department, P.O. Box 1591, Tacoma, WA 98401.   The redemption price
will be the net asset value after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include:

    A. A letter of instruction or a stock assignment specifically designating the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    B. Any other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment Program provides an automated method for you to redeem a predetermined dollar amount from your Fund shareholder account, in order to meet a standing request. The SWP program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions you provide on the SWP form. If you have more than one Fund from which a SWP is to be received, you will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

  Distribution Frequency. You can schedule monthly, quarterly, semiannual or annual distribution payments.

  SWP Distribution by Wire. Federal funds wire payments will be sent to a bank you designate on the payment date.

  SWP Distribution by Check. Checks will be sent on the payment date by US Postal Service first class mail, to the address you request.

  SWP Distribution by Electronic Fund Transfer. Electronic fund transfer payments will be sent to a bank you designate bank on the payment date.

  You must complete and mail a SWP form to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The SWP form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of its redemption proceeds in excess of $250,000 by distributing portfolio securities to a shareholder, rather than paying the shareholder in cash. This is called redemption in kind. Shareholders will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend redemptions or to postpone payment dates if any unlikely emergency conditions develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on ncessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class C Shares, the Funds also offer beneficial interests in Class S Shares, which are described in a separate prospectus. Class S Shares are designed to meet different investor needs and are not subject to a Rule 12b-1 distribution fee. To obtain more information about Class S Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: Huntington National Bank--Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds, Class C.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N. A. 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19807, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                              EQUITY INCOME FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management N.A., Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd. 21 Knights Bridge, London,, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers, Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, LLC, 101 California Street, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franking Street, Boston, MA 02110-2803, is a wholly owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, a wholly owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One CitiCorp. Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by the Funds) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund's under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Agreements with FRIMCo

  Fluctuating Funds -- The Funds offered by this Prospectus

  FNMA -- Federal National Mortgage Association

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Ten Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities --The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission

  Servicing Agents -- Entities who provide ongoing personal services to shareholders of the Funds (i.e., recordkeeping). Servicing Agents perform these services under contract with the Funds' distributor.

  Shares -- The Class C Shares in the Funds. Each Class C Share of a Fund represents a share of beneficial interest in the Fund

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY                        DIVERSIFIED BOND
Alliance Capital Management L.P.          Lincoln Capital Management Company
                                          Pacific Investment Management
Barclays Global Fund Advisors             Company
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.          Standish, Ayer & Wood, Inc.

Lincoln Capital Management Company
Peachtree Asset Management                VOLATILITY CONSTRAINED BOND
Schneider Capital Management              BlackRock Financial Management
Suffolk Capital Management                Standish, Ayer & Wood, Inc.
Trinity Investment Management Corporation STW Fixed Income Management


SPECIAL GROWTH                            MULTISTRATEGY BOND
Delphi Management, Inc.                   BEA Associates, Inc.
Fiduciary International, Inc.             Pacific Investment Management
GlobeFlex Capital, L.P.                   Company
Jacobs Levy Equity Management, Inc.       Standish, Ayer & Wood, Inc.

Sirach Capital Management, Inc.
                                          MANAGER, TRANSFER AND
Wellington Management Company LLP         DIVIDEND PAYING AGENT

EQUITY INCOME                             Frank Russell Investment Management
Brandywine Asset Management, Inc.         Company
Equinox Capital Management, Inc.          909 A Street
Trinity Investment Management Corporation Tacoma, Washington 98402


QUANTITATIVE EQUITY                       CONSULTANT
Barclays Global Advisors, N.A.            Frank Russell Company
Franklin Portfolio Associates LLC         909 A Street
J.P. Morgan Investment Management, Inc.   Tacoma, Washington 98402


INTERNATIONAL SECURITIES                  DISTRIBUTOR
J.P. Morgan Investment Management, Inc.   Russell Fund Distributors, Inc.
Marathon Asset Management Limited         909 A Street
Oechsle International Advisors            Tacoma, Washington 98402

Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.          INDEPENDENT ACCOUNTANTS
The Boston Company Asset Management, Inc. Coopers & Lybrand L.L.P.
                                          One Post Office Square

EMERGING MARKETS                          Boston, Massachusetts 02109

Genesis Asset Managers, Ltd.
J.P. Morgan Investment Management, Inc.   LEGAL COUNSEL
Montgomery Asset Management, LLC          Stradley, Ronon, Stevens & Young,
                                          LLP

REAL ESTATE SECURITIES                    2600-One Commerce Square
Cohen & Steers Capital Management         Philadelphia, Pennsylvania 19103-
AEW Capital Management L.P.               7098


                                          OFFICE OF SHAREHOLDER INQUIRIES
                                          909 A Street
                                          Tacoma, Washington 98402
                                          (800) RUSSELL 4
                                          (800) 787-3754
                                          In Washington (253) 627-7001

                                                        INSTITUTIONAL FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT DATED MAY 1, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998

Effective immediately, the Paragraph entitled "Schneider Capital Management" under MONEY MANAGER PROFILES-EQUITY I FUND is revised in its entirety to read as follows:

Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of eight Funds:

            Equity I Fund                         International Fund
            Equity II Fund                        Fixed Income I Fund
            Equity III Fund                       Fixed Income II Fund
            Equity Q Fund                         Fixed Income III Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is a $10 million minimum aggregate investment in the Funds described in this Prospectus, and investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. The Funds listed do not currently offer interests in any other classes of shares.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                       PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 43 OF THIS PROSPECTUS.

Summary....................................................................   3
Annual Fund Operating Expenses.............................................   4
Financial Highlights.......................................................   6
The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification.....  14
Eligible Investors.........................................................  15
General Management of the Funds............................................  16
Expenses of the Funds......................................................  18
The Money Managers.........................................................  19
Investment Objectives, Policies and Practices..............................  20
Portfolio Transaction Policies.............................................  30
Dividends and Distributions................................................  31
Taxes......................................................................  32
Performance Information....................................................  33
How Net Asset Value Is Determined..........................................  34
How to Purchase Shares.....................................................  35
How to Redeem Shares.......................................................  37
Additional Information.....................................................  38
Money Manager Profiles.....................................................  39
Glossary...................................................................  43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME II FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

Equity I................ $1,342,186,760.20
Equity II............... $  565,197,418.13
Equity III.............. $  268,588,956.64
Equity Q................ $1,137,119,684.51

International Fund...... $1,108,581,403.76
Fixed Income I.......... $  871,239,142.81
Fixed Income II......... $  240,672,356.85
Fixed Income III........ $  430,057,483.03

  You may buy and sell Class S Shares of the Fund through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

MAXIMUM SALES       MAXIMUM SALES
LOAD IMPOSED       LOAD IMPOSED ON         DEFERRED       REDEMPTION      EXCHANGE
ON PURCHASES     REINVESTED DIVIDENDS     SALES LOAD*        FEES           FEES
-------------    --------------------     -----------     -----------     ---------
    None                 None                None            None           None

---------------------
* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee ("Services Fee") directly to FRIMCo pursuant to a separate asset management agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                      TOTAL FUND
                                                  MANAGEMENT  OTHER   OPERATING
                                                     FEE     EXPENSES EXPENSES+
                                                  ---------- -------- ----------
Equity I Fund....................................    0.60%     0.10%     0.70%
Equity II Fund...................................    0.75%     0.17%     0.92%
Equity III Fund..................................    0.60%     0.18%     0.78%
Equity Q Fund....................................    0.60%     0.08%     0.68%
International Fund...............................    0.75%     0.25%     1.00%
Fixed Income I Fund..............................    0.30%     0.12%     0.42%
Fixed Income II Fund.............................    0.50%     0.16%     0.66%
Fixed Income III Fund............................    0.55%     0.15%     0.70%

---------------------

+ Investors purchasing Class S Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity I Fund...................................  $ 7     $22     $39     $ 88
Equity II Fund..................................  $ 9     $28     $51     $116
Equity III Fund.................................  $ 8     $24     $43     $ 98
Equity Q Fund...................................  $ 7     $21     $38     $ 86
International Fund..............................  $10     $30     $55     $125
Fixed Income I Fund.............................  $ 4     $13     $23     $ 53
Fixed Income II Fund............................  $ 7     $20     $36     $ 83
Fixed Income III Fund...........................  $ 7     $22     $39     $ 89

                FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60      .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18     1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........       9.23     6.38     8.23      .21     2.78     2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)    (.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)   (1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net real-
  ized gain on invest-
  ments.................        --       --       --      (.24)    (.16)     --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)   (2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....      32.02    23.58    35.94      .79    11.61     9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets(a).............        .70      .71      .59      .12      .14      .15      .19      .23      .18      .17
 Net investment income
  to average net
  assets(a).............        .96     1.38     1.91     2.52     2.36     2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87    71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356  410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of
  security
  ($ omitted)...........      .0511    .0464      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989    1988
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $23.32  $22.50  $19.99
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .11      .16      .27      .36      .32      .30      .41     .51     .61     .52
 Net realized and
  unrealized gain (loss)
  on investments........     8.11     4.96     6.80     (.86)    3.97     3.13     7.65   (3.91)   4.74    2.51
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total From Investment
   Operations...........     8.22     5.12     7.07     (.50)    4.29     3.43     8.06   (3.40)   5.35    3.03
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.11)    (.16)    (.29)    (.31)    (.31)    (.30)    (.41)   (.50)   (.71)   (.52)
 Net realized gain on
  investments...........    (5.20)   (3.79)   (2.90)    (.21)   (4.72)   (1.74)    (.57)   (.18)  (3.82)    --
 In excess of net real-
  ized gain on invest-
  ments.................      --       --       --      (.56)    (.39)     --       --      --      --      --
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total Distributions...    (5.31)   (3.95)   (3.19)   (1.08)   (5.42)   (2.04)    (.98)   (.68)  (4.53)   (.52)
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $19.24  $23.32  $22.50
                          =======  =======  =======  =======  =======  =======  =======  ======  ======  ======
TOTAL RETURN (%)(a).....    28.66    18.51    28.67    (2.60)   16.70    13.31    42.40  (14.76)  24.63   15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .92      .95      .83      .23      .34      .32      .37     .48     .41     .35
 Net investment income
  to average net assets
  (a)...................      .35      .52      .97     1.46     1.14     1.10     1.79    2.40    2.45    2.40
 Portfolio turnover.....   103.00   120.78    89.31    58.04    87.25    43.33    42.16   80.27   77.55   56.38
 Net assets, end of year
  ($000 omitted)........  482,159  365,955  279,566  202,977  171,421  120,789  101,206  60,668  70,588  63,903
 Average commission rate
  paid per share of
  security ($ omitted)..    .0390    .0381      N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989     1988
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89      .98     1.08    1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99     2.24     5.21   (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total From Investment
   Operations...........     9.29     5.80     8.55      .08     3.88     3.22     6.29   (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)  (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --       --       --      --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)   (.37)   (2.75)    (.12)
 In excess of net real-
  ized gain on invest-
  ments.................      --       --       --      (.10)     --       --       --      --       --       --
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total Distributions...    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)  (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======  =======  =======  ======  =======  =======
TOTAL RETURN (%)(a).....    33.13    20.90    35.96     1.16    14.95    12.30    27.86   (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .78      .79      .65      .17      .16      .20      .25     .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09     3.57     4.05    4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77    84.56    56.99   65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630  166,782  138,076  94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A      N/A      N/A     N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78     .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26    2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total income from
   Investment
   Operations...........    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04    2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)   (.66)
 In excess of net
  investment income.....      --      (.01)     --       --       --       --       --       --       --      --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)    --
 In excess of net real-
  ized gain on invest-
  ments.................      --       --       --      (.22)    (.06)     --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)   (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23    24.90  $ 20.20  $ 22.45  $18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(b)..    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10   17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (b)(c)................      .68      .71      .58      .11      .15      .18      .23      .31      .33     .33
 Net investment income
  to average net assets
  (b)(c)................     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68    3.82
 Portfolio turnover
  (c)...................    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03   52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680  89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a) Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) The ratios for the period ended December 31, 1987 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58      .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments(a).....     (.28)    2.41     3.16      .65     9.63    (2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21    (1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)    (.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)     --       --       --       --       --"
 Net realized gain on
  investments...........   (1.95)    (1.37)    (.94)   (3.73)   (1.06)    (.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)   (1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(b).....      .58     7.98    10.71     5.38    35.56    (6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets(b).............     1.00     1.04      .88      .32      .39      .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets(b).............     1.00     1.05      .89      .34      .41      .46      .48      .50      .44      .45
 Net investment income
  to average net
  assets(b).............     1.14     1.20     1.41     1.63     1.83     2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04    48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497  348,869  252,828  171,613  186,742  149,064

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $  20.99  $  21.59  $  19.59  $  21.74  $  21.61  $  22.29  $  20.86  $  20.91  $  20.50  $  20.48
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.37      1.38      1.42      1.46      1.50      1.63      1.71      1.77      1.93      1.73
 Net realized and
  unrealized gain (loss)
  on investments........       .54      (.62)     2.02     (2.06)      .72      (.07)     1.49      (.05)      .71       .01
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations...........      1.91       .76      3.44      (.60)     2.22      1.56      3.20      1.72      2.64      1.74
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.39)    (1.36)    (1.44)    (1.44)    (1.50)    (1.62)    (1.69)    (1.77)    (1.92)    (1.72)
 In excess of net
  investment income.....       --        --        --        --       (.01)      --        --        --        --        --
 Net realized gain on
  investments...........       --        --        --        --       (.58)     (.62)     (.08)      --       (.31)      --
 In excess of net
  realized gain on
  investments...........       --        --        --       (.11)      --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions...     (1.39)    (1.36)    (1.44)    (1.55)    (2.09)    (2.24)    (1.77)    (1.77)    (2.23)    (1.72)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  21.51  $  20.99  $  21.59  $  19.59  $  21.74  $  21.61  $  22.29  $  20.86  $  20.91  $  20.50
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)(a).....      9.42      3.75     18.03     (2.97)    10.46      7.26     16.01      8.60     13.35      8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .42       .42       .35       .10       .09       .10       .10       .11       .12       .13
 Net investment income
  to average net assets
  (a)...................      6.54      6.57      6.82      7.06      6.71      7.45      8.08      8.70      8.96      8.28
 Portfolio turnover.....    165.81    147.31    138.05    173.97    173.27    211.26    121.91    114.15    196.18    186.54
 Net assets, end of year
  ($000 omitted)........   798,252   662,899   638,317   496,038   533,696   530,857   458,201   329,091   297,721   223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE FIXED INCOME II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME II FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $ 18.69  $18.51  $18.63
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.08     1.04     1.16     1.21      .84     1.35     1.52     1.53    1.69    1.61
 Net realized and
  unrealized gain (loss)
  on investments........      --       .19      .59    (1.07)     .44     (.83)     .72      .23     .27    (.12)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........     1.08      .85     1.75      .14     1.28      .52     2.24     1.76    1.96    1.49
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.09)   (1.04)   (1.18)   (1.15)    (.71)   (1.36)   (1.50)   (1.51)  (1.78)  (1.61)
 Net realized gain on
  investments...........      --       --       --       --       --      (.28)     --       --      --      --
 Tax return of capital..      --       --       --       --      (.14)     --       --       --      --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...    (1.09)   (1.04)   (1.18)   (1.15)    (.85)   (1.64)   (1.50)   (1.51)  (1.78)  (1.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $18.69  $18.51
                          =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     6.02     4.76     9.95      .82     6.98     2.74    12.31     9.71   10.99    8.20
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .66      .70      .58      .19      .16      .19      .13      .15     .17     .13
 Net investment income
  to average net assets
  (a)...................     5.70     5.70     6.41     6.52     6.16     7.21     8.06     8.45    8.97    8.56
 Portfolio turnover.....   213.14   264.40   269.31   233.75   229.07   330.58   188.30   184.38  320.16  217.58
 Net assets, end of year
  ($000 omitted)........  229,470  222,983  183,577  144,030  138,619  182,735  156,685  119,853  83,313  86,052

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                 1997      1996      1995      1994     1993++
                                -------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $ 10.17  $  10.34  $   9.37  $  10.44  $  10.00
                                -------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERA-
 TIONS:
 Net investment income........      .63       .64       .67       .66       .49
 Net realized and unrealized
  gain (loss) on investments..      .32      (.16)      .97     (1.07)      .52
                                -------  --------  --------  --------  --------
  Total From Investment Opera-
   tions......................      .95       .48      1.64      (.41)     1.01
                                -------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income........     (.62)     (.64)     (.67)     (.66)     (.48)
 In excess of net investment
  income......................     (.02)     (.01)      --        --        --
 Net realized gain on invest-
  ments.......................     (.06)      --        --        --       (.08)
 In excess of net realized
  gain on investments.........      --        --        --        --       (.01)
                                -------  --------  --------  --------  --------
  Total Distributions.........     (.70)     (.65)     (.67)     (.66)     (.57)
                                -------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR..  $ 10.42  $  10.17  $  10.34  $   9.37  $  10.44
                                =======  ========  ========  ========  ========
TOTAL RETURN (%)(a)(C)........     9.64      4.88     17.99     (3.89)    10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)(c)...      .70       .73       .61       .20       .20
 Operating expenses, gross, to
  average net assets (b)(c)...      .70       .73       .61       .20       .40
 Net investment income to av-
  erage net assets (b)........     6.13      6.32      6.83      7.02      6.30
 Portfolio turnover (b).......   274.84    144.26    141.37    134.11    181.86
 Net assets, end of year ($000
  omitted)....................  382,433   292,077   252,465   166,620   124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

    THE PURPOSE OF THE FUNDS -- MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial services organizations; and

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries.

  The initial minimum aggregate investment in any combination of the Funds described in this Prospectus is $10 million. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details.

  The initial minimum aggregate investment in any combination of the Funds described in this Prospectus is $10 million.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries that have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  Each Agreement with respect to the Funds provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998.
    From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since
    April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January
    1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services -- including objective-setting and asset-allocation technology, and money manager research and evaluation assistance -- that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 1.00%; Fixed Income I Fund, 0.30%; Fixed Income II Fund, 0.50%; and Fixed Income III Fund, 0.54%.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to the approval of the shareholders of the applicable Funds, which will be sought at a shareholder meeting expected to be held during 1998, the Funds' payment to FRIMCo of a fee designed to compensate FRIMCo for its role in managing collateral derived from securities lending and certain other portfolio transactions. If approved by shareholders, each Fund will pay a fee to FRIMCo for investment supervision over that Fund's cash, securities and other investment assets which are not treated as net assets of that Fund in determining the Fund's net asset value per share. If approved, the fee will equal 0.07% of such assets on an annualized basis.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; Fixed Income II Fund, 0.17%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                    ANTICIPATED MAXIMUM
                                      EQUITY      DEBT
   FUND                              EXPOSURE   EXPOSURE          FOCUS
   ----                             ----------- --------          -----
Equity I Fund......................   65-100%       35%  Total return
Equity II Fund.....................   65-100%       35%  Maximum total return
Equity III Fund....................   65-100%       35%  Current income
Equity Q Fund......................      100%       --   Total return
International Fund.................   65-100%       35%  Total return
Fixed Income I.....................       35%   65-100%  Diversification
Fixed Income II Fund...............       35%   65-100%  Preservation of capital
Fixed Income III Fund..............       --       100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCO believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME II FUND

  Fixed Income II Fund's objectives are the preservation of capital and the generation of current income consistent with preservation of capital, by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the

US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government securities; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. For more information on risks, see "Risk
Considerations."

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Fixed Income II and Fixed Income III Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income II and Fixed Income III Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income II and Fixed Income III Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  Fixed Income II and Fixed Income III Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Fixed Income II and Fixed Income III Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Fixed Income II Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                FIXED     FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
        SECURITY            FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
   -----------------      -------- --------- ---------- -------- ------------- -------- --------- ----------
Common stocks...........     X         X         X         X            X
Common stock equivalents
 (warrants).............     X         X         X         X            X
Common stock equivalents
 (options)..............     X         X         X         X            X
Common stock equivalents
 (convertible debt
 securities)............     X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........     X         X         X         X            X
Equity derivative
 securities.............     X         X         X         X            X
Debt securities (below
 investment grade or
 junk bonds)............                                                                              X
US government
 securities.............     X         X         X         X            X         X         X         X
Municipal obligations...                                                                              X
Investment company
 securities.............     X         X         X         X            X         X         X         X
Foreign securities......                                                X                             X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                FIXED     FIXED     FIXED
                          EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
    TYPE OF PRACTICE        FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
    ----------------      -------- --------- ---------- -------- ------------- -------- --------- ----------
Cash reserves...........     X         X         X         X           X          X         X         X
Repurchase
 agreements(1)..........     X         X         X         X           X          X         X         X
When-issued and forward
 commitment securities..     X         X         X         X           X          X         X         X
Reverse repurchase
 agreements.............     X         X         X         X           X          X         X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............     X         X         X         X           X          X         X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....     X         X         X         X           X          X         X         X
Forward currency
 contracts(2)...........                                               X          X         X         X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........     X         X         X         X           X          X         X         X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........     X         X         X         X           X          X         X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........     X         X         X         X           X          X         X         X
Liquidity portfolio.....     X         X         X         X           X

---------------------

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I, Fixed Income II, and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.

(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

                      PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed -- all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

 DECLARED                 PAYABLE                             FUNDS
 --------                 -------                             -----
Quarterly..  Mid:  April, July, October and     Equity I, Equity II, Equity III,
                   December                     Equity Q, Fixed Income I, Fixed
                                                Income II and Fixed Income III
                                                Funds
Annually...  Mid-December                       International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I, Fixed Income II and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividend, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I, Fixed
    Income II and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I, Fixed Income II and Fixed Income III
    Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

FRIMCo expects the International, Fixed Income I, Fixed Income II and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I, Fixed Income II and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                          PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:

                                                       10 YEARS
                         1 YEAR ENDED  5 YEARS ENDED     ENDED     INCEPTION TO  INCEPTION
                         DEC. 31, 1997 DEC. 31, 1997 DEC. 31, 1997 DEC. 31, 1997   DATE
                         ------------- ------------- ------------- ------------- ---------
                                       (ANNUALIZED)  (ANNUALIZED)  (ANNUALIZED)
Equity I................     32.02%        20.06%       17.76 %        16.70%    10/15/81
Equity II...............     28.66%        17.40%        15.98%        14.87%    12/28/81
Equity III..............     33.13%        20.54%        18.35%        17.73%    11/27/81
Equity Q................     33.07%        21.14%        18.31%        15.40%    05/29/87
International...........      0.58%        11.42%         8.65%        14.92%    01/31/83
Fixed Income I..........      9.42%         7.51%         9.12%        11.35%    10/15/81
Fixed Income II.........      6.02%         5.66%         7.19%         9.28%    10/30/81
Fixed Income III........      9.64%           --%           --%         7.65%    01/29/93

  Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 1, 1997 for the Class S Shares of the Fixed Income I, Fixed Income II and Fixed Income III Funds were, respectively, 6.13%, 5.56% and 5.80.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable -- that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at

"amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Shares of the Funds are sold without a sales load on each business day at the next determined net asset value after receipt of an order in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

  Orders by investors (except participants in the Three Day Settlement Program (the "Settlement Program") described below) to purchase Fund shares must be received by the Transfer Agent on any day when Fund shares are offered, before the close of the NYSE (currently 4:00 p.m. Eastern time).

  Payment Procedures: The Custodian or Transfer Agent (depending on your method of payment) must receive payment for the purchase of shares on the day the order is accepted (except for participants in the Settlement Program). You may pay for Fund orders in several ways:

  Federal Funds Wire. You may wire federal funds to the Custodian.

  Automated Clearing House ("ACH"). You may pay for purchases through ACH to the Custodian. However, funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. In that case, your order would be placed on the next business day.

  Automated Investment Program. You may make scheduled investments (minimum $50.00) in an established account in a Fund on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from your bank account. A separate transfer is required for each Fund in which you purchase shares. You may terminate an automatic investment program at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent, when the check or draft is received prior to the close of the NYSE (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the NYSE, the order will be effected on the next business day.

IN-KIND EXCHANGE OF SECURITIES

  The Transfer Agent may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have a market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax advisers.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

  The Trust will accept orders from financial institutions to purchase shares of the Fluctuating Funds for settlement on the third business day following the receipt of an order to be paid by a federal wire if the investor has agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment. For further information on the Settlement Program, contact the Trust.

THIRD PARTY TRANSACTIONS

  If you are purchasing Fund shares through a Financial Intermediary, you may be required to pay additional fees to the Financial Intermediary. You should contact your Financial Intermediary for information concerning additional fees.

EXCHANGE PRIVILEGE

  You may exchange shares of any Fund for shares of any other Fund, on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact a Financial Intermediary or the Trust. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Trust.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). You should consult your tax adviser.

                             HOW TO REDEEM SHARES

  If you are uncertain of the redemption requirements, you should telephone your Financial Intermediary or the Funds at (800) 972-0700, in Washington,
(253) 627-7001. Fund shares may be redeemed on any business day at the next determined net asset value after receipt of a redemption request in proper form as described below.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to your account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests made by check may be withheld for up to 15 days after the date of purchase to assure that the check clears. Upon request, redemption proceeds will be mailed to your address of record or to an alternate address you designate provided the request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by investors to redeem Fund shares must be received by the Transfer Agent on a business day, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

  You may tender your redemption request to the Transfer Agent by telephone, mail, or by entry into the shareholder recordkeeping system. You may also redeem shares through the Systematic Withdrawal Payment Program, which is described below.

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form. Alternate procedures may be followed, provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, you should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly to Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include:

    A. A letter of instruction or a stock assignment specifically designating the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    B. Any other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment Program provides an automated method for you to redeem a predetermined dollar amount from your Fund shareholder account, in order to meet a standing request. The SWP program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions you provide on the SWP form. If you have more than one Fund from which a SWP is to be received, you will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

  Distribution Frequency. You can schedule monthly, quarterly, semiannual or annual distribution payments.

  SWP Distribution by Wire. Federal funds wire payments will be sent to a bank you designate on the payment date.

  SWP Distribution by Check. Checks will be sent on the payment date by US Postal Service first class mail, to the address you request.

  SWP Distribution by Electronic Fund Transfer. Electronic fund transfer payments will be sent to a bank you designate on the payment date.

  You must complete and mail a SWP form to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The SWP form must be received by FRIMCO five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of its redemption proceeds in excess of $250,000 by distributing portfolio securities to a shareholder, rather than paying the shareholder in cash. This is called redemption in kind. Shareholders will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend redemptions or to postpone payment dates if any unlikely emergency conditions develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: First Trust, N.A.--Equity Q, International and Fixed Income III Funds.

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.


  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19807, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                                EQUITY III FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME II FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs")

  Board -- The Board of Trustees of the Trust

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- The organization that sells the shares of the Fund under a contract with the fund.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Service Agreements with FRIMCo

  FNMA -- Federal National Mortgage Association

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I, Fixed Income II, and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I, Fixed Income II and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I, Fixed Income II, and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  the Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class S Shares in the Funds. Each Class S Share of a Fund represents a share of beneficial interest in the Fund

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US --  United States

   US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

   Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                         IN WASHINGTON (253 ) 627-7001

                                 MONEY MANAGERS
EQUITY I FUND
Alliance Capital Management L.P.
Barclays Global Fund Advisors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY II FUND
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY III FUND
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

EQUITY Q FUND

Barclays Global Fund Advisors
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL FUND
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

FIXED INCOME I FUND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

FIXED INCOME II FUND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

FIXED INCOME III FUND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 -- One Commerce Square
Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) RUSSEL4
In Washington (253) 627-7001

                                                             CLASS S FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT DATED MAY 1, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998

Effective immediately, the Paragraph entitled "Schneider Capital Management" under MONEY MANAGER PROFILES-DIVERSIFIED EQUITY FUND is revised to read as follows:

Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of eight
Funds:

            Diversified Equity Fund        International Securities Fund
            Special Growth Fund            Diversified Bond Fund
            Equity Income Fund             Volatility Constrained Bond Fund
            Quantitative Equity Fund       Multistrategy Bond Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is no specified minimum investment in the Funds, but investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. These Funds also offer interests in another class of shares, the Class C Shares, through other prospectuses. For more information concerning Class C Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                       PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 43 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  14
Eligible Investors..........................................................  15
General Management of the Funds.............................................  16
Expenses of the Funds.......................................................  18
The Money Managers..........................................................  18
Investment Objectives, Policies and Practices...............................  19
Portfolio Transaction Policies..............................................  30
Dividends and Distributions.................................................  31
Taxes.......................................................................  32
Performance Information.....................................................  33
How Net Asset Value Is Determined...........................................  34
How to Purchase Shares......................................................  35
How to Redeem Shares........................................................  36
Additional Information......................................................  38
Money Manager Profiles......................................................  39
Glossary....................................................................  43

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and the Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  DIVERSIFIED EQUITY FUND -- Income and capital growth by investing principally in equity securities.

  SPECIAL GROWTH FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

  EQUITY INCOME FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

  QUANTITATIVE EQUITY FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL SECURITIES FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  DIVERSIFIED BOND FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  VOLATILITY CONSTRAINED BOND FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  MULTISTRATEGY BOND FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

   Diversified Equity......... $1,253,343,607
   Special Growth............. $  675,279,992
   Equity Income.............. $  272,115,924
   Quantitative Equity........ $1,777,094,136

   International Securities..... $978,541,730
   Diversified Bond............. $748,047,919
   Volatility Constrained Bond.. $183,151,781
   Multistrategy Bond........... $483,957,901

  You may buy and sell Class S shares of the Funds through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTIONS EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

MAXIMUM SALES            MAXIMUM SALES
LOAD IMPOSED            LOAD IMPOSED ON                   DEFERRED                EXCHANGE
ON PURCHASES          REINVESTED DIVIDENDS               SALES LOAD                 FEES
-------------         --------------------               ----------               --------
    None                      None                          None                    None

                        ANNUAL FUND OPERATING EXPENSES

                                                                   TOTAL FUND
                               MANAGEMENT                        GROSS OPERATING
                                  FEE                               EXPENSES
                          (NET OF FEE WAIVERS) OTHER EXPENSES (NET OF FEE WAIVERS)+
                          -------------------- -------------- ---------------------
Diversified Equity
 Fund...................          0.78%             0.14%             0.92%
Special Growth Fund.....          0.95%             0.20%             1.15%
Equity Income Fund......          0.80%             0.24%             1.04%
Quantitative Equity
 Fund...................          0.78%             0.13%             0.91%
International Securities
 Fund...................          0.95%             0.31%             1.26%
Diversified Bond Fund...          0.45%             0.15%             0.60%
Volatility Constrained
 Bond Fund..............          0.50%             0.28%             0.78%
Multistrategy Bond
 Fund*..................          0.61%             0.19%             0.80%

---------------------

+ Investors purchasing Class S Shares of the fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contract the intermediary for information concerning what additional fees, if any, will be charged.
* FRIMCo has voluntarily agreed to waive a portion of its 0.75% management fee for the Multistrategy Bond Fund, up to the full amount of that fee, for all fund expenses that exceed 0.80% of the average daily net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver would be 0.84% of the average net assets of the Multistrategy Bond Fund.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Diversified Equity Fund.........................  $ 9     $28     $51     $115
Special Growth Fund.............................  $12     $35     $64     $145
Equity Income Fund..............................  $10     $32     $58     $131
Quantitative Equity Fund........................  $ 9     $28     $50     $114
International Securities Fund...................  $13     $38     $69     $158
Diversified Bond Fund...........................  $ 6     $18     $33     $ 76
Volatility Constrained Bond Fund................  $ 8     $24     $43     $ 98
Multistrategy Bond Fund.........................  $ 8     $19     $44     $101

             FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED EQUITY FUND

                            1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR.....  $    41.45  $  38.62  $  32.26  $  34.88  $  35.60  $  36.36  $  30.66  $  35.22  $  30.46  $  27.22
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income...............         .37       .48       .60       .58       .56       .60       .81       .99       .94       .89
 Net realized and
  unrealized gain
  (loss) on
  investments..........       12.06      8.15     10.63      (.49)     3.03      2.30      8.36     (3.45)     7.68      3.57
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations..........       12.43      8.63     11.23       .09      3.59      2.90      9.17     (2.46)     8.62      4.46
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment
  income...............        (.37)     (.48)     (.60)     (.58)     (.55)     (.61)     (.82)     (.96)    (1.11)     (.81)
 Net realized gain on
  investments..........       (9.83)    (5.32)    (4.27)    (1.87)    (3.76)    (3.05)    (2.65)    (1.14)    (2.75)     (.41)
 In excess of net
  realized gain on
  investments..........        (.04)      --        --       (.26)      --        --        --        --        --        --
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions..      (10.24)    (5.80)    (4.87)    (2.71)    (4.31)    (3.66)    (3.47)    (2.10)    (3.86)    (1.22)
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR..................  $    43.64  $  41.45  $  38.62  $  32.26  $  34.88  $  35.60  $  36.36  $  30.66  $  35.22  $  30.46
                         ==========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%).......       31.32     23.29     35.17     (0.01)    10.53      8.32     31.05     (7.01)    29.06     16.37
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets...         .92       .94       .95       .95       .96       .98       .98      1.03      1.01      1.00
 Net investment income
  to average net
  assets...............         .80      1.18      1.56      1.73      1.54      1.69      2.28      2.97      2.65      2.92
 Portfolio turnover....      114.11     99.90     92.53     57.53     99.80     77.02    116.53     96.90     61.80     66.02
 Net assets, end of
  year ($000 omitted)..   1,042,620   699,691   530,645   414,036   388,420   337,549   325,746   251,254   234,988   202,948
 Average commission
  rate paid per share
  of security is
  omitted).............       .0500     .0465       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SPECIAL GROWTH FUND

                            1997      1996      1995      1994      1993      1992      1991     1990     1989     1988
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  40.79  $  39.17  $  33.47  $  35.82  $  36.63  $  34.47  $  24.71  $ 29.35  $ 26.19  $ 23.58
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .08       .12       .18       .16       .07       .05       .24      .42      .42      .24
 Net realized and
  unrealized gain (loss)
  on investments........     11.18      6.87      9.25      (.71)     5.22      4.22     10.34    (4.57)    5.78     2.99
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
  Total From Investment
   Operations...........     11.26      6.99      9.43      (.55)     5.29      4.27     10.58    (4.15)    6.20     3.23
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.08)     (.12)     (.21)     (.10)     (.07)     (.06)     (.24)    (.42)    (.48)    (.21)
 Net realized gain on
  investments...........     (6.25)    (5.25)    (3.52)     (.85)    (6.03)    (2.05)     (.58)    (.07)   (2.56)    (.41)
 In excess of net
  realized gain on
  investments...........       --        --        --       (.85)      --        --        --       --       --       --
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
  Total Distributions...    (6.33)     (5.37)    (3.73)    (1.80)    (6.10)    (2.11)     (.82)    (.49)   (3.04)    (.62)
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  45.72  $  40.79  $  39.17  $  33.47  $  35.82  $  36.63  $  34.47  $ 24.71  $ 29.35  $ 26.19
                          ========  ========  ========  ========  ========  ========  ========  =======  =======  =======
TOTAL RETURN (%)........     28.77     18.65     28.52     (3.71)    15.48     12.52     43.11   (14.28)   23.92    13.82
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net
  to average net
  assets................      1.15      1.19      1.22      1.20      1.31      1.33      1.36     1.50     1.49     1.47
 Net investment income
  to average net
  assets................       .18       .28       .49       .50       .19       .14       .80     1.57     1.42      .92
 Portfolio turnover.....     97.19    118.13     87.56     55.40     91.97     42.20     42.81    63.87    85.24    51.75
 Net assets, end of year
  ($000 omitted)........   572,635   393,048   313,678   229,077   188,891   134,913   105,245   62,116   60,146   47,405
 Average commission rate
  paid per share of
  security ($ omitted)..     .0402     .0384       N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A
 Per share amount of
  fees reimbursed ($
  omitted)..............       --        --        --        --        --        --        --     .0093      --       --

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY INCOME FUND

                            1997      1996      1995      1994      1993      1992      1991     1990      1989     1988
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  40.22  $  38.43  $  32.21  $  35.90  $  35.32  $  36.54  $  30.75  $ 34.91  $  30.85  $ 26.92
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .69       .82       .94       .90       .83       .99      1.11     1.43      1.34     1.22
 Net realized and
  unrealized gain (loss)
  on investments........     12.11      7.03     10.08      (.70)     3.69      3.08      7.15    (3.83)     6.47     3.96
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
  Total From Investment
   Operations...........     12.80      7.85     11.02       .20      4.52      4.07      8.26    (2.40)     7.81     5.18
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.69)     (.82)     (.97)     (.89)     (.83)    (1.00)    (1.10)   (1.37)    (1.50)   (1.25)
 In excess of net
  investment income.....      (.01)     (.01)      --        --       (.00)      --        --       --        --       --
 Net realized gain on
  investments...........    (11.24)    (5.23)    (3.83)    (3.00)    (3.11)    (4.29)    (1.37)    (.39)    (2.25)     --
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
  Total Distributions...    (11.94)    (6.06)    (4.80)    (3.89)    (3.94)    (5.29)    (2.47)   (1.76)    (3.75)    1.25)
                          --------  --------  --------  --------  --------  --------  --------  -------  --------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  41.08  $  40.22  $  38.43  $  32.21  $  35.90  $  35.32  $  36.54  $ 30.75  $  34.91  $ 30.85
                          ========  ========  ========  ========  ========  ========  ========  =======  ========  =======
TOTAL RETURN (%)........     33.59     21.45     34.76       .69     13.23     11.51     27.52    (6.90)    25.61    19.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....      1.04      1.07      1.06      1.04      1.05      1.08      1.11     1.14      1.15     1.13
 Net investment income
  to average net
  assets................      1.51      2.03      2.51      2.56      2.23      2.68      3.11     4.12      3.94     4.08
 Portfolio turnover.....    139.33    106.40     92.40     89.91     78.72     95.07     61.73    65.97     79.82    58.12
 Net assets, end of year
  ($000 omitted)........   226,952   195,132   180,116   144,285   149,532   134,365   122,689   99,575   101,589   68,998
 Average commission rate
  paid per share of
  security ($ omitted)..     .0410     .0441       N/A       N/A       N/A       N/A       N/A      N/A       N/A      N/A

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

QUANTITATIVE EQUITY FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989     1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $  33.05  $  30.76  $  24.84  $  26.44  $  25.82  $  25.88  $  21.07  $  23.57  $  20.21  $ 18.08
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .38       .51       .50       .49       .45       .49       .58       .66       .68      .56
 Net realized and
  unrealized gain (loss)
  on investments........     10.00      6.24      8.72      (.19)     2.69      1.67      5.93     (1.99)     4.53     2.14
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
  Total From Investment
   Operations...........     10.38      6.75      9.22       .30      3.14      2.16      6.51     (1.33)     5.21     2.70
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.38)     (.51)     (.51)     (.49)     (.45)     (.49)     (.58)     (.64)     (.76)    (.57)
 Net realized gain on
  investments...........     (6.27)    (3.95)    (2.79)    (1.41)    (2.07)    (1.73)    (1.12)     (.53)    (1.09)     --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
  Total Distributions...     (6.65)    (4.46)    (3.30)    (1.90)    (2.52)    (2.22)    (1.70)    (1.17)    (1.85)    (.57)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  36.78  $  33.05  $  30.76  $  24.84  $  26.44  $  25.82  $  25.88  $  21.07  $  23.57  $ 20.21
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  =======
TOTAL RETURN (%)........     32.70     23.08     37.69       .19     12.56      8.67     31.70     (5.60)    26.08    15.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....       .91       .93       .93       .94       .98      1.02      1.03      1.12      1.14     1.16
 Net investment income
  to average net
  assets................      1.04      1.59      1.71      1.95      1.68      1.94      2.39      2.94      3.00     3.00
 Portfolio turnover.....     87.67     74.33     78.83     45.97     62.48     59.19     58.07     57.49     90.65    59.37
 Net assets, end of year
  ($000 omitted)........   996,880   663,925   488,948   380,592   314,647   244,870   201,614   147,730   124,111   89,858
 Average commission rate
  paid per share of
  security ($ omitted)..     .0349     .0331       N/A       N/A       N/A       N/A       N/A       N/A       N/A      N/A

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

           FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL SECURITIES FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989     1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  58.48  $  56.61  $  53.96  $  57.95  $  44.75  $  49.15  $  44.60  $  55.81  $  50.49  $ 45.26
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .56       .53       .56       .44       .40       .61       .72      1.05       .67      .86
 Net realized and
  unrealized gain (loss)
  on investments(a).....      (.46)     3.72      4.89      1.23     14.53     (4.02)     4.60     (9.53)     0.32     8.98
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
  Total From Investment
   Operations...........       .10      4.25      5.45      1.67     14.93     (3.41)     5.32     (8.48)     0.99     9.84
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.37)     (.31)     (.88)     (.04)     (.38)     (.68)     (.76)    (1.08)     (.89)    (.95)
 In excess of net
  investment income.....      (.27)     (.17)     (.23)     (.02)     (.23)      --        --        --        --       --
 Net realized gain on
  investments...........     (2.19)    (1.90)    (1.69)    (5.60)    (1.12)     (.31)     (.01)    (1.65)    (4.78)   (3.66)
 In excess of net
  realized gain on
  investments...........     (1.06)      --        --        --        --        --        --        --        --       --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
  Total Distributions...     (3.89)    (2.38)    (2.80)    (5.66)    (1.73)     (.99)     (.77)    (2.73)    (5.67)   (4.61)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  54.69  $  58.48  $  56.61  $  53.96  $  57.95  $  44.75  $  49.15  $  44.60  $  55.81  $ 50.49
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  =======
TOTAL RETURN (%)........       .26      7.63     10.20      4.86     33.48     (6.94)    11.99    (15.34)    22.24    22.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................      1.26      1.30      1.30      1.30      1.38      1.45      1.49      1.50      1.50     1.50
 Operating expenses,
  gross, to average
  assets................      1.26      1.31      1.31      1.33      1.42      1.47      1.49      1.50      1.54     1.50
 Net investment income
  to average net
  assets................       .91       .91       .97       .70       .82      1.37      1.68      2.28      1.54     1.60
 Portfolio turnover.....     73.54     42.43     42.96     72.23     60.22     48.93     52.46     68.89     57.16    43.50
 Net assets, end of year
  ($000 omitted)........   839,767   743,615   623,389   563,333   454,482   262,886   243,065   169,818   123,823   91,006
 Average commission rate
  paid per share of
  security ($ omitted)..     .0055     .0039       N/A       N/A       N/A       N/A       N/A       N/A       N/A      N/A

--------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.03 per share.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED BOND FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  22.97  $  23.69  $  21.53  $  23.73  $  23.49  $  24.29  $  22.81  $  22.90  $  22.38  $  22.38
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.45      1.47      1.54      1.46      1.48      1.62      1.72      1.74      1.87      1.69
 Net realized and
  unrealized gain (loss)
  on investments........       .56      (.71)     2.18     (2.22)      .83      (.10)     1.61      (.09)      .83      (.02)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations...........      2.01       .76      3.72      (.76)     2.31      1.52      3.33      1.65      2.70      1.67
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.45)    (1.48)    (1.56)    (1.42)    (1.48)    (1.63)    (1.69)    (1.74)    (1.92)    (1.67)
 In excess of net
  investment income.....      (.02)      --        --        --       (.01)      --        --        --        --        --
 Net realized gain on
  investments...........       --        --        --        --       (.58)     (.69)     (.16)      --       (.26)      --
 In excess of net
  realized gain on
  investments...........      (.08)      --        --       (.02)      --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions...     (1.55)    (1.48)    (1.56)    (1.44)    (2.07)    (2.32)    (1.85)    (1.74)    (2.18)    (1.67)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  23.43  $  22.97  $  23.69  $  21.53  $  23.73  $  23.49  $  24.29  $  22.81  $  22.90  $  22.38
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)........      9.09      3.43     17.76     (3.25)    10.02      6.57     15.29      7.58     12.52      7.67
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................       .60       .61       .59       .56       .58       .62       .74       .88       .93       .93
 Operating expenses,
  gross, to average
  assets................       .60       .61       .59       .56       .58       .67       .74       .88       .93       .93
 Net investment income
  to average net
  assets................      6.35      6.46      6.69      6.57      6.13      6.79      7.38      7.89      8.16      7.48
 Portfolio turnover.....    172.43    138.98    135.85    153.21    177.74    228.37    130.96     94.88    195.14    197.15
 Net assets, end of year
  ($000 omitted)........   687,331   554,804   513,808   525,315   477,341   412,394   344,081   294,677   230,156   211,656
 Per share amount of
  fees waived ($
  omitted)..............       --        --        --        --        --      .0115       --        --        --        --

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

         FINANCIAL HIGHLIGHTS OF THE VOLATILITY CONSTRAINED BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

VOLATILITY CONSTRAINED BOND FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  19.07  $  19.21  $  18.64  $  19.78  $  19.51  $  20.33  $  19.51  $  19.37  $  19.14  $  19.21
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.07      1.09      1.21      1.15       .82      1.34      1.45      1.52      1.66      1.55
 Net realized and
  unrealized gain (loss)
  on investments........       .02      (.22)      .58     (1.16)      .45      (.88)      .80       .13       .30      (.10)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations...........      1.09       .87      1.79      (.01)     1.27       .46      2.25      1.65      1.96      1.45
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.10)    (1.01)    (1.22)    (1.13)     (.71)    (1.28)    (1.43)    (1.51)    (1.73)    (1.52)
 Net realized gain on
  investments...........                 --        --        --        --        --        --        --        --        --
 Tax Return of capital..       --        --        --        --       (.29)      --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions...     (1.10)    (1.01)    (1.22)    (1.13)    (1.00)    (1.28)    (1.43)    (1.51)    (1.73)    (1.52)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  19.06  $  19.07  $  19.21  $  18.64  $  19.78  $  19.51  $  20.33  $  19.51  $  19.37  $  19.14
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)........      5.90      4.66      9.89      (.02)     6.67      2.29     12.00      8.92     10.64      7.77
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....       .78       .76       .71       .67       .66       .68       .62       .62       .61       .59
 Net investment income
  to average net
  assets................      5.63      5.69      6.33      5.97      5.79      6.74      7.34      7.88      8.41      7.97
 Portfolio turnover.....    197.45    311.51    256.72    182.65    220.77    312.05    159.20    181.66    331.12    238.69
 Net assets, end of year
  ($000 omitted)........   172,976   163,197   181,881   195,007   225,672   292,909   293,603   240,887   214,745   234,095

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MULTISTRATEGY BOND FUND

                                  1997      1996      1995      1994    1993++
                                --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $  10.11  $  10.25  $   9.29  $  10.31  $ 10.00
                                --------  ========  ========  ========  =======
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income........       .60       .61       .65       .58      .46
 Net realized and unrealized
  gain (loss) on investments..       .33      (.12)      .97     (1.03)     .40
                                --------  --------  --------  --------  -------
  Total From Investment
   Operations.................       .93       .49      1.62      (.45)     .86
                                --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income........      (.60)     (.61)     (.66)     (.57)    (.46)
 In excess of net investment
  income......................      (.01)     (.01)      --        --       --
 Net realized gain on
  investments.................      (.17)     (.01)      --        --      (.08)
 In excess of net realized
  gain on investments.........       --        --        --        --      (.01)
                                --------  --------  --------  --------  -------
  Total Distributions.........      (.78)     (.63)     (.66)     (.57)    (.55)
                                --------  --------  --------  --------  -------
NET ASSET VALUE, END OF YEAR..  $  10.26  $  10.11  $  10.25  $   9.29  $ 10.31
                                ========  ========  ========  ========  =======
TOTAL RETURN (%)(A)...........      9.50      4.97     17.92     (4.35)    8.74
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)......       .80       .81       .85       .85      .85
 Operating expenses, gross, to
  average net assets (b)......       .83       .88       .89       .90     1.20
 Net investment income to
  average net assets (b)......      5.93      6.19      6.61      6.26     5.60
 Portfolio turnover (b).......    263.75    145.38    142.26    136.39   188.95
 Net assets, end of year ($000
  omitted)....................   437,312   305,428   218,765   173,035   98,374

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

    THE PURPOSE OF THE FUNDS -- MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936, and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world -- in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in a fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial service organizations; and

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries.

  There is no specific minimum amount that must be invested in the Funds or in the Trust.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  With respect to certain Funds, the Agreement provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the applicable Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating an Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Diversified Bond Fund, 0.45%; Volatility Constrained Bond Fund, 0.50%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets invested to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to the approval of the shareholders of the applicable Funds, which will be sought at a shareholder meeting expected to be held during 1998, the Funds' payment to FRIMCo of a fee designed to compensate FRIMCo for its role in managing collateral derived from securities lending and certain other portfolio transactions. If approved by shareholders, each Fund will pay a fee to FRIMCo for investment supervision over that Fund's cash, securities and other investment assets which are not treated as net assets of that Fund in determining the Fund's net asset value per share. If approved, the fee will equal 0.07% of such assets on an annualized basis.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Diversified Equity Fund, 0.23%; Special Growth Fund, 0.40%; Equity Income Fund, 0.19%; Quantitative Equity Fund, 0.19%; International Securities Fund, 0.39%, Diversified Bond Fund, 0.08%; Volatility Constrained Bond Fund, 0.17%; and Multistrategy Bond Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                          ANTICIPATED MAXIMUM
                            EQUITY      DEBT
          FUND             EXPOSURE   EXPOSURE               FOCUS
          ----            ----------- --------               -----
Diversified Equity
 Fund...................    65-100%      35%   Income and capital growth
Special Growth Fund.....    65-100%      35%   Maximum total return
Equity Income Fund......    65-100%      35%   Current income
Quantitative Equity
 Fund...................      100%      --     Total return
International Securities
 Fund...................    65-100%      35%   Total return
Diversified Bond Fund...      35%      65-100% Current Income and Diversification
Volatility Constrained
 Bond Fund..............      35%      65-100% Preservation of capital
Multistrategy Bond
 Fund...................       0%       100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                            DIVERSIFIED EQUITY FUND

  Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. Diversified Equity Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                              SPECIAL GROWTH FUND

  Special Growth Fund's objective is to maximize total return primarily through capital appreciation and assuming a higher level of volatility than Diversified Equity Fund. Special Growth Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the company.

                              EQUITY INCOME FUND

  Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity Income Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as the Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                           QUANTITATIVE EQUITY FUND

  Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Quantitative Equity Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                         INTERNATIONAL SECURITIES FUND

  International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors. International Securities Fund attempts to achieve its objectives by investing primarily in the equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities issued by companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality, and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the US and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government obligations; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment.

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Volatility Constrained Bond and Multistrategy Bond Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Volatility Constrained Bond and Multistrategy Bond Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Volatility Constrained Bond and Multistrategy Bond Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Multistrategy Bond Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than Multistrategy Bond Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds invest primarily in equity securities. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds may also invest in other types of equity securities, including preferred stocks.

FOREIGN DEBT SECURITIES

  Multistrategy Bond and International Securities Funds' portfolios may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Multistrategy Bond Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Funds will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Funds' investments, or anticipated investments, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Considerations -- Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

INTEREST RATE SWAPS

  Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

OTHER DEBT SECURITIES

  Multistrategy Bond Fund may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                            VOLATILITY
                          DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED CONSTRAINED MULTISTRATEGY
   TYPE OF PORTFOLIO        EQUITY    GROWTH  INCOME    EQUITY     SECURITIES      BOND        BOND         BOND
        SECURITY             FUND      FUND    FUND      FUND         FUND         FUND        FUND         FUND
   -----------------      ----------- ------- ------ ------------ ------------- ----------- ----------- -------------
Common stocks...........       X         X      X         X             X
Common stock equivalents
 (warrants).............       X         X      X         X             X
Common stock equivalents
 (options)..............       X         X      X         X             X
Common stock equivalents
 (convertible debt secu-
 rities)................       X         X      X         X             X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........       X         X      X         X             X
Equity derivative
 securities.............       X         X      X         X             X
Debt securities (below
 investment grade or
 junk bonds)............                                                                                      X
US government
 securities.............       X         X      X         X             X            X           X            X
Municipal obligations...                                                                                      X
Foreign securities......                                                X                                     X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                            VOLATILITY
                          DIVERSIFIED SPECIAL EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED CONSTRAINED MULTISTRATEGY
                            EQUITY    GROWTH  INCOME    EQUITY     SECURITIES      BOND        BOND         BOND
    TYPE OF PRACTICE         FUND      FUND    FUND      FUND         FUND         FUND        FUND         FUND
    ----------------      ----------- ------- ------ ------------ ------------- ----------- ----------- -------------
Cash reserves...........       X         X      X         X             X            X           X            X
Repurchase
 agreements(1)..........       X         X      X         X             X            X           X            X
When-issued and forward
 commitment securities..       X         X      X         X             X            X           X            X
Reverse repurchase
 agreements.............       X         X      X         X             X            X           X            X
Lending portfolio secu-
 rities, not to exceed
 33 1/3% of total Fund
 assets.................       X         X      X         X             X            X           X            X
Illiquid securities
 (limited to 15% of a
 Fund's net assets).....       X         X      X         X             X            X           X            X
Forward currency con-
 tracts(2)..............                                                X            X           X            X
Write (sell) call and
 put options on securi-
 ties, securities in-
 dexes and foreign cur-
 rencies(3).............       X         X      X         X             X            X           X            X
Purchase options on se-
 curities, securities
 indexes, and curren-
 cies(3)................       X         X      X         X             X            X           X            X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........       X         X      X         X             X            X           X            X
Liquidity portfolios....       X         X      X         X             X

---------------------

(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

(2) International Securities, Diversified Bond, Volatility Constrained and Multistrategy Bond Funds may not invest more than 33% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objectives or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  Variable and Floating Rate Securities. The Multistrategy Bond Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular (i.e., daily, monthly, annually, etc.) or event based (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates which represent interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Volatility Constrained Bond Fund and Multistrategy Bond Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Volatility Constrained Bond Fund and Multistrategy Bond Fund.

  High Risk Bonds. The Multistrategy Bond Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While the debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Multistrategy Bond Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holdings in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

                      PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not give significant weight to attempting to realize long term rather than short term capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerages and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

   DECLARED                 PAYABLE                             FUNDS
   --------                 -------                             -----
Monthly....... Early in the following month       Diversified Bond, Volatility
                                                   Constrained Bond and
                                                   Multistrategy Bond Funds
Quarterly..... Mid: April, July, October and      Diversified Equity, Special
                    December                       Growth, Equity Income and
                                                   Quantitative Equity Funds
Annually...... Mid-December                       International Securities Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions of net capital gains realized during the period from November 1 through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you many not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet certain other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gain dividends and 20% capital gain distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and/or International Securities Fund;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return, and, in the case of certain Funds, current yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of each of the Funds are as follows:

                         1 YEAR ENDED  5 YEARS ENDED 10 YEARS ENDED INCEPTION TO  INCEPTION
                         DEC. 31, 1997 DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997   DATE
                         ------------- ------------- -------------- ------------- ---------
                                       (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)
Diversified Equity......     31.32%        19.32%        16.97%         16.48%    09/05/85
Special Growth..........     28.77%        16.90%        15.57%         14.78%    09/05/85
Equity Income...........     33.59%        20.04%        17.34%         15.60%    09/05/85
Quantitative Equity.....     32.70%        20.46%        17.39%         15.40%    05/15/87
International Securi-
 ties...................       .26%        10.73%         8.16%         13.14%    09/05/85
Diversified Bond........      9.09%         7.18%         8.52%          8.82%    09/05/85
Volatility Constrained
 Bond...................      5.90%         5.37%         6.81%          6.81%    09/05/85
Multistrategy Bond......      9.50%          --            --            7.23%    01/29/93

  The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized -- The amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class S Shares of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds were, respectively 5.88%, 5.39% and 5.63%.

  Each Fund may also advertise non-standardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders to redeem are tendered. For all Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Shares of the Funds are sold without a sales load next determined on each business day at the net asset value after receipt of an order in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

  Orders by investors (except participants in the Three Day Settlement Program (the "Settlement Program") described below) to purchase Fund shares must be received by the Transfer Agent, on any day when Fund shares are offered, before the close of the NYSE (currently 4:00 p.m. Eastern time).

 Payment Procedures: The Custodian or Transfer Agent (depending on your method of payment) must receive payment for the purchase of shares on the day the order is accepted (except for participants in the Settlement Program). You may pay for Fund orders in several ways:

  Federal Funds Wire. You may wire federal funds to the Custodian.

  Automated Clearing House ("ACH"). You may pay for purchases through ACH to the Custodian. However, funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the next business day. In that case, your order would be placed on the next business day.

  Automatic Investment Program. You may make scheduled investments (minimum $50.00) in an established account in a Fund on a monthly, quarterly, semi-annual or annual basis by automatic electronic funds transfer from the your bank account. A separate transfer is required for each Fund in which you purchase shares. You may terminate an automatic investment program at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the NYSE (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the NYSE, the order will be effected on the next business day.

IN-KIND EXCHANGE OF SECURITIES

  The Transfer Agent may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objectives, policies and limitations of the particular Fund; have a readily ascertainable market value; be liquid and not be subject to restrictions on resale; and have market value plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax advisers.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

  The Trust will accept orders from financial institutions to purchase shares of the Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the investor has agreed in writing to indemnify the Funds against any losses resulting from nonreceipt of payment. For further information on the Settlement Program, contact the Trust.

THIRD PARTY TRANSACTIONS

  If you are purchasing Fund shares through a program offered by a Financial Intermediary, you may be required to pay additional fees to the Financial Intermediary. You should contact your Financial Intermediary for information concerning additional fees.

EXCHANGE PRIVILEGE

  You may exchange shares of any Fund for shares of any other Fund, on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including prospectuses for other Funds, contact a Financial Intermediary or the Trust. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Trust.

  An exchange is a redemption of the shares and is treated as a sale for income tax purposes. Thus, a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). You should consult your tax adviser.

                             HOW TO REDEEM SHARES

  If you are uncertain of the redemption requirements, you should telephone your Financial Intermediary or the Funds at (800) 972-0700; in Washington
(253) 627-7001.

  Fund shares may be redeemed on any business day at the next determined net asset value after receipt of a redemption request in proper form as described below.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to your account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests made by check may be withheld for up to 15 days after the date of purchase to assure that the check clears. Upon request, redemption proceeds will be mailed to your address of record or to an alternate address you designate provided the request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by investors to redeem Fund shares must be received by the Transfer Agent on a business day, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

  You may tender your redemption request to the Transfer Agent by telephone, mail, or by entry into the shareholder recordkeeping system. You may also redeem shares through the Systematic Withdrawal Payment Program, which is described below.

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form. Alternate procedures may be followed, provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, you should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include:

    A. A letter of instruction or a stock assignment specifically designating the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    B. Any other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment Program provides an automated method for you to redeem a predetermined dollar amount from your Fund shareholder account, in order to meet a standing request. The SWP program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions you provide on the SWP form. If you have more than one Fund from which a SWP is to be received, you will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

  Distribution Frequency. You can schedule monthly, quarterly, semiannual or annual distribution payments.

  SWP Distribution by Wire. Federal funds wire payments will be sent to a bank you designate on the payment date.

  SWP Distribution by Check. Checks will be sent on the payment date by US Postal Service first class mail, to the address you request.

  SWP Distribution by Electronic Fund Transfer. Electronic fund transfer payments will be sent to a bank you designate bank on the payment date.

  You must complete and mail a SWP form to your Financial Intermediary or to FRIMCo, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The SWP form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of its redemption proceeds in excess of $250,000 by distributing portfolio securities to a shareholder, rather than paying the shareholder in cash. This is called redemption in kind. Shareholders will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend redemptions or to postpone payment dates if any unlikely emergency conditions develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  In addition to offering Class S Shares, the Funds also offer beneficial interests in Class C Shares, which are described in a separate prospectus. Class C Shares are designed to meet different investor needs and are subject to both a Rule 12b-1 distribution fee and a shareholder servicing fee. These fees may affect the performance of the Class C Shares. To obtain more information about Class C Shares, contact your Financial Intermediary, or write or telephone the Trust.

  At March 31, 1998, no one Shareholder could be deemed by the 1940 Act to "control" the Funds.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.


  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19807, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                              EQUITY INCOME FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE19801, is a wholly-owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin S. Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theordore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Berstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis
A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, P.O. Box 2910 Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- Each Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Frank Russell Fund, Distribution, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Agreements with FRIMCo

  FNMA -- Federal National Mortgage Association

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class S Shares in the Funds. Each Class S Share of a Fund represents a share of beneficial interest in the Fund

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY

                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS
DIVERSIFIED EQUITY
Alliance Capital Management L.P.

Barclays Global Fund
Investors, N.A.
Peachtree Asset Management
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY INCOME
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

QUANTITATIVE EQUITY

Barclays Global Fund Investors, N.A.
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

MULTISTRATEGY BOND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 787-7354
(800) Russel4
In Washington (253) 627-7001

                                         LIFEPOINTS FUNDS-CLASS D & CLASS E

                       FRANK RUSSELL INVESTMENT COMPANY
                         SUPPLEMENT DATED MAY 1, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998

Effective immediately, the Paragraph entitled "Schneider Capital Management" under MONEY MANAGER PROFILES-DIVERSIFIED EQUITY FUND is revised in its entirety to read as follows:

Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class D and Class E Shares of the five Funds listed below (the "LifePoints Funds"). Each of the LifePoints Funds invests in different combinations of other Funds (the "Underlying Funds") which, in turn, invest in different combinations of stocks, bonds and cash equivalents. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

      Equity Balanced Strategy Fund                  Moderate Strategy Fund
      Aggressive Strategy Fund                       Conservative Strategy Fund
      Balanced Strategy Fund

  Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company ("Russell"), which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the Underlying Funds in which the LifePoints Funds may invest.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

  The Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment funds, which interests may be offered in one or more classes. The Investment Company is a diversified, open-end management investment company, commonly known as a "mutual fund."

  This Prospectus sets forth concisely information about the Investment Company and the Class D and Class E Shares of its five LifePoints Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated May 1, 1998, with the Securities and Exchange Commission (the "SEC") which contains additional information regarding the LifePoints Funds. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information, or a paper copy of this Prospectus, if you have received your Prospectus electronically, may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference. This Prospectus relates only to the Class D and Class E Shares of the LifePoints Funds. The LifePoints Funds also have authorized Class S shares which are not offered at the date of this Prospectus for public investment.

  The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                       PROSPECTUS DATED MAY 1, 1998

  Each LifePoints Fund diversifies its assets by investing, at present, in the Class S Shares of several Underlying Funds. Allocation decisions reflect FRIMCo's outlook for the economy, financial markets and the relative valuations of the Underlying Funds. Each LifePoints Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds. Each LifePoints Fund and its investment objective are set forth below. An investor can select investments in one or more LifePoints Funds appropriate to the present investment aims, lifestyle and economic status of the investor or the investor's clients, and can use reallocation of assets among LifePoints Funds to reflect changes in these factors which occur over time.

  EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  This Prospectus describes and offers both Class D and Class E Shares of the five LifePoints Funds. The LifePoints Funds had aggregate net assets of approximately $174,310,970.55 on April 1, 1998. The net assets of these Funds on April 1, 1998 were as follows:

   Equity Balanced Strategy........................................ $48,575,181
   Aggressive Strategy............................................. $25,165,326
   Balanced Strategy............................................... $94,747,682
   Moderate Strategy............................................... $ 5,147,631
   Conservative Strategy........................................... $   675,151

                       HIGHLIGHTS AND TABLE OF CONTENTS

  ANNUAL FUND OPERATING EXPENSES OF THE CLASS D AND CLASS E SHARES OF THE LIFEPOINTS FUNDS summarizes the fees paid by shareholders and provides an example showing the effect of these fees together with the indirect expenses of the Underlying Funds on a $1,000 investment over time without the manager waiver in effect. PAGE .

  THE PURPOSE OF THE LIFEPOINTS FUNDS is to provide a simple and effective means for an Eligible Investor to employ a diversified mutual fund investment allocation program suited to pursuing the long-term investment goals of the investor or its clients. The LifePoints Funds are especially useful for participants in tax-deferred retirement plans. The LifePoints Funds take advantage of FRIMCo's asset allocation technology, as well as the Underlying Funds' use of FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services, on an economical and efficient basis. PAGE .

  FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and
(ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE .

  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. Each LifePoints Fund provides an additional layer of "multi-asset" diversification by allocating its assets among several Underlying Funds, most of which employ multiple money managers in pursuit of their investment objectives. PAGE .

  INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS OF THE LIFEPOINTS FUNDS are designed to meet the investment goals of long-term Eligible Investors. While the LifePoints Funds invest primarily in the Underlying Funds, each LifePoints Fund pursues a different investment objective by allocating its assets among a number of Underlying Funds which together pursue a variety of investment objectives. PAGE .

  INVESTMENT POLICIES, RESTRICTIONS AND RISKS OF THE LIFEPOINTS FUNDS should be considered in deciding whether to invest in a LifePoints Fund. "Fundamental" investment objectives, policies, and restrictions may not be changed without the approval of a majority of the shareholders of an affected LifePoints Fund. While the LifePoints Funds' principal investment will be in the Class S Shares of Underlying Funds, they may also invest in other types of securities. Risks associated with certain investment policies of the Underlying Funds should be considered when investing in the LifePoints Funds. PAGE .

  ELIGIBLE INVESTORS are principally institutional investors and those financial intermediaries which have entered into an Asset Management Services Agreement with FRIMCo and institutions or individuals who have acquired shares through such institutions or financial intermediaries. Institutions and financial intermediaries selling Class E Shares of the LifePoints Funds may only offer to sell Class E Shares to certain of their clients. PAGE .

  GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE LIFEPOINTS FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Underlying Funds and the LifePoints

Funds on a day-to-day basis. All services necessary for the operation of the LifePoints Funds (including accounting, custody, auditing, legal and shareholder servicing) are arranged for by FRIMCo pursuant to the Special Services Agreement (the "Services Agreement") between FRIMCo and each LifePoints Fund and each Underlying Fund in which it invests. Frank Russell Company ("Russell") provides to the Underlying Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE .

  OPERATING EXPENSES OF THE LIFEPOINTS FUNDS are allocated among and borne by the Underlying Funds in which the LifePoints Funds invest or by FRIMCo, in either case pursuant to the Services Agreement. Except as to a 0.25% management fee and a 0.25% Shareholder Service Fee applicable to the Class D and Class E Shares and a 0.25% Rule 12b-1 distribution fee applicable only to the Class D Shares, the LifePoints Funds are not subject to any operating expenses, because each LifePoints Fund's operating expense will be paid by the Underlying Funds to the extent that the Underlying Funds receive an economic benefit. Any operating expense of a LifePoints Fund in excess of the economic benefit realized by the Underlying Funds will be paid by FRIMCo. As noted above, each Lifepoints Fund has agreed to pay FRIMCo a management fee equal to 0.25% of the Fund's average daily net assets for providing investment supervisory services. Currently, this fee is being voluntarily waived by FRIMCo. In addition to the management fee, the LifePoints Funds will indirectly bear their proportionate share of operating expenses that include the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund. PAGE .

  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS are evaluated and recommended by FRIMCo and Russell. The money managers have complete discretion to purchase and sell portfolio securities for their segment of an Underlying Fund consistent with the Underlying Fund's investment objectives, policies and restrictions, and the specific strategies developed by Russell and FRIMCo. The LifePoints Funds do not employ money managers, other than FRIMCo, and therefore, do not pay management fees. The determination of how the LifePoints Funds' assets will be allocated among the Underlying Funds is made by FRIMCo pursuant to each LifePoints Fund's investment objectives and policies. The LifePoints Funds, as shareholders of the Underlying Funds, benefit from the multi-style, multi-manager services provided to the Underlying Funds. PAGE .

  INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE UNDERLYING FUNDS should be considered when deciding whether to invest in a LifePoints Fund. "Fundamental" investment objectives, policies and restrictions may not be changed without the approval of a majority of the shareholders of an affected Underlying Fund. Risks associated with certain investment policies of the Underlying Funds, such as market volatility risk, political risk, and credit risk, are disclosed in connection with a description of the policies giving rise to such risks. PAGE .

  DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared quarterly by each of the LifePoints Funds. All LifePoints Funds declare distributions from net realized capital gains, if any, at least annually. PAGE .

  INCOME TAXES PAID BY THE LIFEPOINTS FUNDS should be nominal. Taxable shareholders of the LifePoints Funds will be subject to federal taxes on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE .

  LIFEPOINTS FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE .

  VALUATION OF LIFEPOINTS FUND SHARES occurs each business day. Class D and Class E Shares are purchased or redeemed based upon the next computed net asset value per share of each LifePoints Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class D and Class E Shares of the LifePoints Funds. PAGE .

  PURCHASE OF LIFEPOINTS FUND SHARES may be accomplished on each business day. The Class D Shares are presently subject to a management fee of 0.25%, a Rule 12b-1 distribution fee of 0.25% and a Shareholder Service Fee of up to 0.25%. The Class E Shares are presently subject to a management fee of 0.25%, and a Shareholder Service Fee of up to 0.25%. PAGE .

  REDEMPTION OF LIFEPOINTS FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is the next computed net asset value after receipt of the redemption request. The LifePoints Funds reserve the right to redeem in kind any portion of a redemption request. PAGE
 .

  ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE .

  The LifePoints Funds are authorized to offer one other class of shares, the Class S Shares, which is designed to meet different investor needs. Class S Shares of the LifePoints Funds are not, as of the date of this Prospectus, being offered for public investment. PAGE .

    ANNUAL FUND OPERATING EXPENSES OF THE CLASS D AND CLASS E SHARES OF THE
                               LIFEPOINTS FUNDS

  The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class D and Class E Shares of the LifePoints Funds will bear directly or indirectly. Each LifePoints Fund will indirectly bear its pro rata share of the expenses of the Underlying Funds in which the LifePoints Fund invests. THE EXAMPLE PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                CLASS D SHARES

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY  STRATEGY
                               FUND      FUND      FUND     FUND       FUND
                             -------- ---------- -------- -------- ------------
CLASS D SHARES SHAREHOLDER
 TRANSACTION EXPENSES:
 Sales Load Imposed on Pur-
  chases....................   None      None      None     None       None
 Sales Load Imposed on Rein-
  vested Dividends..........   None      None      None     None       None
 Deferred Sales Load........   None      None      None     None       None
 Redemption Fees............   None      None      None     None       None
 Exchange Fees..............   None      None      None     None       None
ANNUAL CLASS D SHARES OPER-
 ATING EXPENSES:#
(as a percentage of average
 net assets)
 Management Fees After Fee
  Waivers##.................   0.00%     0.00%     0.00%    0.00%      0.00%
 12b-1 Fees*................   0.25%     0.25%     0.25%    0.25%      0.25%
 Other Expenses (After Fee
  Waivers and Reimburse-
  ment)**
  Custodian Fees (After Re-
   imbursement)**...........   None      None      None     None       None
  Transfer Agent Fees (After
   Reimbursement)**.........   None      None      None     None       None
  Other Fees (After Reim-
   bursement)+ **...........   0.25%     0.25%     0.25%    0.25%      0.25%
  Total Other Expenses (Af-
   ter Fee Waivers and Reim-
   bursement)**.............   0.25%     0.25%     0.25%    0.25%      0.25%
 Total Class D Operating
  Expenses (After Fee
  Waivers and
  Reimbursement)** *** ##...   0.50%     0.50%     0.50%    0.50%      0.50%

---------------------

# Annual Class D Shares operating expenses are based on average net assets expected to be invested during the fiscal year ending December 31, 1998. During the course of this period, expenses may be more or less than the amount shown.

## FRIMCo has voluntarily agreed to waive its Management Fee of 0.25% of average net assets. The gross total operating expenses absent the waiver would be 1.83%, 1.80%, 1.67%, 1.60%, and 1.55%, respectively, of average net assets. This waiver is intended to be in effect through December 31, 1998 but may be revised or eliminated at any time without notice to shareholders.

* Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. See "Distribution and Shareholder Services Plans."

** The LifePoints Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no waiver of Management Fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" would be 5.59% for the Equity Balanced Strategy Fund, 4.91% for the Aggressive Strategy Fund, 0.76% for the Balanced Strategy Fund, 3.97% for the Moderate Strategy Fund, and 4.15% for the Conservative Strategy Fund, and the "Total Class D Operating Expenses" would have been 6.09% for the Equity Balanced Strategy Fund, 5.41% for the Aggressive Strategy Fund, 1.26% for the Balanced Strategy Fund, 4.47% for the Moderate Strategy Fund, and 4.65% for the Conservative Strategy Fund.

+ Class D Shares of each LifePoints Fund can pay up to 0.25% of average net assets as a Shareholder Service Fee.
*** Investors purchasing Class D Shares of the LifePoints Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged by the intermediary.

                                CLASS E SHARES

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY  STRATEGY
                               FUND      FUND      FUND     FUND       FUND
                             -------- ---------- -------- -------- ------------
CLASS E SHARES SHAREHOLDER
 TRANSACTION EXPENSES:
 Sales Load Imposed on
  Purchases.................   None      None      None     None       None
 Sales Load Imposed on
  Reinvested Dividends......   None      None      None     None       None
 Deferred Sales Load........   None      None      None     None       None
 Redemption Fees............   None      None      None     None       None
 Exchange Fees..............   None      None      None     None       None
ANNUAL CLASS E SHARES
 OPERATING EXPENSES:#
(as a percentage of average
 net assets)
 Management Fees After Fee
  Waivers##.................   0.00%     0.00%     0.00%    0.00%      0.00%
 12b-1 Fees.................   None      None      None     None       None
 Other Expenses (After Fee
  Waivers and
  Reimbursement)*:
  Custodian Fees (After
   Reimbursement)*..........   None      None      None     None       None
  Transfer Agent Fees (After
   Reimbursement)*..........   None      None      None     None       None
  Other Fees (After
   Reimbursement)+ *........   0.25%     0.25%     0.25%    0.25%      0.25%
  Total Other Expenses
   (After Fee Waivers and
   Reimbursement)*..........   0.25%     0.25%     0.25%    0.25%      0.25%
 Total Class E Operating
  Expenses (After Fee
  Waivers and
  Reimbursement)* ** ##.....   0.25%     0.25%     0.25%    0.25%      0.25%

---------------------

# Annual Class E Shares operating expenses are based on average net assets expected to be invested during the year ending December 31, 1998. During the course of this period, expenses may be more or less than the amount shown.

## FRIMCo has voluntarily agreed to waive its Management Fee of 0.25% of average net assets. The gross total operating expenses absent the waiver would be 1.58%, 1.55%, 1.42%, 1.35%, and 1.30%, respectively, of average net assets. This waiver is intended to be in effect through December 31, 1998 but may be revised or eliminated at any time without notice to shareholders.

* The LifePoints Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no waiver of Management Fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" would be 5.59% for the Equity Balanced Strategy Fund, 4.91% for the Aggressive Strategy Fund, 0.76% for the Balanced Strategy Fund, 3.97% for the Moderate Strategy Fund, and 4.15% for the Conservative Strategy Fund, and the "Total Class E Operating Expenses" would have been 5.84% for the Equity Balanced Strategy Fund, 5.16% for the Aggressive Strategy Fund, 1.01% for the Balanced Strategy Fund, 4.22% for the Moderate Strategy Fund, and 4.40% for the Conservative Strategy Fund.

+ Class E Shares of each LifePoints Fund can pay up to 0.25% of average net assets as a Shareholder Service Fee.

** Investors purchasing Class E Shares of the LifePoints Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged by the intermediary.

  Although Class D and Class E Shares of the LifePoints Funds will be subject to a 0.25% management fee and a 0.25% Shareholder Service Fee and the Class D Shares will be subject to an additional 0.25% Rule 12b-1 distribution fee, neither class will bear any operating expenses. The operational expenses will be paid by the Underlying Funds in which the LifePoints Funds invest to the extent that an Underlying Fund receives a net reduction in its otherwise anticipated operating expenses as a result of the LifePoints Funds' investment in that Underlying Fund's shares. The operating expense savings that are expected to be realized by the Underlying Funds from the LifePoints Funds result primarily from the assumed reduction in the number of accounts that each Underlying Fund has to maintain due to the existence of the LifePoints Funds (i.e., one account per investor as opposed to one for each Underlying Fund per investor if the investor duplicated a LifePoints Fund's investment program by investing directly in the Underlying Funds) and from the assumed reductions in investor trading activity. Any LifePoints Funds operating expenses that are in excess of the estimated savings to the Underlying Funds will be borne by FRIMCo, an arrangement that can be terminated at any time by FRIMCo in its sole discretion without notice to shareholders but which will not be terminated prior to April 30, 1999. (See "Expenses of the LifePoints Funds" for an explanation of the Special Services Agreement under which the LifePoints Funds' operating expenses are allocated among and borne by the Underlying Funds in which the LifePoints Funds invest.) However, while the LifePoints Funds are expected to operate without expense (except as to the management fee and any Rule 12b-1 and Shareholder Services Fees), shareholders in a LifePoints Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Funds may invest (based on information as of December 31, 1997). Where applicable, expense ratios are restated to reflect current fees. As explained in this Prospectus, each LifePoints Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 TOTAL OPERATING
   UNDERLYING FUND                                               EXPENSE RATIOS
   ---------------                                               ---------------
   Diversified Equity Fund......................................       .92%
   Special Growth Fund..........................................      1.15%
   Quantitative Equity Fund.....................................       .91%
   International Securities Fund................................      1.26%
   Diversified Bond Fund........................................       .60%
   Volatility Constrained Bond Fund.............................       .78%
   Multistrategy Bond Fund......................................       .80%
   Real Estate Securities Fund..................................      1.02%
   Emerging Markets Fund........................................      1.64%

  The following table illustrates the indirect expense ratio that each LifePoints Fund would have incurred based on its allocation strategy in the Underlying Funds for the year ended December 31, 1997 if it had been operational:

                                                                     INDIRECT
   LIFEPOINTS FUND                                                EXPENSE RATIOS
   ---------------                                                --------------
   Equity Balanced Strategy Fund.................................      1.08%
   Aggressive Strategy Fund......................................      1.05%
   Balanced Strategy Fund........................................       .92%
   Moderate Strategy Fund........................................       .85%
   Conservative Strategy Fund....................................       .80%

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in the Class D and Class E Shares of each of the LifePoints Funds including the indirect expenses of the Underlying Funds, assuming at any time during the periods noted below (1) 5% annual return and (2) redemption at the end of each time period:

   CLASS D SHARES:                                                1 YEAR 3 YEARS
   ---------------                                                ------ -------
   Equity Balanced Strategy Fund.................................  $16     $50
   Aggressive Strategy Fund......................................  $16     $49
   Balanced Strategy Fund........................................  $14     $45
   Moderate Strategy Fund........................................  $13     $43
   Conservative Strategy Fund....................................  $13     $44
   CLASS E SHARES:                                                1 YEAR 3 YEARS
   ---------------                                                ------ -------
   Equity Balanced Strategy Fund.................................  $13     $42
   Aggressive Strategy Fund......................................  $13     $41
   Balanced Strategy Fund........................................  $12     $37
   Moderate Strategy Fund........................................  $11     $35
   Conservative Strategy Fund....................................  $11     $33

       FINANCIAL HIGHLIGHTS OF THE EQUITY BALANCED STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
   NET ASSET VALUE, BEGINNING OF PERIOD................................. $10.00
                                                                         ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..............................................    .09
     Capital gain distributions from Underlying Funds...................   2.73
     Net realized and unrealized gain (loss) on investments.............  (3.06)
                                                                         ------
       Total Income From Investment Operations..........................   (.24)
                                                                         ------
   LESS DISTRIBUTIONS:
     Net investment income..............................................   (.09)
     In excess of net investment income.................................   (.24)
     Net realized gain on investments...................................   (.60)
                                                                         ------
       Total Distributions..............................................   (.93)
                                                                         ------
   NET ASSET VALUE, END OF PERIOD....................................... $ 8.83
                                                                         ======
   TOTAL RETURN(%)(a)...................................................  (2.42)
   RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period ($000 omitted)...........................  2,985
     Ratios of average net assets(%):
       Operating expenses, net(b)(c)....................................    .25
       Operating expenses, gross(c)(d)..................................   3.58
       Net investment income(d).........................................    .45
     Portfolio turnover rate(%)(b)......................................  48.30

---------------------

 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) See Note 4 for current period amounts.

(d) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE AGGRESSIVE STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
   NET ASSET VALUE, BEGINNING OF PERIOD................................. $10.00
                                                                         ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..............................................    .10
     Capital gain distributions from Underlying Funds...................   1.66
     Net realized and unrealized gain (loss) on investments.............  (1.77)
                                                                         ------
       Total Income From Investment Operations..........................   (.01)
                                                                         ------
   LESS DISTRIBUTIONS:
     Net investment income..............................................   (.10)
     In excess of net investment income.................................   (.21)
     Net realized gain on investments...................................   (.54)
                                                                         ------
       Total Distributions..............................................   (.85)
                                                                         ------
   NET ASSET VALUE, END OF PERIOD....................................... $ 9.14
                                                                         ======
   TOTAL RETURN(%)(a)...................................................   (.19)
   RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period ($000 omitted)...........................  5,307
     Ratios of average net assets(%):
       Operating expenses, net(b)(c)....................................    .25
       Operating expenses, gross(c)(d)..................................   2.88
       Net investment income(d).........................................    .97
     Portfolio turnover rate(%)(b)......................................  56.88

---------------------

 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) See Note 4 for current period amounts.

(d) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

           FINANCIAL HIGHLIGHTS OF THE BALANCED STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
   NET ASSET VALUE, BEGINNING OF PERIOD................................. $10.00
                                                                         ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..............................................    .09
     Capital gain distributions from Underlying Funds...................    .85
     Net realized and unrealized gain (loss) on investments.............   (.83)
                                                                         ------
       Total Income From Investment Operations..........................    .11
                                                                         ------
   LESS DISTRIBUTIONS:
     Net investment income..............................................   (.09)
     In excess of net investment income.................................   (.15)
     Net realized gain on investments...................................   (.41)
                                                                         ------
       Total Distributions..............................................   (.65)
                                                                         ------
   NET ASSET VALUE, END OF PERIOD....................................... $ 9.46
                                                                         ======
   TOTAL RETURN(%)(a)...................................................   1.04
   RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period ($000 omitted)...........................  3,554
     Ratios of average net assets(%):
       Operating expenses, net(b)(c)....................................    .25
       Operating expenses, gross(c)(d)..................................   4.03
       Net investment income(d).........................................   1.30
     Portfolio turnover rate(%)(b)......................................  29.58

---------------------

 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) See Note 4 for current period amounts.

(d) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

           FINANCIAL HIGHLIGHTS OF THE MODERATE STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
   NET ASSET VALUE, BEGINNING OF PERIOD................................. $10.00
                                                                         ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..............................................    .07
     Capital gain distributions from Underlying Funds...................    .38
     Net realized and unrealized gain (loss) on investments.............   (.46)
                                                                         ------
       Total Income From Investment Operations..........................   (.01)
                                                                         ------
   LESS DISTRIBUTIONS:
     Net investment income..............................................   (.07)
     In excess of net investment income.................................   (.07)
     Net realized gain on investments...................................   (.24)
                                                                         ------
       Total Distributions..............................................   (.38)
                                                                         ------
   NET ASSET VALUE, END OF PERIOD....................................... $ 9.61
                                                                         ======
   TOTAL RETURN(%)(a)...................................................   (.06)
   RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period ($000 omitted)...........................    385
     Ratios of average net assets(%):
       Operating expenses, net(b)(c)....................................    .25
       Operating expenses, gross(c)(d)..................................    --
       Net investment income(e).........................................   1.01
     Portfolio turnover rate(%)(b)......................................   9.66

---------------------

 * For the period October 2, 1997 (commencement of operations) to December 31, 1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) See Note 4 for current period amounts.

(d) The ratio is not meaningful due to the Fund's short period of operation.

(e) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

         FINANCIAL HIGHLIGHTS OF THE CONSERVATIVE STRATEGY FUND +

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
   NET ASSET VALUE, BEGINNING OF PERIOD................................. $10.00
                                                                         ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..............................................    .07
     Capital gain distributions from Underlying Funds...................    .23
     Net realized and unrealized gain (loss) on investments.............   (.16)
                                                                         ------
       Total Income From Investment Operations..........................    .14
                                                                         ------
   LESS DISTRIBUTIONS:
     Net investment income..............................................   (.07)
     In excess of net investment income.................................   (.03)
     Net realized gain on investments...................................   (.16)
                                                                         ------
       Total Distributions..............................................   (.26)
                                                                         ------
   NET ASSET VALUE, END OF PERIOD....................................... $ 9.88
                                                                         ======
   TOTAL RETURN(%)(a)...................................................   1.36
   RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period ($000 omitted)...........................     23
     Ratios of average net assets(%):
       Operating expenses, net(b)(c)....................................    .25
       Operating expenses, gross(c)(d)..................................    --
       Net investment income(e).........................................    .67
     Portfolio turnover rate(%)(b)......................................   0.00

---------------------

 * For the period November 7, 1997 (commencement of operations) to December 31, 1997.

(a) Periods less than one year are not annualized.

(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.

(c) See Note 4 for current period amounts.

(d) The ratio is not meaningful due to the Fund's short period of operation.

(e) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                      THE PURPOSE OF THE LIFEPOINTS FUNDS

  The LifePoints Funds have been organized to provide a simple and effective means for Eligible Investors to structure a diversified mutual fund investment allocation program that is suited to the long-term investment goals of the investor, and that permits an investor to access and use FRIMCo's and Russell's "multi-style, multi-manager diversification" method of investment. The LifePoints Funds, by investing in the Class S Shares of the Underlying Funds, obtain FRIMCo's and Russell's money manager evaluation services, on a pooled and cost-effective basis.

               FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS

  Russell, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Russell and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1350 associates.

  Three functions are at the core of Russell consulting service:

  Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

  Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

  Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" investment method with the goals of reducing risk and increasing returns.

                  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The advantages of diversifying among a mixture of investment styles and money managers are potentially even greater with the LifePoints Funds, where each LifePoints Fund will typically invest in shares of several Underlying Funds. The LifePoints Funds have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. The proliferation of mutual funds has left many investors confused and in search of a simpler means to manage their investments. FRIMCo has long stressed the value of diversifying investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal, an international fund for greater potential diversification, etc.), and has offered its advisory expertise in assisting investors to determine such issues as which mutual funds to select, how much of their assets to commit to each fund, and when to reallocate their selections.

             INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS
                            OF THE LIFEPOINTS FUNDS

  The investment objectives of the LifePoints Funds are subject to the investment restrictions and asset allocation policies described in this Prospectus. The investment objective of each LifePoints Fund is as follows:

  . EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  . AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  . BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  . MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  . CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

The investment objectives of the LifePoints Funds are summarized below in a chart that illustrates the degree to which each LifePoints Fund seeks to obtain capital appreciation, income, and stability of principal:

                                                                     POSSIBILITY
                                                 CAPITAL                 OF
   LIFEPOINTS FUND                             APPRECIATION  INCOME  FLUCTUATION
   ---------------                             ------------ -------- -----------
   Equity Balanced Strategy Fund..............     High       Low       High
   Aggressive Strategy Fund...................     High       Low       High
   Balanced Strategy Fund.....................   Moderate   Moderate  Moderate
   Moderate Strategy Fund.....................   Moderate     High    Moderate
   Conservative Strategy Fund.................     Low        High       Low

  There is no assurance that a LifePoints Fund will achieve its stated objective. The investment objective of each LifePoints Fund is fundamental and cannot be changed without the approval of a majority of shareholders of the particular LifePoints Fund.

  Each of the LifePoints Funds allocates its assets by investing in shares of a diversified group of Underlying Funds. The allocation of a LifePoints Fund's assets among Underlying Funds may be changed at anytime by FRIMCo. Each of the LifePoints Funds generally will adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. However, amounts allocated to each Underlying Fund by each LifePoints Fund are expected to generally vary only within 10% of the ranges specified below:

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
   UNDERLYING FUND             FUND      FUND      FUND     FUND       FUND
   ---------------           -------- ---------- -------- -------- ------------
   Diversified Equity
    Fund...................     30%       21%       16%      11%         5%
   Special Growth Fund.....     10%       11%        5%       2%       --
   Quantitative Equity
    Fund...................     30%       21%       16%      11%         6%
   International Securities
    Fund...................     20%       19%       14%       9%         5%
   Diversified Bond Fund...    --        --         25%      27%        18%
   Volatility Constrained
    Bond Fund..............    --        --        --        33%        60%
   Multistrategy Bond
    Fund...................    --         18%       16%     --         --
   Real Estate Securities
    Fund...................      5%        5%        5%       5%         5%
   Emerging Markets Fund...      5%        5%        3%       2%         1%

      [GRAPHIC APPEARS HERE]

  30% Diversified Equity
  30% Quantitative Equity
  20% International Securities
  10% Special Growth
   5% Real Estate Securities
   5% Emerging Markets

  Equity Balanced Strategy Fund

                                             [GRAPHIC APPEARS HERE]

                                          33% Volatility Constrained
                                          27% Diversified Bond
                                          11% Diversified Equity
                                          11% Quantitative Equity
                                           9% International Securities
                                           5% Real Estate Securities
                                           2% Special Growth
                                           2% Emerging Markets

                                             Moderate Strategy Fund

     [GRAPHIC APPEARS HERE]

   21% Diversified Equity
   21% Quantitative Equity
   19% International Securities
   18% Multistrategy Bond
   11% Special Growth
    5% Real Estate Securities
    5% Emerging Markets

     Aggressive Strategy Fund

                                              [GRAPHIC APPEARS HERE]

                                           60% Volatility Constrained
                                           18% Diversified Bond
                                            6% Quantitative Equity
                                            5% Diversified Equity
                                            5% International Securities
                                            5% Real Estate Securities
                                            1% Emerging Markets

                                            Conservative Strategy Fund

     [GRAPHIC APPEARS HERE]

   25% Diversified Bond
   16% Multistrategy Bond
   16% Diversified Equity
   16% Quantitative Equity
   14% International Securities
    5% Special Growth
    5% Real Estate Securities
    3% Emerging Markets

     Balanced Strategy Fund

                       INVESTMENT POLICIES, RESTRICTIONS
                       AND RISKS OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The LifePoints Funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The LifePoints Funds' allocation ranges, as described in the previous section, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.

  Cash Reserves. Each LifePoints Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the Underlying Funds) in money market instruments and in debt securities which are at least comparable in quality to the permitted investments of the Underlying Funds which may be acquired by that LifePoints Fund. Each LifePoints Fund may also invest its cash reserves in the Investment Company's Money Market Fund. The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term, high-grade, money market instruments. A LifePoints Fund investing in the Money Market Fund will indirectly bear its proportionate share of the management fee and other expenses incurred by the Money Market Fund.

  Repurchase Agreements. Each LifePoints Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase the securities should default and if the value of the securities held by the LifePoints Fund as collateral (102% of the amount of cash paid by the LifePoints Fund to such party at time of the agreement) should fall below the repurchase price, the LifePoints Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" below, no LifePoints Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse Repurchase Agreements. Each LifePoints Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by FRIMCo to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a LifePoints Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The LifePoints Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the LifePoints Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the LifePoints Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."

  Illiquid Securities. The LifePoints Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the LifePoints Funds will not invest more than 15% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. Investing in illiquid securities that are considered to be Rule 144A securities could have the effect of increasing the level of a LifePoints Fund's illiquidity to the extent that qualified institutional buyers became, for a time, uninterested in purchasing such securities.

  Diversification. Each LifePoints Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the LifePoints Funds may invest is a diversified investment company. Each LifePoints Fund intends to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code.

INVESTMENT RESTRICTIONS OF THE LIFEPOINTS FUNDS

  The LifePoints Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

  1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

  2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

  3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, as noted below, except with respect to shares of Funds that are investment portfolios of the Investment Company.

  4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes (reverse repurchase agreements are not deemed to be borrowings for the purposes of this limitation).

  5. Invest more than 15% of its net assets in illiquid securities, provided that each LifePoints Fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the 1933 Act).

SPECIAL RISKS AND CONSIDERATIONS OF THE LIFEPOINTS FUNDS

  Investors should consider the following factors when investing in the LifePoints Funds:

  . The investments of each LifePoints Fund will consist primarily of shares of the Underlying Funds, so each LifePoints Fund's investment performance is directly related to the investment performances of the Underlying Funds in which the LifePoints Fund invests.

  . As a matter of policy, the LifePoints Funds will generally allocate their investments among the Underlying Funds within certain ranges. As a result, the LifePoints Funds may have less flexibility to invest than a mutual fund without such constraints.

  . In addition to their principal investments, some or all of the Underlying Funds may: invest varying percentages of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices which result in market risk, currency risk, and the risks of investing in foreign securities.

  . The officers, the Trustees, and FRIMCo (the investment manager of the LifePoints Funds) presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Funds and to the Underlying Funds.

  . Some of the LifePoints Funds may invest in the Emerging Markets Fund, and the Aggressive Strategy Fund may invest in the Multistrategy Bond Fund. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower-rated securities, which are subject to the risks resulting from high yield investing.

                              ELIGIBLE INVESTORS

  Shares of the LifePoints Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries that have entered into asset management services agreements ("Agreements," and each, an "Agreement") with FRIMCo or distribution agreements with the Investment Company's distributor, and institutions or individuals who acquire shares through such institutions or financial intermediaries.

  Broker-dealers, banks, investment advisers and other financial intermediaries selling Class E Shares of the LifePoints Funds may only offer to sell Class E Shares to certain of their clients. Although the initial minimum aggregate investment in the Class D or Class E Shares of any combination of the LifePoints Funds is $5 million, that initial required minimum investment is waived until further notice. FRIMCo, on behalf of each Fund, reserves the right to change, as to any Fund or any class of that Fund, the categories of investors eligible to purchase shares of that Fund or class of that Fund.

  Shares of the Funds generally are not offered or "retailed" directly to or allowed to be exchanged by, individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other Eligible Investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries may charge their customers a fee for providing these and possibly other trust or investment-related services. LifePoints Funds may be made available to investors other than under the terms of an Agreement, for instance, pursuant to a distribution agreement with the Investment Company's distributor.

              GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE
                               LIFEPOINTS FUNDS

  The Investment Company's Board of Trustees (the "Board") is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets in the Underlying Funds assigned to them.

  FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian; (iii) develops the investment programs, recommends money managers to the Board, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select and hire portfolio managers to select individual portfolio securities held in the Underlying Funds' Liquidity Portfolio or as cash reserves for the Funds; and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as a portion of the costs of preparing and distributing explanatory materials concerning the Funds.

  The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

  .  Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
     1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of Russell's U.S. Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, Equity T, and Multi-Style Funds.

  Russell provides to the Funds and to FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Russell provides to its other consulting clients. Russell receives no compensation from the Funds or FRIMCo for its consulting services. Russell and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Russell's consulting services supplied to FRIMCo.

  George F. Russell, Jr., Chairman of the Board of the Investment Company, is the chairman of the board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Underlying Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.

  For its investment supervisory services, FRIMCo receives a management fee from each LifePoints Fund at the annual rate of 0.25% of the average daily net assets of each Fund, payable to FRIMCo monthly on a pro rata basis. Currently, FRIMCo has voluntarily agreed to waive its fee for each Fund to which it is entitled. In addition to the management fee payable by the LifePoints Funds, the LifePoints Funds will indirectly bear a proportionate share of operating expenses that include the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund. As noted above, FRIMCo receives a management fee from each Underlying Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying Fund: Diversified Equity Fund 0.78%, Special Growth Fund 0.95%, Quantitative Equity Fund 0.78%, International Securities Fund 0.95%, Diversified Bond Fund 0.45%, Volatility Constrained Bond Fund 0.50%, Multistrategy Bond Fund 0.65%, Real Estate Securities Fund 0.85%, and Emerging Markets Fund 1.20%. The fees of the Underlying Funds, other than the Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager. FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Underlying Funds. The Board has approved, subject to the approval of shareholders of the Underlying Funds, which will be sought at a shareholder meeting expected to be held during in 1998, the Underlying Funds' payment to FRIMCo of a fee designed to compensate FRIMCo for its role in managing collateral derived from securities lending and certain other portfolio transactions. If approved by shareholders, each Underlying Fund will pay a fee to FRIMCo for investment supervision over that Underlying Fund's cash, securities and other investment assets which are not treated as net assets of that Underlying Fund in determining the Underlying Fund's net asset value per share. If approved, the fee will equal 0.07% of such assets on an annualized basis..

                  OPERATING EXPENSES OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund seeks to operate at a low operating expense ratio. While each LifePoints Fund will incur its pro rata share of the fees and expenses of an Underlying Fund in which it invests, each Underlying Fund has agreed to pay a pro rata share of the operating expenses of the LifePoints Funds that invest in the Underlying Funds, but only to the extent that the Underlying Funds receive a net reduction in its otherwise anticipated expenses from maintaining numerous investor accounts and from investor trading activity. This arrangement is subject to a Special Service Agreement (the "Service Agreement") between FRIMCo, each LifePoints Fund and the Underlying Funds in which it invests, as well as to certain voluntary expense reimbursement undertakings made by FRIMCo, which can be terminated by FRIMCo in its sole discretion, but which will not be terminated prior to April 30, 1999. Each LifePoints Fund has entered into an Investment Management Agreement with FRIMCo, as well as a Portfolio Management Agreement which governs the providing of sub-advisory services.

  The Service Agreement is entered into, on a yearly basis, between FRIMCo, the LifePoints Funds and the Underlying Funds. The Service Agreement provides that all services necessary for the operation of a LifePoints Fund (including expenses for Fund accounting, custody, auditing, legal and transfer agent services (collectively, "Operating Expenses") (but not including services covered by the management fee and any Rule 12b-1 distribution fee or Shareholder Service Fees which will be borne directly by the LifePoints Funds) will be paid by the Underlying Funds in which the LifePoints Fund invests and/or FRIMCo. In consideration of the benefits derived by the Underlying Funds from the establishment and operation of the LifePoints Funds, each of the Underlying Funds will agree to pay a portion of the LifePoints Fund operating expenses. The operating expenses will be allocated among and borne by the Underlying Funds in proportion to the average daily value of shares of the Underlying Funds owned by each LifePoints Fund, but in no event will any Underlying Fund bear operating expenses in excess of its estimated cost savings. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Funds' assets if they had been invested directly in the Underlying Funds and the resulting reduction in shareholder servicing costs from less investor trading activity. Although such cost savings cannot be computed precisely at this time, the estimated savings to the Underlying Funds generated by the operation of the LifePoints Funds, and the consequent payments by the Underlying Funds, are expected to be sufficient to offset most, if not all, of the operating expenses incurred by the LifePoints Funds. Under the Service Agreement, FRIMCo has agreed to pay any operating expenses of the LifePoints Funds which exceed the estimated savings to each of the Underlying Funds.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  The assets of each Underlying Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF AN UNDERLYING FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF THE INVESTMENT COMPANY.

  From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their services to the Underlying Funds. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the fiscal year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Underlying Fund:
Diversified Equity Fund 0.23%, Special Growth Fund 0.40%, Quantitative Equity Fund 0.19%, International Securities Fund 0.39%, Diversified Bond Fund 0.08%, Volatility Constrained Bond Fund 0.17%, Multistrategy Bond Fund 0.21%, Real Estate Securities Fund .29%, and Emerging Markets Fund 0.68%.

  Fees paid to the money managers are not affected by any voluntary expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Underlying Funds through broker-dealer affiliates. Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.

  The money managers are selected for the Underlying Funds based primarily upon the research and recommendations of Russell, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund within the Underlying Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Russell and FRIMCo. Although the money managers' activities are subject to general oversight by the Board and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO, NOR RUSSELL EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                            OF THE UNDERLYING FUNDS

  Each Underlying Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Underlying Fund's shareholders. Other policies reflect current practices of the Underlying Funds, and may be changed by the Underlying Funds without the approval of shareholders. Certain of the objectives, policies, and risks are described in this section, and further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the prospectuses of the Underlying Funds. Because the LifePoints Funds invest in the Underlying Funds, investors of the LifePoints Funds will be affected by the Underlying Funds' investment policies in direct proportion to the amount of assets each LifePoints Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a prospectus for an Underlying Fund, contact the Investment Company at 800/972-0700 (in Washington, 253/627-
7001).

  Each Underlying Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Underlying Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Underlying Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist.

                            DIVERSIFIED EQUITY FUND

  The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                              SPECIAL GROWTH FUND

  The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index.

                           QUANTITATIVE EQUITY FUND

  The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index. The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                         INTERNATIONAL SECURITIES FUND

  The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets.

  The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts
(EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Rating Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

                          REAL ESTATE SECURITIES FUND

  The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

  The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                             DIVERSIFIED BOND FUND

  The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies.

  The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated).

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers.

                            MULTISTRATEGY BOND FUND

  The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities, including: US government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

             INVESTMENT POLICIES AND RISKS OF THE UNDERLYING FUNDS

  Investment in Foreign Securities. The Underlying Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Depository Receipts. The Underlying Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may enter into forward currency contracts, which are agreements to exchange one currency for another -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen -- at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying Fund enters into a contract. The Underlying Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Underlying Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Underlying Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate liquid assets in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

  Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of an Underlying Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Underlying Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

  Options. The Underlying Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Underlying Funds may also purchase and sell put and call options on foreign currencies.

  An Underlying Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. An Underlying Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

  The purchase and writing of options involves certain risks. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  Where an Underlying Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

  Futures Contracts and Options on Futures Contracts. The Underlying Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

  Each Underlying Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

  High Risk Bonds. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower rated securities or in unrated securities judged by their money managers to be of comparable quality. While lower rated securities generally offer a higher yield than that available from higher grade issues, lower rated debt securities also involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. For additional information, refer to the Statement of Additional Information.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  The Board presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for each LifePoints Fund on a quarterly basis, with payment being made in: April, July, October and December.

  Dividends paid by a LifePoints Fund with respect to its Class D and Class E Shares are calculated in the same manner and at the same time. Both Class D and Class E Shares will share proportionally in any investment income and expenses of a LifePoints Fund, except that the per share dividends of Class D Shares will ordinarily be less than the per share dividends of Class E Shares as a result of the Rule 12b-1 distribution fees charged to Class D Shares.

CAPITAL GAINS DISTRIBUTIONS

  The Board intends that distributions will be declared annually, generally in mid-December, from capital gains through October 31 (excess of capital gains over capital losses). In addition, in order to satisfy certain distribution requirements, a LifePoints Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a LifePoints Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the Funds' allocation percentages.

  Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a LifePoints Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

  All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the LifePoints Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each LifePoints Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a LifePoints Fund will generally not be liable for federal income or excise taxes. The LifePoints Funds may be subject to nominal, if any, state and local taxes.

  For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. 28% and 20% capital gains distributions declared by the Investment Company's Board are taxed at the respective capital gains rates regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a LifePoints Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

  The sale of shares of a LifePoints Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a LifePoints Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  Shareholders of the LifePoints Funds will be notified after each calendar year of the amounts of ordinary income dividends, and 28% and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year.

  A LifePoints Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the LifePoints Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a LifePoints Fund or on dividends and distributions received by them from a LifePoints Fund and the application of foreign tax laws.

  Shareholders should consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of a LifePoints Fund and distributions and redemption proceeds received from a LifePoints Fund.

  Additional information on these and other tax matters relating to the LifePoints Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                        CALCULATION OF FUND PERFORMANCE

  From time to time, the LifePoints Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts.

  Performance will be calculated separately for Class D and Class E Shares of the LifePoints Funds. The Class D Shares have different expenses from the Class E Shares which may affect performance. The average annual total returns for Class E shares of each of the Funds are as follows

                                                  INCEPTION TO
                                                DECEMBER 31, 1997 INCEPTION DATE
                                                ----------------- --------------
   Equity Balanced Strategy Fund...............       (2.42)%        09/30/97
   Aggressive Strategy Fund....................       (0.19)         09/16/97
   Balanced Strategy Fund......................        1.04 %        09/16/97
   Moderate Strategy Fund......................       (0.06)         10/03/97
   Conservative Strategy Fund..................        1.36          11/08/97

  No Class D shares had been issued as of December 31, 1997 and therefore no performance is reported for Class D shares.

  The Moderate and Conservative Strategy Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a LifePoints Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

  Each LifePoints Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

FRIMCO'S HISTORICAL PERFORMANCE

  Since the LifePoints Funds are new portfolios, there is information regarding only their recent investment performance. However, FRIMCo has a longer history of investment performance managing model investment portfolios with investment objectives, strategies, policies, and restrictions substantially similar to those of the LifePoints Funds. Set forth below are historical performance data provided by FRIMCo pertaining to those model investment portfolios. The data is provided to illustrate FRIMCo's past performance in managing similar portfolios. The results presented are not intended to predict or suggest the return to be experienced by any LifePoints Fund or the return an individual investor might achieve by investing in a LifePoints Fund. A LifePoints Fund's investment returns may differ from those of the relevant model portfolio because, among other things, the LifePoints Fund's fees and expenses may differ from those of the applicable portfolio.

                          PERCENTAGE TOTAL RETURNS/1/

                       PERIODS ENDING DECEMBER 31, 1997
                                  (UNAUDITED)

                                                      ANNUALIZED
                                         -------------------------------------
                                          ONE  FIVE   TEN  INCEPTION INCEPTION
                                         YEAR  YEARS YEARS  TO DATE    DATE
                                         ----- ----- ----- --------- ---------
FRANK RUSSELL INVESTMENT COMPANY ASSET
 ALLOCATION MODEL:
EQUITY BALANCED MODEL
  FRIC Equity Balanced Fund comparable.. 22.44 17.14 14.88   15.11   10/01/85
AGGRESSIVE STRATEGY MODEL
  FRIC Aggressive Strategy Fund compara-
   ble.................................. 18.78 14.89 13.68   14.16   10/01/85
BALANCED STRATEGY MODEL
  FRIC Balanced Strategy Fund compara-
   ble.................................. 16.13 12.81 12.22   12.85   10/01/85
MODERATE STRATEGY MODEL
  FRIC Moderate Strategy Fund compara-
   ble.................................. 12.76 10.89 10.72   11.43   10/01/85
CONSERVATIVE STRATEGY MODEL
  FRIC Conservative Strategy Fund compa-
   rable................................  9.55   --    --     8.83   10/01/96

---------------------

/1/Performance is calculated based on the SEC standardized method. Periods of 12 months and over are annualized. Total returns of model portfolios are presented gross of fees and expenses, and do not reflect deductions of any management fees and Rule 12b-1 distribution fees or Shareholder Service fees, which are deducted from net asset value of the Class D or Class E Shares of the LifePoints Funds. The performance for a model portfolio would have been reduced if such fees had been deducted. Model portfolio performance is based upon the actual mix of Underlying Funds recommended at each specific point in time, which may differ slightly from the current mix. Detail of the changes is available upon request. The Underlying Funds in existence for less than the time periods shown were added to the mix on the following dates: Quantitative Equity Fund, 07/01/87; Real Estate Securities Fund, 01/01/90; Multistrategy Bond Fund, 02/01/93; and Emerging Markets Fund, 04/01/95 (Fund performance for the Emerging Markets Fund is calculated gross of investment services fees, descriptions of which can be obtained from FRIMCo. Investment services fees will reduce performance). Equity Income Fund was removed from the Conservative, Moderate, Balanced, and Aggressive model portfolios as of January 1, 1996.

                      VALUATION OF LIFEPOINTS FUND SHARES

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for the Class D and Class E Shares by dividing the current value of the LifePoints Fund's assets (i.e., shares of the Underlying Funds plus any other assets held in the portfolio) attributable to a particular class, less liabilities attributable to that class, by the number of shares of the class outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The determination is made by appraising each LifePoints Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

  Money market instruments held by a LifePoints Fund and maturing within 60 days of the valuation date are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The LifePoints Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the LifePoints Fund would receive if it sold the instrument.

                      PURCHASE OF LIFEPOINTS FUND SHARES

  Shares of the LifePoints Funds are sold on each business day at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The LifePoints Funds reserve the right to reject any purchase order.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

  Under a distribution plan (the "Distribution Plan") for the Class D Shares, the Investment Company may pay to the distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class D Shares of the LifePoints Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.75% of the average daily net assets of a LifePoints Fund's Class D Shares. The Board has, at the present time, determined to limit payments under the Distribution Plan to 0.25% of average daily net assets. The 12b-1 Fee may only be increased when the Board determines that it is in the best interests of shareholders of the Class D Shares of the LifePoints Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to, Class D Shares, by such Selling Agents, and (b) the distributor for distribution services provided by it, and related expenses incurred, including payments by the distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Investment Company under the Distribution Plan.

  In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class D or Class E Shares of the LifePoints Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.25% of the average daily net assets of a LifePoints Fund's Class D or Class E Shares.

ORDER PROCEDURES

  Orders by all Eligible Investors (except for participants in the Three Day Settlement Program described below) to purchase LifePoints Funds shares must be received by an authorized Financial Intermediary or by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

  Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Transfer Agent or custodian, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders for the Funds:

  Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' custodian, State Street Bank and Trust Company (the
"Custodian").

  Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Custodian. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and on the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

THREE DAY SETTLEMENT PROGRAM

  The Investment Company will accept orders from financial institutions to purchase Class D or Class E Shares of the LifePoints Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the financial institution has agreed in writing to indemnify the LifePoints Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

  Investors purchasing LifePoints Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, or others, may be required to pay additional fees by such Intermediary. Investors should contact such Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

  Shareholders may exchange Class D or Class E Shares of any LifePoints Fund offered by this Prospectus for shares of the same class of another LifePoints Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a LifePoints Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or
(ii) in writing addressed to the Investment Company.

  An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax advisor.

                     REDEMPTION OF LIFEPOINTS FUND SHARES

  SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FINANCIAL INTERMEDIARY FROM WHOM THEY RECEIVED THIS PROSPECTUS OR THE FUNDS AT
(800) 972-0700; IN WASHINGTON (253) 627-7001.

  Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of recent investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by an authorized Financial Intermediary or by the Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly to the Financial Intermediary from whom this prospectus was obtained or Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:

  A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

  B. Such other supporting legal documents as are required by applicable law in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

  Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

  SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

  SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

  A Systematic Withdrawal Payment form must be completed and mailed to the Financial Intermediary from whom this prospectus was obtained or Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of the redemption amount by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Investment Company shares. The distributor receives no compensation from the Investment Company for its services.

  State Street Bank and Trust Company, Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian is authorized to deposit securities in securities depositories or to use the services of subcustodians. The Custodian has no responsibility for the supervision and management of the LifePoints Funds.

  Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the LifePoints Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for the event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION AND VOTING

  The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

  The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no annual meetings of shareholders, but special meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

  In addition to offering Class D and Class E Shares, the LifePoints Funds are authorized to offer beneficial interests in Class S Shares. Class S Shares are, as of the date of this Prospectus, not offered for public investment.

  The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to control the LifePoints Funds because it owns more than 25% of the voting shares of the indicated Funds; H & H Investments Solutions, Inc.--Equity Balance Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative

Strategy Funds, Class D; Capinco/Sargento--Equity Balanced Strategy Fund, Class E; Board of Pensions of Church of God, Inc.,--Balanced Strategy Fund, Class E; Zions First National Bank--Moderate Strategy Fund, Class E; Jasco & Co.--Conservative Strategy Fund, Class E.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Underlying Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. AXA, a French insurance holding company owns 60.5% of the Equitable.

  Barclays Global Investors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management, Inc., which is a wholly owned subsidiary of Travelers Group Inc.


  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19807, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

  As of April 1, 1998, the Trust has been advised that a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts has issued an order enjoining Mr. Schneider from providing investment advisory services to certain clients of a firm in which he had been a partner. The Trust, though not a party to that litigation, would be affected by that order. The Board has been advised that the Trust's investment manager and certain other persons have initiated legal action to stay the effectiveness of that order. If that effort is not successful, the Board will determine what other action is required to protect the Trust and to oversee the investment of the assets managed by Schneider Capital Management.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment advisor registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment advisor. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Investors N.A., See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane., London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, L.L.C., 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004 is a Washington limited Liability corporation that is controlled by the following. members: Thomas A. Garr; Robert L. Gernstetter; Joseph P. Jordon; Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Limited., 21 Knightsbridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, L.P., 101 California Street, 35th Floor, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly-held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Trinity Hall, 43 Cedar Avenue, P. O. Box 2910, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment advisor.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS
DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Investors, N.A.
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Peachtree Asset Management
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation

SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company, LLP

QUANTITATIVE EQUITY
Barclays Global Investors, N.A.
Franklin Portfolio Associates, LLC
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Mastholm Asset Management LLC
Oechsle International Advisors
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

REAL ESTATE SECURITIES
AEW Capital Management, L.P.
Cohen & Steers Capital Management

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management

MULTISTRATEGY BOND
BEA Associates, Inc.
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

EMERGING MARKETS
Genesis Asset Managers, Limited
J.P. Morgan Investment Management, Inc.
Montgomery Asset Management, L.P.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 -- One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402

(800) 787-7354

(800) Russel4
In Washington (253) 627-7001

                  Information Required in a
                   Statement of Additional
 Part B                  Information                                Statement Caption
--------         ---------------------------    ----------------------------------------------------------
 10              Cover Page                     Cover Page
 11              Table of Contents              Table of Contents
 12              General Information and        Not Applicable
                 History
 13              Investment Objectives and
                 Policies
   (a)                                          Investment Restrictions, Policies and Certain Investments
   (b)                                          Investment Restrictions, Policies and Certain Investments
   (c)                                          Investment Restrictions, Policies and Certain Investments
   (d)                                          Operation of Investment Company - Portfolio Turnover Rate
 14              Management of the Fund
    (a)                                         Structure and Governance - Trustees and Officers
    (b)                                         Structure and Governance - Trustees and Officers
    (c)                                         Not applicable
 15              Control Persons and
                 Principal Holders of
                 Securities
   (a)                                          Structure and Governance - Controlling Shareholders
   (b)                                          Structure and Governance - Controlling Shareholders
   (c)                                          Structure and Governance - Controlling Shareholders
 16              Investment Advisory and
                 Other Services
   (a)                                          Operation of Investment Company - Consultant, Manager;
                                                (Prospectus) - General Management of the Funds; Money
                                                Manager Profiles
   (b)                                          Operation of Investment Company - Consultant, Manager;
                                                (Prospectus) - General Management of the Funds; The Money
                                                Managers
   (c)                                          Not Applicable
   (d)                                          Not Applicable
   (e)                                          Not Applicable
   (f)                                          Not Applicable
   (g)                                          Not Applicable
   (h)                                          Operation of Investment Company - Custodian; (Prospectus)
                                                Additional Information - Custodian, Accountants and Reports
   (i)                                          Operation of Investment Company - Custodian, Transfer
                                                Agent; (Prospectus) Additional Information - Custodian,
                                                Accountants and Reports
 17              Brokerage Allocation and
                 Other Practices
   (a)                                          Operation of Investment Company - Brokerage Allocations,
                                                Brokerage Commissions
   (b)                                          Operation of Investment Company - Brokerage Commissions


                  Information Required in a
                   Statement of Additional
 Part B                  Information                                 Statement Caption
--------         ---------------------------    ------------------------------------------------------------
   (c)                                          Operation of Investment Company - Brokerage Allocations
   (d)                                          Operation of Investment Company - Brokerage Commissions
   (e)                                          Operation of Investment Company - Brokerage Commissions
 18              Capital Stock and Other
                 Securities
   (a)                                          Structure and Governance - Organization and Business History
   (b)                                          Not Applicable
 19              Purchase, Redemption and
                 Pricing of Securities Being
                 Offered
   (a)-(c)                                      Operation of Investment Company - Valuation of Fund Shares;
                                                Annual Report to Shareholders; Financial Statements;
                                                (Prospectus) Eligible Investors; Valuation of Fund Shares;
                                                Redemption of Shares
 20              Tax Status                     Taxes
 21              Underwriters
   (a)                                          Operation of Investment Company - Distributor
   (b)                                          Not Applicable
   (c)                                          Not Applicable
 22              Calculations of Performance
                 Data
   (a)           Money Market Funds             Yield and Total Return Quotations
   (b)           Other Registrations            Yield and Total Return Quotations
 23              Financial Statements           Annual Report to Shareholders; Financial Statements


                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700
                          In Washington (253) 627-7001

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 1998


     Frank Russell Investment Company (the "Trust") is a single legal entity organized as a Massachusetts business trust. The Trust operates investment portfolios referred to as "Funds." The Trust offers shares of beneficial interest in the Funds in five separate Prospectuses.


As of the date of this Statement of Additional Information ("Statement" or "SAI"), the Trust is comprised of the following Funds, each of which commenced operations on the date indicated:

                                        Fund Inception
         Fund                                Date                 Prospectus Date
         ----                           --------------            ---------------
Equity I Fund                           October 15, 1981          May 1, 1998
Equity II Fund                          December 28, 1981         May 1, 1998
Equity III Fund                         November 27, 1981         May 1, 1998
Equity Q Fund                           May 29, 1987              May 1, 1998
Equity T Fund                           October 7, 1996           May 1, 1998
International Fund                      January 31, 1983          May 1, 1998
Emerging Markets Fund                   January 29, 1993          May 1, 1998


Fixed Income I Fund                     October 15, 1981          May 1, 1998
Fixed Income II Fund                    October 30, 1981          May 1, 1998
Fixed Income III Fund                   January 29, 1993          May 1, 1998
Money Market Fund                       October 15, 1981          May 1, 1998
Diversified Equity Fund                 September 5, 1985         May 1, 1998
Special Growth Fund                     September 5, 1985         May 1, 1998
Equity Income Fund                      September 5, 1985         May 1, 1998
Quantitative Equity Fund                May 15, 1987              May 1, 1998
International Securities Fund           September 5, 1985         May 1, 1998
Real Estate Securities Fund             July 28, 1989             May 1, 1998
Diversified Bond Fund                   September 5, 1985         May 1, 1998
Volatility Constrained Bond Fund        September 5, 1985         May 1, 1998
Multistrategy Bond Fund                 January 29, 1993          May 1, 1998
Limited Volatility Tax Free Fund        September 5, 1985         May 1, 1998
U.S. Government Money Market Fund       September 5, 1985         May 1, 1998
Tax Free Money Market Fund              May 8, 1987               May 1, 1998

The Funds had aggregate net assets of $13.6 billion on April 1, 1998.


A shareholder of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Equity T Fund,

International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income II Fund, Fixed Income III Fund, and Money Market Fund may enter into a separate agreement with Frank Russell Investment Management Company ("FRIMCo") to obtain certain services from, and pay a separate quarterly individual shareholder investment services fee directly to, FRIMCo. The amount of the fee is based upon the assets subject to the applicable agreement and the services obtained under that agreement. A shareholder of the other Funds does not execute such an agreement to acquire such services and pays no such fees. In each case, FRIMCo may charge fees to a shareholder for non-investment services provided directly to that shareholder.


Each of the Funds presently offers interests in Class S Shares. Ten of the Funds--the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Real Estate Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds (collectively, the "Multiple Class Funds")--presently offer interests in another class of shares, the Class C Shares. This Statement relates to both the Class S Shares and the Class C Shares of the Funds.


This Statement is not a prospectus; the Statement should be read in conjunction with the Funds' Prospectuses. Prospectuses may be obtained without charge by telephoning or writing the Trust at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.


This Statement incorporates by reference the Trust's Annual Reports to Shareholders for the year ended December 31, 1997. Copies of the Funds' Annual Reports accompany this Statement.

                                       -3

                    TABLE OF CONTENTS

                                                                 Page
STRUCTURE AND GOVERNANCE....................................
        Organization and Business History...................
        Shareholder Meetings................................
        Controlling Shareholders............................
        Trustees and Officers...............................

OPERATION OF THE INVESTMENT COMPANY.........................
        Service Providers...................................
        Consultant..........................................
        Manager.............................................
        Money Managers......................................
        Distributor.........................................
        Custodian...........................................
        Transfer and Dividend Disbursing Agent..............
        Independent Accountants.............................
        Fund Expenses.......................................
        Valuation of Fund Shares............................
        Portfolio Transaction Policies......................
        Portfolio Turnover Rate.............................
        Brokerage Allocations...............................
        Brokerage Commissions...............................
        Yield and Total Return Quotations...................

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS...
        Investment Restrictions.............................


                                       -4


        Investment Policies.................................
        Certain Investments.................................

TAXES

RATINGS OF DEBT INSTRUMENTS.................................

FINANCIAL STATEMENTS........................................

FINANCIAL HIGHLIGHTS........................................

                                       -5

                           STRUCTURE AND GOVERNANCE


ORGANIZATION AND BUSINESS HISTORY. The Trust commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, the Trust reorganized by changing its domicile and legal status to a Massachusetts business trust.


The Trust is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees
("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Trust as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Trust or Fund, respectively.

The Trust is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.


The Trust's Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each of the Funds presently offers interests in the Class S Shares, and the Multiple Class Funds offer interests in another class of shares, the Class C Shares. The Class C Shares and the Class S Shares are designed to meet different investor needs. The Class C Shares are subject to a Rule 12b-1 fee of up to 0.75%, presently limited to 0.40%, and a shareholder services fee of up to 0.25%. The Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, "shares" in this Statement refers to the Class C Shares and the Class S Shares of the Funds.




Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.


SHAREHOLDER MEETINGS. The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust's outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.


CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of the Trust, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Trust shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the

Trust.


The following shareholders owned 5% or more of the voting shares of the Trust or of the Funds at March 31, 1998.


Money Market: Lincoln Capital Management, c/o Frank Russell Investment Company,
Attn: Operations Dept., PO Box 1591, Tacoma, WA 98401-1591, 5.77%, record.


Equity I: U.S. National Bank of Oregon, Bancorp Tower Building, 111 S.W. Fifth Avenue, Suite 1, Portland, OR 97204, 24.73%, record.


Equity II: U.S. National Bank of Oregon, Bancorp Tower Building, 7.80%, record; National City Bank of Minneapolis, Sixth on the Mall, 651 Nicollet Mall, Minneapolis, MN 55402, 6.39%, record.


Equity III: U.S. National Bank of Oregon, 20.49%, record; Firstar Trust Company, P.O. Box 1787, Milwaukee, WI 53201, 11.44%, record.


Equity Q: U.S. National Bank of Oregon, 35.53%, record.


Equity T: Indiana Trust & Investment Company, P.O. Box 5149, Mishawaka, IN 46545, 29.89%, record; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, 11.79%, record; Miller/Russell and Associates, Inc., 2929
E. Camelback Road, Suite 223, Phoenix, AZ 85016, 7.26%, record.


International: U.S. National Bank of Oregon, 31.21%, record.


Emerging Markets: U.S. National Bank of Oregon, 18.52%, record.


Fixed Income I: U.S. National Bank of Oregon, 16.12%, record; National City Bank of Minneapolis, 14.20%, record; First Union National Bank, 401 South Tryon Street, Charlotte, NC 28288-1151, 10.08%, record.

Fixed Income II: First Tennessee Bank, N.A., FBO Knox County, Plaza Tower, 5th Floor, 800 South Gy Street, Knoxville, TN 37995, 8.91%, record; U.S. National Bank of Oregon, 7.76%, record.


Fixed Income III: U.S. National Bank of Oregon, 31.57%, record.


Diversified Equity: FMB Trust, One Financial Plaza, 10717 Adams Street, Holland, MI 49423, 5.84%, record.


Special Growth - Class S: FMB Trust, 10.01%, record.


Special Growth - Class C: FMB Trust, 99.94%, record.


Equity Income - Class S: FMB Trust, 9.97%, record; Citizens Bank (Saginaw), 101
N. Washington, Saginaw, MI 48607-1207, 6.68%, record.


Equity Income - Class C: FMB Trust, 95.92%, record.


Quantitative Equity - Class S: FMB Trust, 8.48%, record.


Quantitative Equity - Class C: FMB Trust, 99.86%, record.


International Securities - Class S: FMB Trust, 5.70%, record.


International Securities - Class C: FMB Trust, 99.90%, record.


Real Estate Securities - Class S: U.S. National Bank of Oregon, 12.97%, record.


Real Estate Securities - Class C: FMB Trust, 99.56%, record.


Diversified Bond - Class S: Citizens Bank (Saginaw), 14.44%, record; FMB Trust, 10.02%, record; Hawaiian Trust Investment Services, 130 Merchant Street, 10th Floor Tower, Honolulu, HI 96813, 5.96%, record; Key Trust Company, PO Box 94871, Cleveland, OH 44101-4871, 5.42%, record.


Diversified Bond - Class C: FMB Trust, 99.96%, record.


Multistrategy Bond: Empire National Bank, 1227 East Front Street, Traverse City, MI 49684, 5.12%, record.


Limited Volatility Tax Free: Norwest Bank Iowa, N.A., 666 Walnut Street, 3rd Floor, Des Moines, IA 50309, 5.75%, record; Zions First National Bank, One South Main Street, Salt Lake City, UT 84111, 5.47%, record.

US Government Money Market: Winona National and Savings Bank, P.O. Box 499, Winona, MN 55987, 10.45%, record.


Tax Free Money Market: Citizens Bank (Saginaw), 39.01%, record; Miller/Russell and Associates, Inc., 20.42%, record.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. A Trustee may be removed at any time by, in substance, a vote of two-thirds of Trust shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.


The Trust paid in aggregate $156,315.80 for the year ended December 31, 1997.

December 31, 1997 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's officers and employees are paid by FRIMCo or its affiliates.

The following lists the Trustees and officers and their positions with the Trust, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Trust. The mailing address for all Trustees and officers affiliated with the Trust is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.


*George F. Russell, Jr.--65 years old--Trustee and Chairman of the Board. Trustee, and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc.; Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.


*Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; November 1995 to June 1993, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson--66 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D.--78 years old--Trustee. PO Box 1337, N.W., Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter--72 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

Lee C. Gingrich--67 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--71 years old--Trustee. 2025 Narrows View Circle #232-D,
P.0. Box 1057, Gig Harbor, Washington 98335. Trustee Frank Russell Insurance Funds; Director of Frank Russell Trust Company.

*George W. Weber--46 years old--Treasurer and Chief Accounting Officer. Treasurer and Chief Accounting Officer, Russell Insurance Funds, and Frank Russell Trust Company; Director, Funds Administration and Operations of Frank Russell Investment Management Company, Russell Fund Distributors, Inc and Frank Russell Trust Company; Senior Vice President and Fund Treasurer of the SSgA Funds (investment company); March 1993 to January 1996, Vice President, Operations, Funds Management, J.P. Morgan.

*Randall P. Lert--44 years old--Director of Investments. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd., Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--56 years old--Secretary and General Counsel. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.

*Peter Apanovitch--52 years old--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

                          TRUSTEE COMPENSATION TABLE*

                                                    PENSION OR RETIREMENT
                          AGGREGATE COMPENSATION     BENEFITS ACCRUED AS     ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                           FROM THE INVESTMENT      PART OF THE INVESTMENT    BENEFITS UPON     THE INVESTMENT COMPANY
TRUSTEE                          COMPANY               COMPANY EXPENSES         RETIREMENT         PAID TO TRUSTEES
-------                   ----------------------    ----------------------   ----------------   -----------------------
Lynn L. Anderson                 $     0                   $0                       $0                  $     0
Paul E. Anderson                 $20,000                   $0                       $0                  $31,263.16*
Paul Anton, PhD.                 $20,000                   $0                       $0                  $31,263.16*
William E. Baxter                $20,000                   $0                       $0                  $31,263.16*
Lee C. Gingrich                  $20,000                   $0                       $0                  $31,263.16*
Eleanor W. Palmer                $20,000                   $0                       $0                  $31,263.16*
George F. Russell                $     0                   $0                       $0                  $     0


* The Trustees received $11,263 for service as trustees on the Board of Trustees for the Russell Insurance Funds ($4,000 of which is for services during 1996).


                            OPERATION OF THE TRUST

SERVICE PROVIDERS. Most of the Trust's necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:


Consultant                             Frank Russell Company
Manager, Transfer and Dividend         Frank Russell Investment Management
 Disbursing Agent                       Company
Money Managers                         Multiple professional discretionary
                                        investment management organizations
Custodian and Portfolio                State Street Bank and Trust Company

                                      -11

Accountant

CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing the Trust and provides ongoing consulting services, described in the Prospectuses, to the Trust and FRIMCo.


Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris), Frank Russell
Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to US personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.


MANAGER. Frank Russell Investment Management Company provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolio. (See, "Investment Policies--Liquidity Portfolio.") FRIMCo also acts as the Trust's transfer agent, dividend disbursing agent and as the money manager for the Money Market and US Government Money Market Funds. FRIMCo, as agent for the Trust, pays the money managers' fees for the Funds, as a fiduciary for the Funds.


Prior to April 1, 1995, the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III and Money Market Funds paid no management fee to FRIMCo. Each shareholder entered into a written Asset Management Services Agreement with FRIMCo and agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in any of the Funds. Beginning April 1, 1995, the Trust's Management Agreement was amended to provide that each of those Funds will pay an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of those Funds. (See the applicable Prospectus for annual percentage rates.) A shareholder of any of those Funds would continue to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and therefore would pay fees under such agreement based on a specified percentage of average assets which are subject to the agreement concerning FRIMCo's provision of individual shareholder investment services with respect to that shareholder.


Each of the Funds pays an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the applicable Prospectus for the Funds' annual percentage rates.)


The following Funds paid FRIMCo the listed management fees for the years ended December 31, 1997, 1996 and 1995:

                                                 YEARS ENDED
                                    --------------------------------------
                                     12/31/97      12/31/96      12/31/95
                                    ----------    ----------    ----------
Diversified Equity                  $6,906,245    $4,728,098    $3,842,471
Special Growth                       4,556,999     3,307,757     2,588,270
Equity Income                        1,721,974     1,504,153     1,314,461
Quantitative Equity                  6,616,377     4,455,041     3,469,134
International Securities             7,751,289     6,498,479     5,723,534
Real Estate Securities               4,428,351     2,943,292     2,065,552
Diversified Bonds                    2,755,500     2,360,391     2,308,823
Volatility Constrained Bonds           812,308       836,818       985,215
Multistrategy Bond                   2,225,087     1,673,473     1,217,039
Limited Volatility Tax Free            361,226       312,456       294,007
U.S. Government Money Market           542,075       481,642       338,745
Tax Free Money Market                  266,939       234,929       214,949


For the years ended December 31, 1997 and 1996, the following Funds paid FRIMCo the following management fees:

                                      -13

                                             YEARS ENDED
                                       ------------------------
                                        12/31/97      12/31/96
                                       ----------    ----------
            Equity I                   $6,457,044    $5,261,926
            Equity II                   3,226,955     2,448,618
            Equity III                  1,381,167     1,340,374
            Equity Q                    6,049,752     4,392,254
            Equity T                      375,054        21,443
            International               7,576,927     6,569,285
            Emerging Markets            4,167,163     2,773,817
            Fixed Income I              2,149,298     1,977,178

                                      -14

            Fixed Income II             1,184,588       988,312
            Fixed Income III            1,835,798     1,483,875
            Money Market                1,805,170     1,437,186


Equity T Fund commenced operations on October 7, 1996.


The Trust's Management Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 1.20% management fee for the Emerging Markets Fund, to the extent total fund level expenses for the Fund exceed 1.95% of its average daily net assets on an annual basis. There were no waivers by the Manager for the twelve months ended December 31, 1997.


The Manager has voluntarily agreed to waive a portion of its 0.75% management fee for the Equity T Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. In addition, the Manager has voluntarily agreed to reimburse the Fund for any remaining Fund operating expenses after any Manager waiver which exceed 1.00% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the twelve months ended December 31, 1997 was $45,699.


The Manager had voluntarily agreed to waive its 0.25% management fee for the Money Market Fund through October 14, 1997 and 0.15% of its management fee from October 15, 1997 through December 31, 1997. The amount of fees waived for the twelve months ended December 31, 1997 was $1,611,140.


The Manager had voluntarily agreed to waive its 0.25% management fee for the US Government Money Market Fund through August 31, 1997 and to waive 0.13% of its management fee from September 1, 1997 through December 31, 1997. The amount of fees waived for the twelve months ended December 31, 1997 was $463,787.


Effective January 1, 1997, the Manager has voluntarily agreed to waive its 0.10% management fee for the Tax Free Money Market Fund. The amount of such waiver for the twelve months ended December 31, 1997 was $106,776.

The Trust's Management Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.65% management fee for the Multistrategy Bond Fund, to the extent that total fund level expenses for this Fund exceed 0.80% of its average daily net assets on an annual basis. The total amount of such waivers for the twelve months ended December 31, 1997 was $126,393.

The Trust's Management Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.55% management fee for the Fixed Income III Fund, to the extent total fund level expenses for the Fund exceed 0.75% of its average daily net assets on an annual basis. There were no waivers for the Fixed Income III Fund for the period ended December 31, 1997.

FRIMCo also provides, through its Russell Private Investment Division, investment advisory, consulting and money manager evaluation services to high net worth individuals and families.

FRIMCo is a wholly owned subsidiary of Frank Russell Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.


MONEY MANAGERS.  Except with respect to the Money Market and US Government
Money Market Funds, the money managers have no affiliations or relationships with the Trust or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other off-shore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.

From its management fees, FRIMCo, as agent for the Trust, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1997, management fees paid to the money managers were: Equity I $2,425,193; Equity II $1,716,048; Equity III $439,093; Fixed Income I
$542,745; Fixed Income II $410,761; Fixed Income III $692,500; International $3,947,057; Equity Q $1,958,721; Equity T $170,958; Emerging Markets
$2,396,288; Diversified Equity $1,996,005; Special Growth $1,914,056; Equity Income $410,481; Diversified Bond $462,945; Volatility Constrained Bond $282,055; International Securities $3,188,600; Multistrategy Bond $751,497; Quantitative Equity $1,648,992; Real Estate Securities $1,529,207; Limited Volatility Tax Free $179,885 and Tax Free Money Market $103,973. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.


DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of the Trust shares. The Distributor receives no compensation from the Trust for its services except with respect to distribution fees with respect to its distribution services in connection with Class C shares. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for the Trust. State Street also provides the basic portfolio recordkeeping required by each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the month-end net assets and geographic classification of the investments in the international funds; fund accounting -(i) an annual fee of $18,000 - $25,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $7.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $16.00 per security; multiple class fees of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on invested cash balances is used to offset the Funds' custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.


TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for the Trust. For this service, FRIMCo is paid a fee of $20.00 per shareholder transaction by all Funds except Money Market, U.S. Government Money Market and Tax Free Money Market Funds. The Money Market, U.S. Government Money Market and Tax Free Money Market Funds pay $15.00 per shareholder transaction. The Board has approved a new fee arrangement to be effective May 18, 1998, pursuant to which FRIMCo will be paid a per account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCO is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.


ORDER PLACEMENT DESIGNEES. The Trust has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for Trust shares. Certain Financial Intermediaries are authorized, subject to approval of the Trust's distributor, to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the Fund's net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to the Trust.


INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the independent accountants of the Trust. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.


PLAN PURSUANT TO RULE 18f-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted a plan pursuant to Rule 18f-3 (the "Rule 18f-3 plan") on behalf of each Multiple Class Fund. The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain class expenses;

(4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and
(7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.


DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the Multiple Class Funds have adopted a distribution plan (the "Distribution Plan") for the Multiple Class Funds' Class C Shares, which are described in the respective Funds' Prospectuses. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the Multiple Class Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Multiple Class Funds by enabling the Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Multiple Class Fund would have.


The Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C Shares for any activities or expenses primarily intended to result in the sale of Class C Shares of a Multiple Class Fund. Such payments by the Trust will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board has presently determined to limit payments under the Distribution Plan to 0.40% of average daily net assets. Any amendment to increase materially the costs that a Multiple Class Fund's Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy. The Distribution Plan does not provide for the Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Distribution Plan may not be amended without approval of the holders of the Class C Shares. The Distribution Plan and material amendments to it must be approved annually by all of the Trustees and by the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a Multiple Class Fund's Shares, without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or
(b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy.


Under the Distribution Plan, the Multiple Class Funds may also enter into agreements ("Selling Agent Agreements") with Financial Intermediaries and with the Distributor ("Selling Agents"), to provide shareholder servicing with respect to Multiple Class Fund shares held by or for the customers of the Financial Intermediaries. Such arrangements are more fully described in the Multiple Class Funds' Prospectuses under "Distribution and Shareholder Services Plans."


Under the Distribution Plan, the following Multiple Class Funds' Class C Shares accrued expenses in the following amounts, payable to the Distributor, for the period ended December 31, 1997 (these amounts were for compensation to dealers):



       Diversified Equity          $4,139
       Special Growth               7,653
       Equity Income                1,093
       Quantitative Equity          5,584
       International Securities     4,223
       Real Estate Securities         863
       Diversified Bond             6,525


SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of the Independent Trustees, has also adopted, on behalf of each Multiple Class Fund a Shareholder Services Plan pertaining to such Funds' Class C shares (the "Service Plan"), effective April 22, 1996.

                                      -20

Under the Service Plan, the Trust may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of any of the Trust's Multiple Class Funds offering such Shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of the Trust's Multiple Class Funds. Such payments by the Trust will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of any Multiple Class Fund may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Shares.


Among other things, the Service Plan provides that (1) the Distributor shall provide to the Trust's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund's Shares, by a vote of a majority of the Independent Trustees.


Under the Service Plan, the following Multiple Class Funds' Class C Shares accrued expenses in the following amounts payable to the Distributor, for the period ended December 31, 1997:


            Diversified Equity          $2,587
            Special Growth               4,783
            Equity Income                  683
            Quantitative Equity          3,490
            International Securities     2,640
            Real Estate Securities         539
            Diversified Bond             4,078


FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual management fee payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records (except for Money Market, Limited Volatility Tax Free, U.S. Government Money Market, Equity T and Tax Free Money Market Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.


As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. These limits may be changed or rescinded at any time. (See, the applicable Prospectuses for the expense guarantees.)


VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market, U.S. Government Money Market, and Tax Free Money Market Funds, any day on which both the NYSE is open for trading and the Boston Federal Reserve Bank is open for business. Currently, the NYSE is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Boston Federal Reserve Bank is open for business Good Friday and every day the NYSE is open, except Columbus Day and Veterans' Day.

The International, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.


PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Equity I, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Diversified Equity, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Equity II, Fixed Income II, Fixed Income III, Special Growth, Volatility Constrained Bond, Multistrategy Bond and Limited Volatility Tax Free Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Equity T Fund, which seeks to minimize the impact of taxes on its shareholders, attempts to limit short-term capital gains and to minimize the realization of net long-term capital gains. These policies are expected to result in a low portfolio turnover rate for the Equity T Fund.


The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund is purchasing the same security thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio. In view of the Equity T Fund's investment objective and policies, the Fund's ability to change money managers may be constrained.

The Funds, except the Limited Volatility Tax Free and Equity T Funds, do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

The portfolio turnover rates for the last two years for each Fund (other than the Money Market, US Government Money Market and Tax Free Money Market Funds) were:


                                   YEARS ENDED
                               -------------------
                               12/31/97   12/31/96
                               --------   --------
Equity I                        111%        100%
Equity II                       103%        121
Equity III                      129%        101
Equity Q                         95          75
Equity T*                        39           9
International                    79          43
Emerging Markets                 51          35
Fixed Income I                  166         147
Fixed Income II                 213         264
Fixed Income III                275         144
Diversified Equity              114         100
Special Growth                   97         118
Equity Income                   139         106
Quantitative Equity              88          74
International Securities         74          42
Real Estate Securities           49          52
Diversified Bond                172         139
Volatility Constrained Bond     197         312
Multistrategy Bond              264         145
Limited Volatility Tax Free      41          74


*  Equity T Fund commenced operations on October 7, 1996.


A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").

BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager. The Trust's Management Agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Trust or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).



In addition, the Management Agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


FRIMCo arranges for the purchase and sale of Trust's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause the Trust to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.


Frank Russell Securities, Inc. ("Securities"), an affiliate of FRIMCo, refunds up to 70% of the commissions paid to the Funds effecting such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Funds through Securities, at the request of the FRIMCo, research services obtained from third party service providers at market rates are provided to the Funds by Securities. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Funds through Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities and Real Estate Securities Funds.


BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the

Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Frank Russell Company maintains an extensive data base showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

During the last three years, the brokerage commissions paid by the Funds were:

                                       YEARS ENDED DECEMBER 31,
                                ---------------------------------------
                                   1997          1996           1995
                                -----------   -----------    ----------
Equity I                        $ 2,525,291   $ 1,988,671    $1,492,270
Equity II                           743,450       863,209       452,355
Equity III                          540,862       616,005       470,068
Equity Q                          1,323,995       950,684       663,851
Equity T*                            40,539        10,305            --
International                     2,679,272     1,770,839     1,467,692
Emerging Markets                  1,722,534       964,725     1,039,478
Diversified Equity                2,340,509     1,360,214     1,118,548
Special Growth                      828,211       893,203       467,162
Equity Income                       515,622       507,754       413,220
Quantitative Equity               1,069,927       744,245       561,459
International Securities          2,193,334     1,284,042     1,251,533
Real Estate Securities              641,659       915,952       419,508
                                -----------   -----------    ----------
             Total              $17,165,205   $12,869,848    $9,817,144
                                ===========   ===========    ==========


*  Equity T commenced operations on October 7, 1996.

The principal reasons for changes in several Funds' brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, Money Market, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions.

During the year ended December 31, 1997, approximately $414,903 of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.


Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the year ended December 31, 1997, from portfolio transactions effected for the Funds, were as follows:

                                                             PERCENT OF TOTAL
AFFILIATED BROKER/DEALER                 COMMISSIONS           COMMISSIONS
-----------------------------------------------------------------------------
Autranet, Inc.                            $    8,785               0.05%

BZW Barclays Global Investor                   3,900               0.02
Services

Donaldson, Lufkin & Jenrette                  62,341               0.35

Dresdner Bank AG                              11,550               0.06

Frank Russell Securities                   1,308,583               7.36

Jardine-Fleming Securities                    18,465               0.10

J.P. Morgan Securities, Inc.                  51,324               0.29

Kleinwort Benson North America                33,114               0.19

Ord Minnett, Inc.                              7,112               0.04

Robert Fleming, Inc.                          26,614               0.15

Robinson-Humphrey, Inc.                        3,600               0.02

Salomon Brothers, Inc.                       118,611               0.67

Smith Barney, Inc.                           129,297               0.73
                                          ----------              -----
Total Affiliated Commissions              $1,783,296              10.03%
                                          ----------              -----

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the year ended December 31, 1997 for the Funds was 15.41%.

During the year ended December 31, 1997, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31,


                                      -26

1997, was as follows:

                                      -27


                                   BEAR           FIRST           GOLDMAN           MERRILL        MORGAN
FUND                              STEARNS        BOSTON         SACHS & CO.          LYNCH         STANLEY
-------------------------------------------------------------------------------------------------------------
Equity I                           $668,000                                         $5,806,000     $8,842,000
-------------------------------------------------------------------------------------------------------------
Equity II
-------------------------------------------------------------------------------------------------------------
Equity III                                                                                         $2,418,000
-------------------------------------------------------------------------------------------------------------
Equity Q                                                                            $1,962,000     $6,802,000
-------------------------------------------------------------------------------------------------------------
Fixed Income I                                    $460,000                          $3,856,000     $  377,000
-------------------------------------------------------------------------------------------------------------
Fixed Income II                                                                     $2,263,000
-------------------------------------------------------------------------------------------------------------
Fixed Income III                   $481,000                     $1,058,000          $2,425,000     $1,187,000
-------------------------------------------------------------------------------------------------------------
Money Market
-------------------------------------------------------------------------------------------------------------
Equity T
-------------------------------------------------------------------------------------------------------------
Diversified Equity                 $568,000                                         $5,098,000     $8,160,000
-------------------------------------------------------------------------------------------------------------
Special Growth
-------------------------------------------------------------------------------------------------------------
Equity Income                                                                                      $2,205,000
-------------------------------------------------------------------------------------------------------------
Quantitative Equity                                                                 $1,707,000     $5,915,000
-------------------------------------------------------------------------------------------------------------
Diversified Bond                                                                    $2,728,000     $  134,000
-------------------------------------------------------------------------------------------------------------
Volatility Constrained Bond                                                         $  946,000
-------------------------------------------------------------------------------------------------------------
Multistrategy Bond                 $506,000                       $698,000                         $1,187,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
At December 31, 1997, the Funds did not have any holdings in the following top 10 broker-dealers:
-------------------------------------------------------------------------------------------------------------
- Frank Russell Securities
-------------------------------------------------------------------------------------------------------------
- Investment Technology
-------------------------------------------------------------------------------------------------------------
- Instinet Corp.
-------------------------------------------------------------------------------------------------------------
- James Capel
-------------------------------------------------------------------------------------------------------------
- S.G. Warburg
-------------------------------------------------------------------------------------------------------------

YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the SEC and report average annual total return for each class of shares which they offer. Because the Class C Shares are subject to a 12b-1 Fee and a shareholder services fee, the average annual total return performance of the Class C Shares may be different than the average annual total return performance of the Class S Shares.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


  P(1+T)n  = ERV


  Where:  P    =    a hypothetical initial payment of $1,000;
          T    =    average annual total return;
          n    =    number of years; and
          ERV  =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class S Shares and the Class C Shares, except for the Funds listed below, are reported in the respective Prospectuses.

The returns shown below represent results of the Funds' Class S Shares for the periods shown. The deduction of their Rule 12b-1 fees and shareholder servicing fees are not reflected in the returns shown below. Had such fees been reflected in the returns above, the returns would have been lower.

                                1 YEAR ENDED   5 YEARS ENDED  10 YEARS ENDED  INCEPTION TO   INCEPTION
                                Dec. 31, 1997  DEC. 31, 1997  DEC. 31, 1997   DEC. 31, 1997    DATE
                                -------------  -------------  --------------  -------------  ---------
                                               (ANNUALIZED)    (ANNUALIZED)    (ANNUALIZED)
Diversified Equity                 31.32           19.32           16.97           16.48     09/05/85
Emerging Markets                   (3.45)            __              __             5.95     01/29/93
Equity T*                          31.73             __              __            31.31     10/07/96
Volatility Constrained Bond         5.90            5.37            6.81            6.81     09/05/85
Multistrategy Bond                  9.50             __              __             7.23     01/29/93


*  Equity T Fund commenced operations on October 7, 1996.

Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of shares which it offers. Yields for Funds other than Funds investing primarily in money market instruments (the "Money Market Funds") are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:


               YIELD = 2[(a-b+1)/6/-1]
                       ---------------
                             cd


Where:   a   =  dividends and interest earned during the period
         b   =  expenses accrued for the

                                      -30


                period (net of reimbursements)
         c   =  average daily number of shares outstanding during the period that were entitled to receive dividends
         d   =  the maximum offering price per share on the last day of the period.


The yields for the Funds investing primarily in fixed income instruments are reported in the respective Prospectuses.

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. The annualized yield for each Money Market Fund is computed by (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.


Current and effective yields for the Class S Shares of the Money Market Funds are reported in the Funds' respective Prospectuses.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indexes.

Tax-equivalent yields for the Limited Volatility Tax Free and Tax Free Money Market Funds are calculated by dividing that portion of the yield of the appropriate Fund as computed above which is tax exempt by one, minus a stated income tax rate and adding the product to that quotient, if any, of the yield of the Fund that is not tax exempt. The tax-equivalent yields for the Limited Volatility Tax Free and Tax Free Money Market Funds are reported in the Class S Shares' Prospectuses.

           INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that Fund. Other policies may be changed by a Fund

                                      -31
without shareholder approval. The Funds' investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made.


No Fund will:

  1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. Investments by Funds, other than the Tax Free Money Market and U.S. Government Money Market Funds, in shares of the Money Market Fund are not subject to this restriction, or to Investment Restrictions 2, 3, 10 and 14. (See, "Investment Policies -- Cash Reserves.")

  2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US banks having net assets in excess of $100,000,000. (Refer to the description of the Real Estate Securities Fund and the Money Market Fund in the applicable Prospectuses for a description of each Fund's policy with respect to concentration in a particular industry.)

  3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

  4. Invest in companies for the purpose of exercising control or management.

  5. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                                      -32

  6. Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs, except stock index and financial futures contracts.

  7. Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that a Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets.

  8. Purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

  9. Engage in the business of underwriting securities issued by others or purchase securities, except as permitted by the Limited Volatility Tax Free and Tax Free Money Market Funds' investment objectives.

  10. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.


  11. The Trust will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account. The purchase of shares of the Money Market Fund by any other Fund shall also not be deemed to be a joint securities trading account.

  12. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses'.

  13. Purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments -- Options on Securities and Indices," "Certain Investments -- Foreign Currency Options," "Certain Investments -- Futures Contracts and Options on Future Contracts" and "Certain Investments -- Forward Foreign Currency Contracts" below. The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase municipal obligations from an issuer, broker, dealer, bank or other persons accompanied by the agreement of such seller to purchase, at the Fund's option, the municipal obligation prior to maturity thereof.


  14. The Trust will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.


  15. Purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Trust, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

                                      -33

  16. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.


  Additional fundamental policies are: (a) Equity I, Equity II, Equity III, Equity Q, Equity T, Emerging Markets, Fixed Income III, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Multistrategy Bond Funds will not invest more than 5% of the current market value of their assets in warrants nor more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this limitation. (b) Fixed Income I, Fixed Income II, Diversified Bond and Volatility Constrained Bond Funds may acquire convertible bonds which will be disposed of by the Funds in as timely a manner as is practical after conversion. (c) No Fund will purchase or retain the securities of an issuer if, to a Fund's knowledge, one or more of the Trustees or officers of the Trust, or one or more of the officers or directors of the money manager responsible for the investment, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities. Compliance with this policy by the Trustees and officers is monitored by the Trust's officers.

  For purposes of these investment restrictions, the Limited Volatility Tax Free and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.


THE BOARD OF TRUSTEES HAS APPROVED THE ELIMINATION OF FOLLOWING INVESTMENT RESTRICTIONS, SUBJECT TO THE APPROVAL OF THE SHAREHOLDERS OF THE AFFECTED FUNDS, WHICH WILL BE SOUGHT AT A SHAREHOLDER MEETING EXPECTED TO BE HELD IN 1998:


  1. No Fund will invest in interests in oil, gas or other mineral exploration or development programs;

  2. No Fund will invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities;


  3. Equity I, Equity II, Equity III, Equity Q, Equity T, Emerging Markets, Fixed Income III, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Multistrategy Bond Funds will not invest more than 5% of the current market value in warrants which are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this limitation; and


  4. no Fund will purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Trust Company, or one or more of the officers or directors of the money manager responsible for the investment or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

INVESTMENT POLICIES.


  CASH RESERVES. Each Fund, except the Money Market, U.S. Government Money Market and Tax Free Money Market Funds, and their money managers, may elect to invest the Fund's cash reserves in the Money Market Fund. The Money Market Fund and the Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to other Funds will be voted by the Trustees in the same proportion as the shares of the Money Market Fund which are held by shareholders that are not Funds. Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund and thus do not pay duplicative management fees, as FRIMCO waives a portion of its management fee due from those Funds in an amount that offsets the management fee it receives from the Money Market Fund in respect of those investments.

  LIQUIDITY PORTFOLIO. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect a Fund's performance since the money manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.

  The holding of significant amounts of cash is contrary to the investment objectives of the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Diversified Equity, Special Growth, Equity Income, Quantitative

                                      -34

Equity and International Securities Funds. The more cash these Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks.

  A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create an equity exposure for cash reserves through the use of options and futures contracts. This will enable the Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.


  MONEY MARKET INSTRUMENTS. The Money Market, US Government Money Market and Tax Free Money Market Funds expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their Fund shares at "amortized cost." The Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Each of the Funds will invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a Fund's interest in a security is subject to market action. Each Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Funds' securities. The procedures also address such matters as diversification and credit quality of the securities the Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act. For additional information concerning these Funds, refer to the respective Prospectuses.

  RUSSELL 1000 INDEX. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts.


  The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

CERTAIN INVESTMENTS.


  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

  HIGH RISK BONDS. The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, do not invest assets in securities rated less than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade." The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, will dispose of securities which they have purchased which drop below these minimum ratings.

  Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

  Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

  RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.


  In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.


  The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.


  ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a

                                      -36

Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.


  The guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

  DELAYED DELIVERY TRANSACTIONS. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" or "when-issued" transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

  Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.


  LENDING PORTFOLIO SECURITIES. Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by the Custodian, for which it may receive an asset-based fee), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.


  Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.


  The Trust may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.


  OPTIONS AND FUTURES. The Funds, other than the Money Market, US Government Money Market and Tax Free Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that the Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

                                      -37

  OPTIONS ON SECURITIES AND INDEXES. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.


  An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.



  A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.



  A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.


  If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

                                      -38

  To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

  A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out.
The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.


  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.


  As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk

                                      -39
of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


  OPTIONS ON FOREIGN CURRENCY. A Fund may purchase and write put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-trade options.


  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

  Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.


  A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered."


  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

  A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

  LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or

                                      -41
higher than the price of the contract held by the Fund.


  When selling a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).


  When selling a call option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.


  When selling a put option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


  In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed to be "commodity pools," the Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

  The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."


  RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

  HEDGING STRATEGIES. Stock index futures contracts may be used by the Equity I, Equity II, Equity III, Equity Q, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Equity T and International Securities Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's cash reserves always will be fully exposed to equity market performance.

  Financial futures contracts may be used by the International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III, International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Limited Volatility Tax Free Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed income securities held in a Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

  The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.


  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  FOREIGN CURRENCY FUTURES CONTRACTS. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

  A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


  The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.


  RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Limited Volatility Tax Free Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.


  In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

                                      -44

  FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may engage in forward foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency.
A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.


  At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved.
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

  If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

  Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.


  DEPOSITORY RECEIPTS. A Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continential Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.


  INDEXED COMMERCIAL PAPER. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Fixed Income III and Multistrategy Bond Funds intend to invest in indexed commercial paper, and then only for hedging purposes. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security." If required by the appropriate authorities to assure that investments in indexed commercial paper are not used to achieve investment leverage, a Fund will segregate liquid assets in an amount at all times equal or exceeding the Fund's commitment with respect to these contracts.

  US GOVERNMENT OBLIGATIONS. The types of US government obligations the Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years;
(2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US government obligations on a forward commitment basis.

  VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

  The U.S. Government Money Market Fund may purchase variable rate US government obligations which are instruments issued or guaranteed by the US government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate US government obligations whose interest rates are readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  VARIABLE AMOUNT MASTER DEMAND NOTES. The Money Market and U.S. Government Money Market Funds, consistent with their fundamental investment objectives, may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

  MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

                                      -48

  COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

  ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

  LOAN PARTICIPATIONS. The Fixed Income III and Multistrategy Bond Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale.

  MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.


     MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

        GENERAL OBLIGATION BONDS - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

        REVENUE BONDS - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

        INDUSTRIAL DEVELOPMENT BONDS - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

                                      -49

     MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

        TAX ANTICIPATION NOTES - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

        BOND ANTICIPATION NOTES - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

        REVENUE ANTICIPATION NOTES - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

        CONSTRUCTION LOAN NOTES - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

        PRE-REFUNDED MUNICIPAL BONDS - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

        TAX FREE COMMERCIAL PAPER - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

        TAX FREE FLOATING AND VARIABLE RATE DEMAND NOTES - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

        TAX FREE PARTICIPATION CERTIFICATES - are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. They are usually purchased by the Limited Volatility Tax Free and Tax Free Money Market Funds to maintain liquidity. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

        A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolios.

                                      -50

       The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

     DEMAND NOTES. The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase municipal obligations with the right to a "put" or "stand-by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is similar to a put except the seller of the commitment is obligated to purchase the municipal obligation on the same day the Fund exercises the commitment and at a price equal to the amortized cost of the municipal obligation plus accrued interest. The seller of the put or stand-by commitment may be the issuer of the municipal obligation, a bank or broker-dealer.

     The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers continually believe satisfy the Funds' credit quality requirements. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax Free Participation Certificates.")

     The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

  INTEREST RATE TRANSACTIONS. The Fixed Income II, Fixed Income III, Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large

                                      -51
number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

  A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

  FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

  BRADY BONDS. The Fixed Income III, Multistrategy Bond, International Securities Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

  CREDIT AND LIQUIDITY ENHANCEMENTS. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.

                                 TAXES


  In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar or related trades or businesses.

  Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net 28% and 20% capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.

  From November 1, 1997 to December 31, 1997, the Emerging Markets Fund, U.S. Government Money Market Fund, and Tax Free Money Market Fund incurred net realized capital losses of $8,399,434, $1,427, and $200, respectively. As permitted by tax regulations, the Emerging Markets Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund intend to elect to defer this loss and treat it as arising in the year ending December 31, 1998.

  At December 31, 1997, certain of the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:




FUND                         12/31/98   12/31/99    12/31/01     12/31/02     12/31/03      12/31/04    12/31/05       TOTALS

Emerging Markets                   $0         $0      N/A              $0    3,235,981            $0          $0     $3,235,981
Limited Volatility Tax Free   $17,292   $383,404      N/A        $345,504     $110,634       $15,075          $0       $871,909
Money Market                       $0         $0      N/A              $0      $42,906          $814          $0        $43,720
US Government Money Market         $0         $0      N/A          $1,309       $4,913        $3,331      $1,570        $11,123
Tax Free Money Market              $0         $0      N/A              $0           $0            $0      $1,583         $1,583

Fixed Income I Fund             N/A       N/A              $0   $8,058,364          $0            $0          $0     $8,058,364
Fixed Income II Fund            N/A       N/A        $948,478   $3,534,633    $698,949    $1,746,912    $538,227     $7,467,199

Volatility Constrained Bond     N/A       N/A         N/A       $5,583,410  $1,871,605    $2,135,100    $201,012     $9,791,127



  EQUITY T FUND. The fundamental documents establishing the Equity T Fund provide that the amount payable upon the redemption of shares of the Fund will be equal to ninety-nine percent of the net asset value per share. The one percent retained by the Fund will be treated by the Fund as a contribution to the capital of the Fund.


  EXEMPT INTEREST DIVIDENDS. The Limited Volatility Tax Free and Tax Free Money Market Funds do not intend to purchase any municipal obligations required, in the opinion of bond counsel, to be treated as a tax preference item by shareholders when determining their alternative minimum tax liability. Exempt income paid by the Funds is includable in the tax base for determining the extent to which a shareholder's Social Security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns. The Code also provides that interest on indebtedness incurred, or continued, to purchase or carry Limited Volatility Tax Free and Tax Free Money Market Funds shares, is not deductible; and that persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds may not be able to treat the dividends paid by either Fund as tax free. Such persons should consult their tax advisers before purchasing shares of the Limited Volatility Tax Free or Tax Free Money Market Funds.

  ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain.

  As described above and in the Funds' Prospectuses, the Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as a RIC. As a general rule, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date that the debt securities are acquired and the date of disposition, gains and losses from the disposition of foreign currencies, and gains and losses attributable to options on foreign currencies, forward currency contracts and currency futures contracts will be treated as ordinary income or loss.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund's capital gains or losses.


  As described above and in the Prospectuses, the Funds may acquire forward currency contracts, currency futures contracts and options on foreign currencies to hedge their risk of currency fluctuations with regard to property held or to be held by the Funds, and before the close of the day on which the Funds enter into the contract or options, the Funds will, as a general rule, identify on their records that the contracts or options were entered into as part of a hedging transaction. If the Funds were to invest in a forward currency contract, currency futures contract or option on a foreign currency and offsetting positions in such contracts or options, and if the two offsetting positions were characterized as a straddle (as opposed to a hedge) for federal income tax purposes, then the Funds might not be able to receive the benefit of certain realized losses from the liquidation of one of those positions for an indefinite period of time (i.e., until the gain position and any successor positions are disposed of). The Funds expect that their activities with respect to forward currency contracts, currency futures contracts and options on foreign currencies will not require them, as a general rule, to have to treat such contracts or options as straddle positions for federal income tax purposes. Under current law, unless certain requirements are satisfied, the Funds will be required to calculate separately certain gains and losses attributable to certain of their forward currency contracts, currency futures contracts and options on foreign currencies, even if the Funds acquired the contracts or options to hedge their risk of currency fluctuations with regard to capital assets held or to be held by the Funds. The Internal Revenue Service, however, has the authority to issue additional regulations that would permit or require the Funds either to integrate some or all of their forward currency contracts, currency futures contracts, options on foreign currencies and hedged investments as a single transaction or otherwise to treat the contracts or options in the manner that is consistent with the hedged investments. It is uncertain if or when these regulations will be issued.

                                      -54

     To the extent that a Fund's forward contracts, currency futures contracts or options on foreign currencies can be classified as either regulated futures contracts or foreign currency contracts (as described in section 1256(b) of the Code) (collectively referred to herein as "section 1256 contracts"), such investments will be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Funds may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, except for certain currency related activities (as described above) in which gain or loss is treated as ordinary income or loss, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Funds and the amount of distributions taxable to a shareholder. Under pending legislation, the 60% long-term capital gain portion will qualify as a 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Moreover, if the Funds invested in both section 1256 contracts and offsetting positions with respect to such contracts, then the Funds might not be able to receive the benefit of certain realized losses for an indeterminate period of time (i.e., until disposition of the "gain leg" of the straddle and any successor position). The Funds expect that their activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause them or their shareholders to be treated as receiving a materially greater amount of ordinary income, capital gains, dividends, or distributions than actually realized or received by the Funds and (b) will permit them to use substantially all of the losses of the Funds for the fiscal years in which such losses actually occur.


     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for US federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially in any given fiscal year as compared to a Fund that did not engage in such hedging transactions.

     New provisions deal with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: (a) enters into a short sale on the same property, (b) enters into an offsetting notional principal contract, or (c) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

     If a call option written by a Fund expires, the Fund will realize a capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under a call option it has written, or if the Fund writes a put option terminating its rights as the holder of a put option, the Fund will realize a capital gain or loss, depending on whether the cost of the closing transaction is less than or exceeds the premium received when the option was written. If a call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security and will realize a long-term or short-term capital gain and loss, depending on the holding period of the underlying security and on whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the optioned security.

     If an option purchased by a Fund expires, the Fund generally will realize a capital loss equal to the cost of the option, long-term if the option was held for more than one year. If the Fund sells the option, it generally will realize a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option plus the transaction costs. If the Fund exercises a call option, the cost of the option will be added to the basis of the security purchased. If the Fund exercises a put option, it will realize a capital gain or loss (depending on the Fund's basis for the underlying security), which will be long-term or short-term, depending on the holding period of the underlying security. Any such capital gain will be decreased (or loss increased) by the premium paid for the option.

     Foreign Income Taxes. Foreign governments may impose taxes on the income and gains from a Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you, but, depending on the amount of the Fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. Emerging Markets Fund will receive dividends and interest paid by non-U.S. issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the Emerging Markets Fund to invest more than 50% of its total assets in non-US securities and to file specified elections with the Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual who claims a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld in their gross income for federal income tax purposes.

     If a Fund invests in an entity that is classified as PFIC for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes to the Fund. Under the Internal Revenue Code, International, Emerging Markets and International Securities Funds can elect to mark-to-market their PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Emerging Markets Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a nondeductible federal income tax at the Fund level, whether or not the corresponding income is distributed to you. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. In some cases, Emerging Markets Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances. Investment income received from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate on such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

  Shareholders who are not US persons for purposes of federal income taxation should consult with their tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.


  STATE AND LOCAL TAXES. Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

                          RATINGS OF DEBT INSTRUMENTS


CORPORATE AND MUNICIPAL BOND RATINGS.

  MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  STANDARD & POOR'S RATINGS GROUP ("S&P"):

    AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

    BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the

                                      -58
  obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


    BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

    B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

    C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

    D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

  MOODY'S:

    Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

                                      -59

  Symbols used are as follows:

    MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.


    MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                                      -60

  S&P:

    A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

      -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating, addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-I+") or if the nominal maturity is short, a rating of "SP-I+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

  MOODY'S:


  Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

  Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

  Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate,

                                      -61
  may be more affected by external conditions. Ample alternative liquidity is maintained.

  S&P:

  Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

  A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  DUFF & PHELPS, INC.:

  Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional 'I' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of 'I +' (one plus) and 'I (one minus) to assist investors in recognizing those differences.

  Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

  Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


  Duff 2--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                      -62

  Satisfactory Grade

  Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  Duff 5--Issuer failed to meet scheduled principal and/or interest payments.


  IBCA, INC.:

  In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

  IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

  Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

  IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

  A1+ -- Obligations supported by the highest capacity for timely repayment.


  A1 -- Obligations supported by a very strong capacity for timely repayment.


  A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

  B2 -- Obligations for which the capacity for timely repayment is susceptible to

                                      -63
  adverse changes in business, economic or financial conditions.

  C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

  D1 -- Obligations which have a high risk of default or which are currently in default.

  FITCH INVESTORS SERVICE, INC. ("FITCH"):

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very strong credit quality. Issues assigned this rating, reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

  F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F- 1 +' and 'F- 1' ratings.

  F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-l."

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                 FINANCIAL STATEMENTS


The 1997 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Trust's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                      -65

         FINANCIAL HIGHLIGHTS OF THE VOLATILITY CONSTRAINED BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

VOLATILITY CONSTRAINED BOND FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  19.07  $  19.21  $  18.64  $  19.78  $  19.51  $  20.33  $  19.51  $  19.37  $  19.14  $  19.21
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.07      1.09      1.21      1.15       .82      1.34      1.45      1.52      1.66      1.55
 Net realized and
  unrealized gain (loss)
  on investments........       .02      (.22)      .58     (1.16)      .45      (.88)      .80       .13       .30      (.10)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations...........      1.09       .87      1.79      (.01)     1.27       .46      2.25      1.65      1.96      1.45
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.10)    (1.01)    (1.22)    (1.13)     (.71)    (1.28)    (1.43)    (1.51)    (1.73)    (1.52)
 Net realized gain on
  investments...........                 --        --        --        --        --        --        --        --        --
 Tax Return of capital..       --        --        --        --       (.29)      --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions...     (1.10)    (1.01)    (1.22)    (1.13)    (1.00)    (1.28)    (1.43)    (1.51)    (1.73)    (1.52)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  19.06  $  19.07  $  19.21  $  18.64  $  19.78  $  19.51  $  20.33  $  19.51  $  19.37  $  19.14
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)........      5.90      4.66      9.89      (.02)     6.67      2.29     12.00      8.92     10.64      7.77
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....       .78       .76       .71       .67       .66       .68       .62       .62       .61       .59
 Net investment income
  to average net
  assets................      5.63      5.69      6.33      5.97      5.79      6.74      7.34      7.88      8.41      7.97
 Portfolio turnover.....    197.45    311.51    256.72    182.65    220.77    312.05    159.20    181.66    331.12    238.69
 Net assets, end of year
  ($000 omitted)........   172,976   163,197   181,881   195,007   225,672   292,909   293,603   240,887   214,745   234,095

-------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MULTISTRATEGY BOND FUND

                                  1997      1996      1995      1994    1993++
                                --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.........................  $  10.11  $  10.25  $   9.29  $  10.31  $ 10.00
                                --------  ========  ========  ========  =======
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income........       .60       .61       .65       .58      .46
 Net realized and unrealized
  gain (loss) on investments..       .33      (.12)      .97     (1.03)     .40
                                --------  --------  --------  --------  -------
  Total From Investment
   Operations.................       .93       .49      1.62      (.45)     .86
                                --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:
 Net investment income........      (.60)     (.61)     (.66)     (.57)    (.46)
 In excess of net investment
  income......................      (.01)     (.01)      --        --       --
 Net realized gain on
  investments.................      (.17)     (.01)      --        --      (.08)
 In excess of net realized
  gain on investments.........       --        --        --        --      (.01)
                                --------  --------  --------  --------  -------
  Total Distributions.........      (.78)     (.63)     (.66)     (.57)    (.55)
                                --------  --------  --------  --------  -------
NET ASSET VALUE, END OF YEAR..  $  10.26  $  10.11  $  10.25  $   9.29  $ 10.31
                                ========  ========  ========  ========  =======
TOTAL RETURN (%)(A)...........      9.50      4.97     17.92     (4.35)    8.74
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)......       .80       .81       .85       .85      .85
 Operating expenses, gross, to
  average net assets (b)......       .83       .88       .89       .90     1.20
 Net investment income to
  average net assets (b)......      5.93      6.19      6.61      6.26     5.60
 Portfolio turnover (b).......    263.75    145.38    142.26    136.39   188.95
 Net assets, end of year ($000
  omitted)....................   437,312   305,428   218,765   173,035   98,374

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EMERGING MARKETS FUND

                                      1997     1996     1995     1994     1993
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................  $ 12.35   $11.16   $12.25   $13.90  $10.00
                                     -------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............      .14      .10      .11      .15     .07
 Net realized and unrealized gain
  (loss) on investments............     (.56)    1.26    (1.12)   (1.24)   4.09
                                     -------  -------  -------  -------  ------
  Total From Investment Opera-
   tions...........................     (.42)    1.36    (1.01)   (1.09)   4.16
                                     -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income.............     (.05)    (.08)    (.03)    (.10)   (.07)
 In excess of net investment in-
  come.............................     (.09)    (.09)    (.02)    (.10)   (.01)
 Net realized gain on investments..      --       --       --      (.31)   (.18)
 In excess of net realized gain on
  investments......................      --       --      (.03)    (.05)    --
                                     -------  -------  -------  -------  ------
  Total Distributions..............     (.14)    (.17)    (.08)    (.56)   (.26)
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR.......  $ 11.79   $12.35   $11.16   $12.25  $13.90
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(c).............    (3.45)   12.26    (8.21)   (5.83)  41.83
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)............     1.64     1.71     1.75      .80     .80
 Operating expenses, gross, to av-
  erage net assets (b)(c)..........     1.64     1.72     1.80      .83    1.60
 Net investment income to average
  net assets (b)(c)................      .87      .77      .88     1.10    1.33
 Portfolio turnover (b)............    50.60    34.62    71.16    57.47   89.99
 Net assets, end of year ($000
  omitted)(d)......................  333,052  271,490  172,673  127,271  65,457
 Average commission rate paid per
  share of security ($
  omitted)(d)......................    .0012    .0007      N/A      N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993, are annualized.
(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(d) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700

                         In Washington (253) 627-7001

                                LIFEPOINTS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1998


  Frank Russell Investment Company (the "Trust" or the "Investment Company") is a single legal entity organized as a Massachusetts business trust. The Trust operates 28 different investment portfolios referred to as "Funds." The Trust offers shares of beneficial interest in the Funds in five separate prospectuses.


  This Statement of Additional Information ("Statement" or "SAI") describes both the Class D and Class E Shares of the five Funds listed below (the "LifePoints Funds"), each of which invests in different combinations of other Funds (the "Underlying Funds") which invests in different combinations of stocks, bonds and cash equivalents. As of the date of the Statement, the Trust offers Class D and Class E Shares in the following LifePoints Funds:

                      FUND                  INCEPTION DATE     PROSPECTUS DATE
         -----------------------------      --------------     ----------------
         Equity Balanced Strategy Fund         09/30/97           May 1, 1998
           Aggressive Strategy Fund            09/16/97           May 1, 1998
            Balanced Strategy Fund             09/16/97           May 1, 1998
            Moderate Strategy Fund             10/03/97           May 1, 1998
          Conservative Strategy Fund           11/08/97           May 1, 1998


  The Underlying Funds in which the LifePoints Funds currently invest commenced operations on the date indicated below opposite the respective Fund's name:

                      FUND                        INCEPTION DATE
        --------------------------------         -----------------
            Diversified Equity Fund              September 5, 1985
              Special Growth Fund                September 5, 1985
            Quantitative Equity Fund               May 15, 1987
         International Securities Fund           September 5, 1985
             Diversified Bond Fund               September 5, 1985
        Volatility Constrained Bond Fund         September 5, 1985
            Multistrategy Bond Fund              January 29, 1993
          Real Estate Securities Fund              July 28, 1989
             Emerging Markets Fund               January 29, 1993

  The LifePoints Funds had aggregate net assets of approximately $174 million on April 1, 1998.

  Each of the LifePoints Funds presently offers interests in Class D and Class E Shares. While each of the LifePoints Funds is authorized to offer shares of beneficial interest in one other class of shares, the Class S Shares, such class of shares is not presently offered for public investment. This Statement relates solely to the Class D and Class E Shares of the LifePoints Funds.


  This Statement supplements or describes in greater detail information concerning the Trust, the LifePoints Funds, the Underlying Funds and the Class D and Class E Shares contained in the Prospectus of the LifePoints Funds dated May 1, 1998. This Statement is not a prospectus; the Statement should be read in conjunction with the LifePoints Funds' Prospectus. The Prospectus may be obtained without charge by telephoning or writing your financial intermediary or to the Trust at the number or address shown above.


  Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectus.


  This Statement incorporates by reference the Investment Company's Annual Report to Shareholders for the year ended December 31, 1997. Copies of the Fund's Annual Report accompany this statement.

                               TABLE OF CONTENTS

                                                                  Page
STRUCTURE AND GOVERNANCE.......................................
  Organization and Business History............................
  Shareholder Meetings.........................................
  Controlling Shareholders.....................................
  Trustees and Officers........................................

OPERATION OF THE INVESTMENT COMPANY............................
  Service Providers............................................
  Consultant...................................................
  Manager......................................................
  Money Managers...............................................
  Distributor..................................................
  Custodian....................................................
  Transfer and Dividend Disbursing Agent.......................
  Independent Accountants......................................
  Plan Pursuant to Rule 18f-3..................................
  Distribution Plan............................................
  Shareholder Services Plan....................................
  Underlying Fund Expenses.....................................
  LifePoints Fund Operating Expenses...........................
  Valuation of the LifePoints Fund Shares......................
  Pricing of Securities........................................
  Portfolio Turnover Rates of the LifePoints Funds.............
  Portfolio Transaction Policies of the Underlying Funds.......
  Brokerage Allocations........................................
  Brokerage Commissions........................................
  Yield and Total Return Quotations............................

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE
LIFEPOINTS FUNDS
  Investment Restrictions......................................
  Investment Policies and Practices of the LifePoints Funds....


INVESTMENT POLICIES OF THE UNDERLYING FUNDS....................
INVESTMENT PRATICES............................................
TAXES..........................................................
RATINGS OF DEBT INSTRUMENTS....................................


                            STRUCTURE AND GOVERNANCE


  ORGANIZATION AND BUSINESS HISTORY. The Trust commenced business operations as a Maryland corporation in October 1981. On January 2, 1985, the Trust reorganized by changing its domicile and legal status to a Massachusetts business trust.

  The Trust is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Trust as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Trust or Fund, respectively.

  The Trust is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.


  The Trust's Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each of the five LifePoints Funds described in this Statement offers shares of beneficial interest in the Class D and Class E Shares. The Class D and Class E Shares are both subject to a shareholder services fee of up to 0.25%.
In addition, the Class D Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). While the LifePoints Funds are authorized to offer shares of beneficial interest in another class of shares--the Class S Shares--those shares are not currently available for public investment. Unless otherwise indicated, "shares" in this Statement refers to the Class D and Class E Shares of the LifePoints Funds.

  Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.


  SHAREHOLDER MEETINGS. The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.


  CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of the Trust, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Trust shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the Trust.

  The following shareholders owned 5% or more of the voting shares of the Investment Company or of the Funds at March 31, 1998:

     Aggressive Strategy Fund Class D: H&H Investment Solutions, Inc., Profit Sharing & Savings Plan, 127 Main Street, Portland, CT 06480, 99.70%, record.

     Balance Strategy Fund Class D: H&H Investment Solutions, Inc. 99.61%, record.

     Moderate Strategy Fund Class D: H&H Investment Solutions, Inc. 99.72%, record.

     Conservative Strategy Fund Class D: H&H Investment Solutions, Inc. 99.86%, record.

     Equity Balance Strategy Fund Class D: H&H Investment Solutions, Inc. 99.65%, record.

     Aggressive Strategy Fund Class E: Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, 16.45%, record. Halbert,
     Hargrove/Russell, MSX International Inc. 401(k) Plan, 100 Magellan Way, Covington, KY 41015, 13.24%, record. IFG/Russell, Delaware Charter Guarantee & Trust Co., PO Box 904, Hatfield, PA 19440, 7.35%, record.

     Balanced Strategy Fund Class E: Board of Pensions of the Church of God, PO Box 2559, Anderson, IN 46018, 55.94%, record. Capinco/Sargento, FIRSTAR Trust Co., PO Box 1787, Milwaukee, WI 53201, 24.71%, record.

     Moderate Strategy Fund Class E: Zions First National Bank, PO Box 30880, Salt Lake City, UT 84130, 36.30%, record. Charles Schwab & Co., 14.12%, record. IFG/Russell, Inc., 22.18%, record.

     Conservative Strategy Fund Class E: Jansco & Co, PO Box 190, Indiana, PA 15701, 50.85%, record. Zions First National Bank, 17.53%, record. Professional Pensions, Inc. FBO Professional Pensions, Inc. 401(k), 999 Broad Street, Bridgeport, CT 06604, 13.09%, record. Ballew/Russell, Inc., Gresham Petroleum Co., PO Box 690, Indianola, MS 38751, 6.79%, record. Charles Schwab & Co. Inc., 5.61%,record.

     Equity Balanced Fund Class E: Capinco/Sargento, 66.72%, record. Halbert, Hargrove/Russell, 8.56%, record. Charles Schwab & Co. Inc., 6.51%, record.



  For information in this regard, with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

  TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. A Trustee may be removed at any time by, in substance, a vote of two-thirds of Trust shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of Frank Russell Investment Management Company ("FRIMCo") or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

  The Trust paid $156,315.80 in aggregate for the year ended December 31, 1997 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's officers and employees are paid by FRIMCo or its affiliates.

  The following lists the Trustees and officers and their positions with the Trust, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Trust. The mailing address for all Trustees and officers affiliated with the Trust is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

  An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

  *George F. Russell, Jr.--65 years old--Trustee and Chairman of the Board. Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc.; Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

  *Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; November 1995 to June 1993, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

  Paul E. Anderson--66 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds, Forest Limited Partnership; 1984 to 1996, President, Vancouver Door Company, Inc.

  Paul Anton, Ph.D.--78 years old--Trustee. PO Box 1337, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds, President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

  William E. Baxter--72 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

  Lee C. Gingrich--67 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds, President, Gingrich Enterprises, Inc. (Business and Property Management).

  Eleanor W. Palmer--71 years old--Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; and Director of Frank Russell Trust Company.

  *George W. Weber--46 years old--Treasurer and Chief Accounting Officer. Treasurer and Chief Accounting Officer, Russell Insurance Funds, and Frank Russell Trust Company; Director, Funds Administration and Operations of Frank Russell Investment Management Company, Russell Funds Distributors, Inc and Frank Russell Trust Company; Senior Vice President and Fund Treasurer of The SSgA Funds (investment company); March 1993 to January 1996, Vice President, Operations, Funds Management, J.P. Morgan.

  *Randall P. Lert--44 years old--Director of Investments. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company, Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd. Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1, 1990 to November 1993, Director of Investments of Frank Russell Investment Management Company.

  *Karl J. Ege--56 years old--Secretary and General Counsel. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director -- Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London)and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company, S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co. PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.

  *Peter Apanovitch--52 years old--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds, Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

                           TRUSTEE COMPENSATION TABLE

                        (FOR FISCAL YEAR ENDED 12/31/97)


                                                                               TOTAL
                          AGGREGATE       PENSION OR                        COMPENSATION
                        COMPENSATION  RETIREMENT BENEFITS     ESTIMATED       FROM THE
                          FROM THE    ACCRUED AS PART OF   ANNUAL BENEFITS   INVESTMENT
                         INVESTMENT     THE INVESTMENT          UPON        COMPANY PAID
TRUSTEE                   COMPANY      COMPANY EXPENSES      RETIREMENT     TO TRUSTEES*
-------                 -----------  --------------------  ---------------  ------------
 Lynn L. Anderson          $     0            $0                 $0           $     0
 Paul E. Anderson          $20,000            $0                 $0           $31,263.16
 Paul Anton, PhD.          $20,000            $0                 $0           $31,263.16
 William E. Baxter         $20,000            $0                 $0           $31,263.16
 Lee C. Gingrich           $20,000            $0                 $0           $31,263.16
 Eleanor W. Palmer         $20,000            $0                 $0           $31,263.16
 George F. Russell         $     0            $0                 $0           $     0


* The Trustees received $12,000 for service on the Russell Insurance Funds' Board of Trustees ($4,000 of which was for service during 1996).

                             OPERATION OF THE TRUST


  SERVICE PROVIDERS. Most of the Trust's necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

      Consultant                        Frank Russell Company
      Manager, Transfer and Dividend    Frank Russell Investment Management
       Disbursing Agent                  Company
      Money Managers for the            Multiple professional discretionary
       Underlying Funds                  investment management organizations
      Custodian and Portfolio           State Street Bank and Trust Company
       Accountant


  CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing the Trust and provides ongoing consulting services, described in the Prospectus, to the Trust and FRIMCo. FRIMCo does not pay Frank Russell Company an annual fee for consulting services.


  Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris) and Frank Russell Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a whollyowned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.


  MANAGER. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Underlying Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Underlying Funds' Liquidity Portfolios. (See, "Investment Policies of the Underlying Funds -- Liquidity Portfolios.") FRIMCo also acts as the Trust's transfer agent and dividend disbursing agent. FRIMCo, as agent for the

Trust, pays the money managers' fees for the Underlying Funds, as a fiduciary for the Underlying Funds.

  Each of the Funds pays an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Underlying Funds. (See the Prospectuses for the Underlying Funds' annual percentage rates.)


  The LifePoints Funds commenced operations during calendar year 1997 and therefore incurred management fees due to FRIMCo for only a portion of the year 1997.

                                 12/31/97
                                 --------
  Equity Balanced Fund            $1,140
  Aggressive Strategy Fund         1,727
  Balanced Strategy Fund           1,187
  Moderate Strategy Fund             151
  Conservative Strategy Fund           8


  FRIMCo voluntarily agreed to waive its management fee during the fiscal year ending December 31, 1997.

  The Underlying Funds in which the LifePoints Funds currently invest paid FRIMCo the listed management fees for the periods ended December 31, 1997, 1996, and 1995:

                                                YEARS ENDED
                                    -----------------------------------
                                     12/31/97     12/31/96    12/31/95
                                    ----------   ----------  ----------
     Diversified Equity             $6,898,175   $4,728,098  $3,842,471
     Special Growth                  4,538,822    3,306,695   2,588,270
     Quantitative Equity             6,605,488    4,454,628   3,469,134
     International Securities        7,741,258    6,497,074   5,723,534
     Diversified Bond                2,748,159    2,359,767   2,308,823
     Volatility Constrained Bond       812,308      836,818     985,215
     Multistrategy Bond              2,351,480    1,673,473   1,217,039
     Real Estate Securities          4,426,518    2,943,165   2,065,552
     Emerging Markets*               4,167,163    2,773,817   1,380,549



  *Prior to April 1, 1995, the Emerging Markets Fund paid no management fees to FRIMCo, as each shareholder of the Fund had entered into a written Asset Management Services Agreement with FRIMCo. Under such Agreements, the shareholders had agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in the Fund. Beginning April
1, 1995, the Investment Company's Management Agreement was amended to provide that the Emerging Markets Fund would pay an annual management fee, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. When applicable, a shareholder of the Emerging Markets Fund or the shareholder's financial intermediary continues to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and pays fees under such agreement based on a specified percentage of average assets which are subject to the agreement relating to FRIMCo's provision of individual shareholder investment services with respect to that shareholder.


  Effective May 1, 1996, FRIMCo agreed to waive its management fee for the Emerging Markets and Multistrategy Bond Funds, to the extent Fund level expenses of these Funds exceed 1.95% and 0.80% of average daily net assets on an annual basis, respectively. In 1996, waivers and reimbursements for Multistrategy Bond Fund amounted to $157,752. No waiver nor reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers and reimbursements, management fees paid by the Multistrategy Bond Fund amounted to $1,515,721.


  In 1997, waivers for Multistrategy Bond Fund amounted to $126,393. No waiver nor reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers, management fees paid by the Multistrategy Bond Fund amounted to $2,225,087.

  Through March 31, 1995, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 0.80% of average daily net assets on an annual basis. Effective April, 1995 through April 30, 1996, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 2.00% of average daily net assets on an annual basis. From May 1, 1996 FRIMCo has agreed to reimburse the Emerging Markets Fund for all expenses exceeding 1.95% of average daily net assets on an annual basis. In 1995, reimbursements for the Emerging Markets Fund were $37,115. As a result of the reimbursements, management fees paid by the Emerging Markets Fund amounted to $1,343,434. FRIMCo made no reimbursements to the Emerging Markets Fund in 1996 nor 1997.

  While FRIMCo will perform investment management services for the LifePoints Funds (i.e., determining the percentages of the Underlying Funds which will be purchased by each LifePoints Fund, and periodically adjusting the percentages and the Underlying Funds), FRIMCo presently intends to waive its entire 0.25% management fee through December 31, 1998 but may terminate its waiver at any time thereafter without notice to shareholders. Each of the LifePoints Funds will indirectly bear their proportionate share of the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of the management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund.

  FRIMCo also provides, through its Russell Private Investment Division Investment, investment advisory, consulting and money manager evaluation services to high net worth individuals and families.

  FRIMCo is a wholly owned subsidiary of Frank Russell Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.


  MONEY MANAGERS. The money managers of the Underlying Funds have no affiliations or relationships with the Trust or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other offshore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.


  DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of the Trust shares. The Distributor receives no compensation from the Trust for its services. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.


  CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for the Trust. State Street also provides the basic portfolio recordkeeping required by each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the following percentages of the month end net assets of all domestic funds: $0 up to and including $10 billion -0.0075%; over $10 billion -0.0065%; global custody - an annual fee, payable monthly on a pro rata basis, based on other month-end net assets and geographic classification of the investments in the international funds; fund accounting -
(i) an annual fee of $10,000 - $24,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $6.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $12.00 per security; multiple class fee of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. Additionally, the following fees will be assessed for the LifePoints Funds: (i) daily priced accounting fee of $1,000 per month, (ii) monthly priced accounting fee of $500 per month and (iii) transaction fee of $5 per transaction. In addition, interest earned on uninvested cash balances is used to offset the custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

  TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for the Trust. For this service, FRIMCo is paid a fee of $20.00 per shareholder transaction by each Underlying Fund. The Board has approved a new fee arrangement to be effective May 18, 1998, pursuant to which FRIMCo will be paid a per-account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. The LifePoints Funds' investments in the Underlying Funds will not be charged a fee. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

  ORDER PLACEMENT DESIGNEES. The Trust has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for Trust shares. Certain Financial Intermediaries are authorized, subject to approval of the Trust Distributor, to designate other intermediaries to accept purchase and redemption orders on the Trust behalf. The Trust will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the Trust Fund's net asset value next computed after they are accepted by Financial Intermediary or an authorized designee, provided that the Financial Intermediary or an authorized designee timely transmits the customer order to the Investment Company.


  INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the independent accountants of the Trust. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.


  PLAN PURSUANT TO RULE 18F-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permit a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted and, on November 4, 1996 amended, a plan pursuant to Rule 18f-3 (the "Rule 18f-3 plan") on behalf of each Fund that issues multiple classes of shares (each a "Multiple Class Fund"). The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(1) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain expenses allowable to such class; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) a class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and
(7) each class of shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

  DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1 ("Rule 12b-1"), which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the LifePoints Funds have adopted a distribution plan (the "Distribution Plan") for the LifePoints Funds' Class D Shares, which is described in the Prospectus. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Disinterested Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective LifePoints Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the

Distributor represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the LifePoints Funds by enabling the LifePoints Funds to reach and retain more investors and Financial Intermediaries (including brokers, banks, financial planners, and other financial institutions), although it is impossible to know for certain, in the absence of the Distribution Plan or under an alternative distribution agreement, the level of sales and asset retention that a LifePoints Fund would enjoy.


  The Distribution Plan provides that each LifePoints Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class D Shares for any activities or expenses primarily intended to result in the sale of Class D Shares of a LifePoints Fund. Such payments by the Trust will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board has presently determined to limit payment under the Distribution Plan to 0.25% of average daily net assets. Any amendment to increase materially the amount that may be spent for distribution pursuant to the Distribution Plan must be approved by a vote of the holders of the lesser of
(a) more than fifty percent (50%) of the outstanding Class D Shares of a LifePoints Fund or (b) sixty-seven percent (67%) or more of the Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such LifePoints Fund are present or represented by proxy. The Distribution Plan does not provide for the LifePoints Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Continuation of the Distribution Plan must be approved annually by a majority of the Trustees including a majority of the Disinterested Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a LifePoints Fund's Class D Shares, without penalty, at any time, by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Class D Shares of a LifePoints Fund or (ii) sixty-seven (67%) or more of the Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy.


  Under the Distribution Plan, the LifePoints Funds may, through the Distributor, also enter into agreements ("Selling Agent Agreements") with financial intermediaries ("Selling Agents"), to provide the distribution activities provided by the Selling Agents with respect to the Class D Shares held by or for the customers of the Selling Agents. Such arrangements are more fully described in the Prospectus under "Distribution and Shareholder Service Plans."

  SHAREHOLDER SERVICES PLAN. A majority of the Trustees has also adopted, on behalf of each LifePoints Fund, a Shareholder Services Plan pertaining to the LifePoints Funds' Class D Shares and Class E Shares (the "Service Plan"), effective November 5, 1996.

  Under the Service Plan, the Trust may compensate the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class D or Class E Shares of any of the LifePoints Funds offering such shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class D or Class E Shares of the LifePoints Funds. Such payments by the Trust will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class D or Class E Shares of any LifePoints Fund may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Class D or Class E Shares.

  Among other things, the Service Plan provides that (1) the Distributor shall provide to the Trust's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by the Trust pursuant to the Service Plan, or by Servicing Agents pursuant to the Service Plan and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees;
and (4) the Service Plan is terminable, as to a LifePoints Funds' Class D or Class E Shares, by a vote of a majority of the Trustees.

 UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Underlying Funds is the annual management fee payable to FRIMCo. The Underlying Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records payable to Frank Russell Company; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

  Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

  As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Underlying Funds. This waiver may be changed or rescinded at any time.


  LIFEPOINTS FUND OPERATING EXPENSES. Each LifePoints Fund is expected to have a low operating expense ratio although, as a shareholder of the Underlying Funds, each LifePoints Fund indirectly bears its pro rata share of the management fees charged to, and expenses of operating, the Underlying Funds in which it invests. It is currently contemplated that all other operating expenses (shareholder servicing, legal, accounting, etc.) except for the 0.25% management fee and any Rule 12b-1 Fees and Shareholder Service Fees will be paid for in accordance with these Special Servicing Agreements (each a "Servicing Agreement") among each LifePoints Fund, its Underlying Funds and FRIMCo. Under the Servicing Agreement, FRIMCo arranges for all services pertaining to the operations of the LifePoints Funds, including transfer agency services but not including any services covered by the LifePoints Funds' management fee or any Rule 12b-1 or Shareholder Service Fees. However, it is expected that the additional assets invested in the Underlying Funds by the LifePoints Funds will produce economies of operations and other savings for the Underlying Funds which will exceed the cost of the services required for the operation of the LifePoints Funds. In this case, the Servicing Agreement provides that the officers of the Trust, at the direction of the Trustees, may apply such savings to payment of the aggregate operating expenses of LifePoints Funds which have invested in that Underlying Fund, so that the Underlying Fund will bear those operating expenses in proportion to the average daily value of the shares owned by the LifePoints Fund, provided that no Underlying Fund will bear such operating expenses in excess of the estimated savings to it. In the event that the aggregate financial benefits to the Underlying Funds do not exceed the costs of the LifePoints Funds, the Servicing Agreement provides that either FRIMCo or the Underlying Funds will bear that portion of costs determined to be greater than the benefits. Those costs include Fund accounting, custody, auditing, legal, blue sky and, as well as organizational, transfer agency, prospectus, shareholder reporting, proxy, general administrative and miscellaneous expenses.


  VALUATION OF THE LIFEPOINTS FUND SHARES. The net asset value per share of Class D and Class E Shares is calculated separately for each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every weekday, except New

Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



  PRICING OF SECURITIES. The Class S Shares of the Underlying Funds held by each LifePoints Fund are valued at their net asset value. The Emerging Markets, International Securities, Diversified Bond, and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Underlying Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Class S Shares of the Underlying Fund when a shareholder (such as a LifePoints Fund) is not able to purchase or redeem Underlying Fund shares. Further, because foreign securities markets may close prior to the time the Underlying Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Underlying Funds calculate net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.


  PORTFOLIO TURNOVER RATES OF THE LIFEPOINTS FUNDS. The portfolio turnover rate for each LifePoints Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund shares for the particular year, by the monthly average value of the Underlying Fund shares owned by the LifePoints Fund during the year. Each LifePoints Fund's portfolio turnover rate is expected not to exceed 25%. The LifePoints Funds will purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of each LifePoints Fund's shares; (ii) change the percentages of each LifePoints Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each LifePoints Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.


  PORTFOLIO TRANSACTION POLICIES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Underlying Funds' Liquidity Portfolios. The Underlying Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Underlying Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Underlying Funds for the periods ended December 31, 1997 and 1996, respectively, were as follows: Diversified Equity Fund, 114.11% and 99.90%; Special Growth Fund, 97.19% and 118.13%; Quantitative Equity Fund, 87.67% and 74.33%; International Securities Fund, 73.54% and 42.43%; Diversified Bond Fund, 172.43% and 138.98%; Volatility Constrained Bond Fund, 197.45% and 311.51%; Multistrategy Bond Fund, 263.75% and 145.38%; Real Estate Securities Fund, 49.40% and 51.75%; and Emerging Markets Fund, 50.60% and 34.62%.


  The Underlying Funds may effect portfolio transactions with or through Frank Russell Securities, Inc., an affiliate of FRIMCo, only when the applicable money manager determines that the Underlying Fund will receive competitive execution, price and commissions. Frank Russell Securities, Inc. refunds to the Underlying Fund up to 70% of the commissions paid by that Underlying Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Underlying Funds through Frank Russell Securities, Inc. at the request of the money manager, research services obtained from third party service providers at market rates are provided to the Underlying Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Underlying Funds through Frank Russell Securities, Inc. research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Emerging Markets and Real Estate Securities Funds. All Underlying Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates). Generally, securities are purchased for Diversified Equity, Quantitative Equity, International Securities, Diversified Bond, Emerging Markets and Real Estate Securities Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Underlying Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Special Growth, Volatility Constrained Bond and Multistrategy Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these three Underlying Funds.

  BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


  Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager of the Underlying Fund. The Trust's Portfolio Management Agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Trust or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


  In addition, the Portfolio Management Agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Underlying Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.


  FRIMCo does not expect the Trust ordinarily to effect a significant portion of the Trust's total brokerage business for the Underlying Funds with broker-dealers affiliated with its money managers. However, a money manager may effect portfolio transactions for the segment of an Underlying Fund's portfolio assigned to the money manager with a broker-dealer affiliated with the manager, as well as with brokers affiliated with other money managers.


  BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the Underlying Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Underlying Funds. Frank Russell Company maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

     For information regarding brokerage commissions paid by the Underlying Funds and the Underlying Funds' holdings of securities issued by the top ten broker dealers used by those Funds, refer to the Statement of Additional Information for the Underlying Funds.

  YIELD AND TOTAL RETURN QUOTATIONS. The LifePoints Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of shares which they offer. Because the Class D and Class E Shares are subject to a shareholder services fee, the average annual total return performance of these classes may be different from the average annual total return performance of the Class S Shares (which are not presently offered for public investment). Furthermore, since the Class D Shares are subject to Rule 12b-1 fees, the average annual total return performance of the Class D Shares may be different from the Class E Shares.

  Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the LifePoints Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/= ERV

Where:         P    =    a hypothetical initial payment of $1,000;
               T    =    average annual total return;
               n    =    number of years; and
               ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

  The calculation assumes that all dividends and distributions of each LifePoints Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class D and Class E Shares will be reported in the Prospectus.

 Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a LifePoints Fund calculates yields for each class of shares which it offers. Yields for the LifePoints Funds, which do not invest primarily in money market instruments, are calculated by dividing the net investment income per share earned during a 30day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD= 2[(a-b+1)/6/-1]
                                   ---------------
                                         cd


Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
             d  =  the maximum offering price per share on the last day of the period.



  The yields for the LifePoints Funds investing primarily in fixed-income instruments are reported in the Prospectus.

  Each LifePoints Fund may, from time to time, advertise non-standard performances, including average annual total return.

  Each LifePoints Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

                     INVESTMENT RESTRICTIONS, POLICIES AND
                       PRACTICES OF THE LIFEPOINTS FUNDS


  Each LifePoints Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that LifePoints Fund. Other policies may be changed by a LifePoints Fund without shareholder approval. The LifePoints Funds' investment objectives are set forth in the respective Prospectus.

  INVESTMENT RESTRICTIONS. Each LifePoints Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

  1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

  2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).


  3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, except with respect to shares of Trust Funds.

  4.  Invest in companies for the purpose of exercising control or management.

  5. Purchase or sell real estate; provided that each LifePoints Fund may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  6.  Purchase or sell commodities or commodities contracts.

  7. Borrow amounts in excess of 5% of the LifePoints Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that a LifePoints Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. A LifePoints Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets.

  8. Purchase securities on margin or effect short sales (except that a LifePoints Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

  9. Engage in the business of underwriting securities issued by others or purchase securities.


  10. Participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

  11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the entry into "repurchase agreements;" or (ii) the lending of portfolio securities in the manner generally described in the LifePoints Funds' Prospectus' section "Investment Policies, Restrictions and Risks of the LifePoints Funds -- Lending Portfolio Securities."

  12. Purchase or sell options.


  13. Purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act (and as described below).

  14. Purchase from or sell portfolio securities to the officers, the Trustees or other "interested persons" (as defined in the 1940 Act) of the Investment Company, including the Underlying Funds' money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.


 15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, entering into permissible reverse repurchase agreements, or issuing shares of beneficial interest in multiple classes.

  Because of their investment objectives and policies, the LifePoints Funds will concentrate more than 25% of their assets in the mutual fund industry. In accordance with the LifePoints Funds' investment policies set forth in the Prospectus, each of the LifePoints Funds may invest more than 25% of its assets in the Underlying Funds. However, each of the Underlying Funds in which each LifePoints Fund will invest (other than the Real Estate Securities Fund) will not concentrate more than 25% of its total assets in any one industry. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

INVESTMENT POLICIES AND PRACTICES OF THE LIFEPOINTS FUNDS

  REPURCHASE AGREEMENTS. Each LifePoints Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next day). The securities purchased by a LifePoints Fund have a total value in excess of the value of the repurchase agreement and are held by the LifePoints Fund's custodian bank until repurchased. Repurchase agreements assist a LifePoints Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The LifePoints Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by FRIMCo.

  MONEY MARKET INSTRUMENTS. Each LifePoints Fund may invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a LifePoints Fund's interest in a security is subject to market action. Each LifePoints Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund's securities. The procedures also address such matters as diversification and credit quality of the securities the LifePoints Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act.

  ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the LifePoints Funds pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by a LifePoints Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the LifePoints Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A LifePoints Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

                  INVESTMENT POLICIES OF THE UNDERLYING FUNDS

  The following is a description of the investment objective and policies for each of the Underlying Funds.

  DIVERSIFIED EQUITY FUND. The Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

  SPECIAL GROWTH FUND. The Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000/(R)/ Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the money manager believes that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.

  QUANTITATIVE EQUITY FUND. The Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000/(R)/ Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000/(R)/ Index.

  The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000/(R)/ Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objectives.

  The Fund will seek to achieve its investment objectives by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility and limited market underperformance. However, there is no guarantee the Fund will have such characteristics at any one time. A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000/(R)/ Index. Once the money manager has ranked the securities, it then selects the securities most likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000/(R)/ Index.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.


  INTERNATIONAL SECURITIES FUND. The Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

  EMERGING MARKETS FUND. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets. For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not be invested in all such markets at all times. Investing in some of the listed markets may not be feasible, due to lack of adequate custody arrangements or current legal requirements. In the future, the Fund's money managers may determine, based on information then available, to include additional emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country. A company in an emerging market means: (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or
(iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs).
The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by emerging market companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "High Risk Bonds" below.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles. To invest in these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities."

  REAL ESTATE SECURITIES FUND. The Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Except for temporary defensive purposes, the Fund will only invest in real estate related securities, which include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

  The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemption from the 1940 Act.

  The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

  DIVERSIFIED BOND FUND. The Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities. The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

  VOLATILITY CONSTRAINED BOND FUND. The Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy, allocating investments among securities denominated in the US dollar and the currencies of a number of foreign countries and, where consistent with its policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single currency other than the US dollar. At this time, FRIMCo intends to limit total non-US dollar investments to no more than 25% of total Fund assets.

  The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated). In addition to the US dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) debt securities issued or guaranteed by the US government, its agencies or instrumentalities ("US Government Securities"); (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined by the money managers to be of equivalent quality; (c) investment grade corporate debt securities or, if unrated, determined by the money managers to be of equivalent quality; (d) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of US banks or US or foreign branches of foreign banks) having total assets of more than $500 million and determined by the money managers to be of high-quality; and (e) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch

Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps, Inc., TBW-1 or TBW-2 by Thomson Bank Watch, Inc., or, if not rated, issued by US or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the money managers to be of high-quality.

  As described above, the Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is an organization consisting of certain European states engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Community. The specific amounts of currency comprising the ECU may be adjusted by the Counsel of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. The money managers investing in such securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

  The Fund may enter into interest rate swaps, which involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

  MULTISTRATEGY BOND FUND. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. Interest rate swaps are described under "Volatility Constrained Bond Fund." The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

  The Fund may invest in debt securities issued by supranational organizations. Supranational organizations are described under "Volatility Constrained Bond Fund."

  Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit, which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits, which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit, which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment in Foreign Securities."

  The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities." Emerging markets are described under "Emerging Markets Fund." Emerging market debt that the Fund may invest in includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "High Risk Bonds."

  INVESTMENT PRACTICES. The Underlying Funds use certain investment instruments and techniques commonly used by institutional investors. The principal practices are the following:

  FORWARD COMMITMENTS. Each Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, liquid assets of the Underlying Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

  Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Underlying Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to an Underlying Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.


  LENDING PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. Such loans may be terminated at any time. A Fund will receive cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 102% for loans of US securities, and 105%, for non-US securities, of the current market value of loaned securities. The collateral will be "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above of the market value of the loaned securities.


  Cash collateral is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Underlying Fund and the Fund's custodian. Each Underlying Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Underlying Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.


  Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Trust may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Underlying Fund must immediately pay the amount of the shortfall to the borrower.

  ILLIQUID SECURITIES. The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Underlying Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.


  CASH RESERVES. Each Underlying Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by an Underlying Fund) in money market instruments and in debt securities which are at least comparable in quality to the Underlying Fund's permitted investments. In lieu of having each of the Underlying Funds make separate, direct investments in money market instruments, each Underlying Fund and its money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund.


  The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. The Underlying Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Trust's other Funds. The Money Market Fund and the Underlying Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Underlying Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to the Underlying Funds will be voted by the Trustees of the Trust in the same proportion as the shares of the Money Market Fund which are held by shareholders which are not

Underlying Funds. Underlying Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund.


  LIQUIDITY PORTFOLIO. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect an Underlying Fund's performance since the money manager sells the securities for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests. The holding of significant amounts of cash is contrary, however, to the investment objectives of the Diversified Equity, Special Growth, Quantitative Equity and International Securities Funds. The more cash these Underlying Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5-15% of the Funds' assets assigned to a "Liquidity Portfolio."


  A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create temporarily an equity exposure for cash reserves through the use of options and futures contracts until those cash reserves are invested in securities or used for Underlying Fund transactions. This will enable those four Underlying Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

  MONEY MARKET INSTRUMENTS. Similar to the LifePoints Funds, and as described earlier in this Statement, the Underlying Funds may invest in money market instruments.

  US GOVERNMENT OBLIGATIONS. The types of US government obligations the Underlying Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and
(c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US government obligations on a forward commitment basis.

  RUSSELL 1000 INDEX. The Russell 1000/(R)/ Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10K report with the SEC, foreign securities and ADRs.

  The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

  The Russell 1000/(R)/ Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.

  HIGH RISK BONDS. The Underlying Funds, other than the Emerging Markets and Multistrategy Bond Funds, do not invest their assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Underlying Funds, other than Emerging Markets and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.

  The Emerging Markets and Multistrategy Bond Funds will invest in "investment grade" securities and may invest up to 5% of its total assets (in the case of the Emerging Markets Fund) and 25% of its total assets (in the case of the Multistrategy Bond Fund) in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Funds to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Underlying Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Multistrategy Bond and Emerging Markets Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis.

  Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

  Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."

  RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

  In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund's shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

  The managers of the Emerging Markets and Multistrategy Bond Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  INVESTMENT IN FOREIGN SECURITIES. The Underlying Funds may invest in foreign securities. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  DEPOSITORY RECEIPTS. Each Underlying Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respect similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Funds may invest in sponsored and unsponsored ADRs.


  OPTIONS AND FUTURES. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that the Trust's Board determines that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

  CALL AND PUT OPTIONS ON SECURITIES. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

  An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

  An Underlying Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

  To close out a position when writing covered options, an Underlying Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

  The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

  The Underlying Funds intend to purchase and write call and put options on specific securities.

  SECURITIES INDEX OPTIONS. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Underlying Funds, other than the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds, currently intends to purchase and write call and put options on securities indexes.

  OPTIONS ON FOREIGN CURRENCY. The Underlying Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Underlying Funds, other than the Multistrategy Bond and Emerging Markets Funds, currently intends to write or purchase such options.


  OPTIONS ON SECURITIES AND INDEXES. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds' ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities.


  An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.


  An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

  An Underlying Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration

(or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Underlying Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid assets in a segregated account with the Custodian.

  If an option written by an Underlying Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.


  To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

  An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by an Underlying Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


  FOREIGN CURRENCY. An Underlying Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.


  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the ECU. It is expected that other futures contracts will be developed and traded in the future.


  An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out before exercise or expiration by an offsetting purchase or sale on option on a futures contract of the same series.

  There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

  An Underlying Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

  As long as required by regulatory authorities, each Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

  When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits.

  A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to-market its open futures positions.

  An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

  LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


  When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.


  When selling a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).


  When selling a call option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.


  When selling a put option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

  In order to comply with applicable regulations of the CFTC pursuant to which the Underlying Funds avoid being deemed to be a "commodity pools," the Funds are limited in entering into future contracts and options on future contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

  The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."


  RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

  HEDGING STRATEGIES. Stock index futures contracts may be used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, an Underlying Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Underlying Fund's cash reserves always will be fully exposed to equity market performance.

  Financial futures contracts may be used by the International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

  The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.


  When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  FOREIGN CURRENCY FUTURES CONTRACTS. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

  A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

  RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

  In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.


  FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS ("FORWARD CURRENCY CONTRACTS"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen - at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. An Underlying Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If an Underlying Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Underlying Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

  At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency or offsets will be available to a Fund.

  Upon maturity of a forward currency contract, the Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Underlying Funds.

  The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

  If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

  Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.


  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.


  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Underlying Funds are engaged in that strategy.

  An Underlying Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that an Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

  ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage related and other asset-backed securities the Underlying Funds may invest in include the securities described below:

  MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

  COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

  ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

  FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

  BRADY BONDS. The Multistrategy Bond Fund may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

                                     TAXES

  In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each LifePoints Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a LifePoints Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a LifePoints Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the LifePoints Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the LifePoints Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs, including shares of the Underlying Funds) of any one issuer.


  Notwithstanding the Distribution Requirement described above, which only requires each LifePoints Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net 28% and 20% capital gain over net short-term capital loss), each LifePoints Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.

  ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain. As described above, the Underlying Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts.

  STATE AND LOCAL TAXES. Depending upon the extent of a LifePoints Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a LifePoints Fund may be subject to the tax laws of such states or localities.


  Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

                          RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

  MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  STANDARD & POOR'S RATINGS GROUP ("S&P"):

  AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

  BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

  B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

  C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

  D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES. MOODY'S:

  Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

  MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

  MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

  S&P:

  A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

  SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  SP-2 -- Satisfactory capacity to pay principal and interest.

  S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

  MOODY'S:

  Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

  Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

  Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

  Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  S&P:

  Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

  A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  DUFF & PHELPS, INC.:

  Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

  Duff 1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

  Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  Duff 4 -- Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  Duff 5 -- Issuer failed to meet scheduled principal and/or interest payments.

  IBCA, INC.:

  In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

  IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

  Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

  IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

  A1+ -- Obligations supported by the highest capacity for timely repayment.

  A1 -- Obligations supported by a very strong capacity for timely repayment.

  A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

  B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

  C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

  D1 -- Obligations which have a high risk of default or which are currently in default.

  FITCH INVESTORS SERVICE, INC. ("FITCH"):

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

  F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

  F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

  These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

  The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

  TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

  TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

  TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                              FINANCIAL STATEMENTS


  The 1997 annual financial statements of the LifePoints Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the LifePoints Funds Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                           FRANK RUSSELL INVESTMENT COMPANY
                                           --------------------------------
                                           File No. 2-71299 and 811-3153
                                           1933 Act Post-Effective Amend. No. 39
                                           1940 Act Amendment No. 39

                                    PART C

                               OTHER INFORMATION
                               -----------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

          (a) Audited Financial Statements for the year ended 12/31/97 for the Equity I, Equity II, Equity III, Equity Q, Equity T, Fixed Income I, Fixed Income II, Fixed Income III, International, Emerging Markets, Money Market, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, International Securities, Limited Volatility Tax Free, Real Estate Securities, US Government Money Market and Tax Free Money Market Funds, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds. Annual Report for the Frank Russell Investment Company Funds are incorporated by reference to March 3, 1998 electronic filing via EDGAR on Form N-30D.

          (b)  Exhibits
               --------

               1(a) Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(b) 11/29/84 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(c) 5/29/85 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(d) 1/26/87 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(e) 2/23/89 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(f) 5/11/92 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(g) 3/22/96 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               1(h) 4/22/96 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 33)

               Exhibits
               --------

               1(i)      11/4/96 Amendment to Master Trust
                         Agreement (incorporated by reference to Post-Effective Amendment No. 36)

               2. Bylaws (incorporated by reference to the Post-Effective Amendment No. 38)

               3.        Voting Trust Agreement (not applicable)

               4.        Specimen Securities

               4(a) Equity I Fund, Equity II Fund, Equity III Fund, Fixed Income I Fund, Fixed Income II Fund, International Fund and Money Market Fund

               4(b) Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Diversified Bond Fund, Volatility Constrained Bond Fund, International Securities Fund, Limited Volatility Tax Free Fund and U.S. Government Money Market Fund

               4(c)      Quantitative Equity, Equity Q and Tax Free Money Market
                         Funds

               4(d)      Real Estate Securities Fund

               5(a) Amended and Restated Management Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 32)

               5(a)(1) Letter Agreement adding Equity T Fund to the Management Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               5(a)(2) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Management Agreement (incorporated by reference to Post-Effective Amendment No. 36)

               Exhibits
               --------

               5(a)(3) Letter Agreement amending the Amended and Restated Management Agreement amending Section 6A of the Management Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               5(b)(1) Service Agreement with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 38)

               5(b)(2) Letter Agreement adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               5(b)(3) Amendment 1 to Service Agreement with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Post-Effective Amendment No. 38)

               5(b)(4) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               5(b)(5) Amendment No. 2 to the Service Agreement with Frank Russell Company and Frank Russell Investment Management Company amending Section 4 of the Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               5(b)(6) Letter Agreement adding Equity T Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               5(b)(7) Letter Agreement with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Post-Effective Amendment No. 32)

               5(b)(8) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Yield Calculation Services Agreement(incorporated by reference to Post-Effective Amendment No. 36)

               5(c)(1) Portfolio Management Contract, as amended, with Money Managers and Frank Russell Investment

                         Management Company (incorporated by reference to Post-Effective Amendment No. 32)

               Exhibits
               --------

               6(a)(1) Distribution Agreement with Russell Fund Distributors, Inc. (incorporated by reference to Post-Effective Amendment No. 38)

               6(a)(2) Letter Agreement adding Real Estate Securities Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               6(a)(3) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               6(a)(4) Letter Agreement adding Equity T Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               6(a)(5) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Distribution Agreement(incorporated by reference to Post-Effective Amendment No. 36)

               7.        Bonus Plans (none)

               8(a) Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 38)

               8(b) Letter Agreement adding Real Estate Securities Fund to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(c) Letter Agreement adding Fixed Income III and Multistrategy Bond Funds to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(d) Letter Agreement adding Emerging Markets Fund to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(e) Amendment No. 1 to Custodian Agreement with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(f) Form of Amendment to Custodian Agreement with State Street Bank and Trust Company amending Sections 2.2 and
                         2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(g) Amendment to the Custodian Agreement with State Street Bank and and 2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               8(h) Amendment to the Fee Schedule of the Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 38)

               Exhibits
               --------

               8(i) Amendment to the Custodian Agreement with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Post-Effective Amendment No. 32)

               8(j) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 32)

               8(k) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 32)

               8(l) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Equity T Fund (incorporated by reference to Post-Effective Amendment No. 32)

               8(m) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds. (incorporated by reference to Post-Effective Amendment No. 36)

               9(a)(1) Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 38)

               9(a)(2) Letter Agreement adding Real Estate Securities Fund to the (Transfer) Agency Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               9(a)(3) Letter Agreement adding Fixed III Income, Multistrategy Bond and Emerging Markets Funds to the (Transfer) Agency Agreement (incorporated by reference to Post-Effective Amendment No. 38)

               Exhibits
               --------

               9(a)(4) Letter Agreement amending Schedule A of the Transfer and Dividend Disbursing Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 32)

               9(a)(5) Letter Agreement adding Equity T Fund to the Transfer and Dividend Agency Agreement (incorporated by reference to Post-Effective Amendment No. 32)

               9(a)(6) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Transfer and Dividend Disbursing Agency Agreement. (incorporated by reference to Post-Effective Amendment No. 36)

               9(b) General forms of Frank Russell Investment Management Company's Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Post-Effective Amendment No. 38)

               9(c) General forms of Frank Russell Investment Management Company's Asset Management Services Agreement with its clients (incorporated by reference to Post-Effective Amendment No. 38)

               9(d) General form of Frank Russell Investment Management Company's Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Post-Effective Amendment No. 38)

               9(e) Shareholder Servicing Plan including forms of related agreements (incorporated by reference to Post-Effective Amendment No. 36)

               9(f) General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Post-Effective Amendment No. 38)

               Exhibits
               --------

               10.       Opinion and Consent of Counsel


               11(a)     Other Opinions -Consent of Independent Accountants



               11(b) Limited Power of Attorney with respect to Amendments to the SEC Registration Statements of Frank Russell Investment Company of Frank Russell Investment Company Trustees (incorporated by reference to Post-Effective Amendment No. 38)

               12.       Financial Statements omitted from Item 23 (none)

               13. Agreement related to Initial Capital provided by Frank Russell Company (incorporated by reference to Post-Effective Amendment No. 38)

               14.       Model Retirement Plans (none)

               15. Rule 12b-1 Distribution Financing Plan including forms of related agreements(incorporated by reference to Post-Effective Amendment No. 36)

               16.       Schedule of Computation of Performance Calculation


               17.       Financial Data Schedules for Frank Russell Investment
                         Funds

               18. Multiple Class Plan Pursuant to Rule 18f-3(incorporated by reference to Post-Effective Amendment No. 33)

Item 25.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None

Item 26.  Number of Holders of Securities
          -------------------------------

                     (1)                                        (2)
                Title of Class             Number of Record Holders as of March 31, 1998
                --------------             ---------------------------------------------
          Shares of beneficial interest
          Par Value $0.01
            Equity I                                          6,309
            Equity II                                         6,060
            Equity III                                        1,342
            Equity Q                                          5,627
            Equity T                                            876
            International                                     6,359
            Emerging Markets                                 18,179
            Fixed Income I                                    3,914
            Fixed Income II                                   2,948
            Fixed Income III                                  3,795
            Money Market                                      3,618
            Diversified Equity                               15,183
            Special Growth                                   14,979
            Equity Income                                     5,209
            Quantitative Equity                              15,099
            International Securities                         14,846
            Diversified Bond                                  6,179
            Volatility Constrained Bond                       2,310
            Multistrategy Bond                                8,876
            Limited Volatility Tax Free                         888
            Real Estate Securities Fund                      19,542
            U.S. Government Money Market                      3,915
            Tax Free Money Market                             1,007


            Aggressive Strategy                                  178
            Balanced Strategy                                    171
            Moderate Strategy                                     56
            Conservative Strategy                                100
            Equity Balanced Strategy                              17


Item 27.  Indemnification
          ---------------

          Incorporated by reference to Post-Effective Amendment No. 6.

Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          See, Registrant's prospectus sections "The Purpose of the Fund-- Multi-Style, Multi-Manager Diversification," "The Money Managers" and "Money Manager Profiles," the Statement of Additional Information sections "Structure and Governance--Trustees and Officers," and "Operation of Investment Company--Consultant."

Item 29.  Principal Underwriters
          ----------------------

          (a)  The Seven Seas Series Fund.

          (b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

        Name and                   Positions and                  Position and
   Principal Business              Officers with                  Offices with
         Address                     Registrant                   Underwriter
   ------------------              -------------                  ------------
George F. Russell, Jr.     Chairman of the Board           None
Lynn L. Anderson           Trustee, President, Chief       Director, Chairman of the Board
                           Executive Officer               and Chief Executive Officer
Eric A. Russell            None                            Director and President
George W. Weber            Treasurer and Chief             Director, Fund Administration and
                           Accounting Officer              Operations
Karl J. Ege                Secretary and General Counsel   Secretary and General Counsel
Randall P. Lert            Director of Investments         Director
Linda L. Gutmann           None                            Treasurer
J. David Griswold          None                            Assistant Secretary and Associate
                                                           General Counsel and Chief
                                                           Compliance Officer
Gregory J. Lyons           Assistant Secretary and         Assistant Secretary
                           Associate General Counsel
Mary E. Hughs              None                            Assistant Secretary
Carla L. Anderson          None                            Assistant Secretary
Warren Thompson III        None                            Corporate Tax Counsel
Sandra J. Burke            Assistant Secretary             None
Deedra S. Walkey           Assistant Secretary             None
Amy Osler                  Assistant Secretary             None
John James                 None                            Assistant Secretary
Rick J. Chase              Assistant Treasurer             None
Mark E. Swanson            Assistant Treasurer             None


          (c)  Inapplicable.

Item 30.    Location of Accounts and Records
            --------------------------------

            All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

FRIC                                                  FRIMCo
----                                                  ------
Frank Russell Investment Company                      Frank Russell Investment
909 A Street                                          Management Company
Tacoma, Washington 98402                              909 A Street
                                                      Tacoma, Washington 98402

SS                                                    MM
--                                                    --


State Street Bank & Trust Company                     Money Managers
1776 Heritage Drive JA4N                              See, Prospectus Section
North Quincy, Massachusetts 02171                     "Money Manager Profiles"
                                                      for Names and Addresses

Rule 31a-1
----------

          (a) Records forming basis for financial statements - at principal offices of SS, FRIC, FRIMCo, and MM for each entity

          (b)       FRIC Records:

               (1)       SS - Journals, etc.
               (2)       SS - Ledgers, etc.
               (3)       Inapplicable
               (4)       FRIC - Corporate charter, etc.
               (5)       MM - Brokerage orders
               (6)       MM - Other portfolio purchase orders
               (7)       SS - Contractual commitments
               (8)       SS and FRIC - Trial balances
               (9)       MM - Reasons for brokerage allocations
               (10)      MM - Persons authorizing purchases and sales
               (11)      FRIC and MM - Files of advisory material
               (12)      ---

          (c)       Inapplicable

          (d)       FRIMCo - Broker-dealer records, to the extent applicable

          (e)       Inapplicable

          (f)       FRIMCo and MM - Investment adviser records

Item 31.  Management Services
          -------------------

          None except as described in Parts A and B.

Item 32.  Undertakings
          ------------



          (c) Registrant has elected to include its Management's discussion of Fund performance required under N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 39 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on the 15th day of April, 1998.

                                       FRANK RUSSELL INVESTMENT COMPANY
                                                  Registrant

                                       By: /s/ Lynn L. Anderson
                                           --------------------------------
                                           Lynn L. Anderson, Trustee and
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 15, 1998.

    Signatures                            Title
    ----------                            -----

/s/ Lynn L. Anderson               Trustee and President,
-------------------------          in his capacity as
Lynn L. Anderson                   Chief Executive Officer

/s/ George W. Weber                Treasurer, in his capacity
-------------------------          as Chief Accounting Officer
George W. Weber

                                   Trustee
-------------------------
Paul E. Anderson*

                                   Trustee
-------------------------
Paul Anton, PhD*

                                   Trustee
-------------------------
William E. Baxter*

                                   Trustee
-------------------------
Lee C. Gingrich*

                                   Trustee
-------------------------
Eleanor W. Palmer*



                                   Trustee
-------------------------
George F. Russell, Jr.*

By: /s/ Gregory J. Lyons           Assistant Secretary
    ---------------------
        Gregory J. Lyons



--------------
* Original Powers of Attorney authorizing the President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, and each of them singly to sign this Amendment on behalf of each member of the Board of Trustees of Frank Russell Investment Company which have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


NAME OF EXHIBIT                                                             EXHIBIT NUMBER
---------------                                                             --------------
Equity I Fund, Equity II Fund, Equity III Fund, Fixed Income I Fund,           99-4(a)
Fixed Income II Fund International Fund And Money Market Fund

Diversified Equity Fund, Special Growth Fund, Equity Income Fund,              99-4(b)
Diversified Bond Fund, Volatility Constrained Bond Fund,
International Securities Fund, Limited Volatility Tax Free Fund
and U S Government Money Market Fund.

Quantitative Equity, Equity Q and Tax Free Money Market Funds                  99-4(c)

Real Estate Securities Fund                                                    99-4(d)

Opinion and Consent of General Counsel                                         99-10

Consent of Independent Accountants                                             99-11(a)

Schedule of Computations of Performance Calculation                            99-16

Financial Data Schedule for Equity I Fund                                      27.1

Financial Data Schedule for Equity II Fund                                     27.2

Financial Data Schedule for Equity III Fund                                    27.3

Financial Data Schedule for Equity Q Fund                                      27.4

Financial Data Schedule for Equity T Fund                                      27.5

Financial Data Schedule for International Fund                                 27.6

Financial Data Schedule for Fixed I Fund                                       27.7

Financial Data Schedule for Fixed II Fund                                      27.8

Financial Data Schedule for Fixed III Fund                                     27.9


Financial Data Schedule for Multistrategy Bond Fund                            27.10

Financial Data Schedule for Volatility Constrained Bond Fund                   27.11

Financial Data Schedule for Emerging Markets Fund                              27.12

Financial Data Schedule for Limited Volatility Tax Free Fund                   27.13

Financial Data Schedule for Tax Free Money Market Fund                         27.14

Financial Data Schedule for U S Government Money Market Fund                   27.15

Financial Data Schedule for Money Market Fund                                  27.16

Financial Data Schedule for Special Growth Fund  Class S                       27.17

Financial Data Schedule for Special Growth Fund  Class C                       27.18

Financial Data Schedule for Diversified Equity Fund  Class S                   27.19

Financial Data Schedule for Diversified Equity Fund  Class C                   27.20

Financial Data Schedule for Equity Income Fund  Class S                        27.21

Financial Data Schedule for Equity Income Fund  Class C                        27.22

Financial Data Schedule for Quantitative Equity Fund  Class S                  27.23

Financial Data Schedule for Quantitative Equity Fund  Class C                  27.24

Financial Data Schedule for Real Estate Securities Fund  Class S               27.25

Financial Data Schedule for Real Estate Securities Fund  Class C               27.26

Financial Data Schedule for Diversified Bond Fund  Class S                     27.27

Financial Data Schedule for Diversified Bond Fund  Class C                     27.28

Financial Data Schedule for International Securities Fund  Class S             27.29

Financial Data Schedule for International Securities Fund  Class C             27.30

Financial Data Schedule for Aggressive Strategy Fund                           27.31

Financial Data Schedule for Balance Strategy Fund                              27.32

Financial Data Schedule for Moderate Strategy Fund                             27.33

Financial Data Schedule for Conservative Strategy Fund                         27.34

Financial Data Schedule for Equity Balanced Strategy Fund                      27.35

                       FRANK RUSSELL INVESTMENT COMPANY

                               FILE NO. 2-71299
                               FILE NO. 811-3153
                               -----------------


                                   EXHIBITS
                                   --------

                          Listed in Part C, Item 1(b)

                      To Post-Effective Amendment No. 39

                             and Amendment No. 39
                                      to
                      Registration Statement on Form N-1A
                                     Under
                            Securities Act of 1933
                                      and
                        Investment Company Act of 1940